                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:


[ ] Preliminary proxy statement


[X] Definitive proxy statement only

[ ] Definitive additional materials
[ ] Soliciting material under Rule 14a-12
Confidential, For Use of the Commission
(as permitted by Rule 14a-6(e)(2))

                         INTERSTATE HOTELS CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total Fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement number:

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(3) Filing party:

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(4) Date filed:

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

                         INTERSTATE HOTELS CORPORATION
                                Foster Plaza Ten
                               680 Andersen Drive
                         Pittsburgh, Pennsylvania 15220


                                                              September 15, 2000


To the Stockholders:


     You are cordially invited to attend a Special Meeting of Stockholders of Interstate Hotels Corporation, a Maryland corporation (the "Company"), to be held on Monday, October 16, 2000 at 10:00 a.m., Eastern Time, at the Pittsburgh Marriott City Center Hotel located at 112 Washington Place, Chatham Center, Pittsburgh, Pennsylvania. The official Notice of Meeting, Proxy Statement and form of proxy are enclosed with this letter.



     At the Special Meeting, you will be asked to approve the issuance by the Company of the following: (i) $5 million of convertible preferred shares and $25 million of convertible subordinated notes to an investor led by a subsidiary of Lehman Brothers Holdings Inc. and its affiliates (the "Investor"); (ii) 225,000 convertible preferred shares to our senior management team; (iii) additional shares of convertible subordinated notes and convertible preferred shares issuable as payment-in-kind under the terms of those securities; and (iv) the underlying common stock into which the convertible preferred shares and the convertible preferred notes are convertible. In connection with this investment, the Company has committed to invest $25 million and, the Investor has committed to invest a further $20 million, in a joint venture that will purchase hotel properties to be managed by the Company.


     The Company has been seeking to augment its capital resources since its 1999 spin-off. We believe that this alliance with the Investor is a significant step for the Company because it provides us with the capital resources to implement our growth strategy.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY, HAS APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSAL.


     Your vote is important. Please complete, sign and date the enclosed proxy card and return it promptly in the accompanying envelope whether or not you plan to attend the meeting. It is important that you return the proxy card promptly whether or not you plan to attend the meeting, so that your shares are properly voted.


     We hope to see you at the Special Meeting.

                                          Sincerely,

                                          /s/ Thomas F. Hewitt

                                          THOMAS F. HEWITT
                                          Chairman of the Board

             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE
              COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND
                RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE,
           WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         INTERSTATE HOTELS CORPORATION
                                Foster Plaza Ten
                               680 Andersen Drive
                         Pittsburgh, Pennsylvania 15220

                   -----------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                   -----------------------------------------

To the Stockholders:


     Notice is hereby given that a Special Meeting of Stockholders of Interstate Hotels Corporation, a Maryland corporation (the "Company"), will be held at 10:00 a.m., Eastern Time, on Monday, October 16, 2000, at the Pittsburgh Marriott City Center Hotel located at 112 Washington Place, Chatham Center, Pittsburgh, Pennsylvania for the following purposes, all as more fully described in the attached Proxy Statement:



     1. To approve the issuance of (i) 500,000 shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share, for $5.0 million and 8.75% Convertible Subordinated Notes for $25.0 million to CGLH Partners I LP and CGLH Partners II LP; (ii) 225,000 shares of the Company's Series B Convertible Preferred Stock to three members of the Company's senior management; (iii) additional shares of 8.75% Convertible Subordinated Notes and Series B Convertible Preferred Stock issuable as payment-in-kind under the terms of those securities; and
        (iv) shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), issuable upon the conversion of the Series B Convertible Preferred Stock and the 8.75% Convertible Subordinated Notes. These securities are convertible into Class A Common Stock of the Company at $4.00 per share. The terms of these securities prevent any holder from converting the securities into Class A Common Stock if that conversion would result in the investor entities or any other holder of these securities and their affiliates, or any group to which they belong, owning more than 49% of the Company's total Common Stock outstanding after the conversion. Stockholder approval is being sought in order to comply with NASDAQ rules.


     2. To act upon such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.


     Stockholders of record at the close of business on September 12, 2000 are entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.


                                          TIMOTHY Q. HUDAK
                                          Secretary


September 15, 2000


                 TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE
             COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT
               PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO
                        POSTAGE IF MAILED IN THE UNITED STATES.

                         INTERSTATE HOTELS CORPORATION
                                Foster Plaza Ten
                               680 Andersen Drive
                         Pittsburgh, Pennsylvania 15220


                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 16, 2000


                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q. Who may vote at the Special Meeting?


A. You may vote if you were a holder of record of shares of Class A, Class B or Class C Common Stock of Interstate Hotels Corporation, a Maryland corporation (the "Company"), par value $.01 per share (respectively the "Class A Common Stock," the "Class B Common Stock" and the "Class C Common Stock)" voting together as a single class, at the close of business on September 12, 2000.


Q. What may I vote on?

A. The Special Meeting has been called to consider a proposal to approve the issuance of:

          - 725,000 shares of the Company's Series B Convertible Preferred Stock to the investor entities and to three members of the Company's senior management;

          - 8.75% Convertible Subordinated Notes;

          - any additional securities issued pursuant to the terms of the Series B Convertible Preferred Stock or the 8.75% Convertible Subordinated Notes; and

          - shares of the Company's Class A Common Stock issuable upon the conversion of the Series B Convertible Preferred Stock and the 8.75% Convertible Subordinated Notes.


   The Series B Convertible Preferred Stock and the 8.75% Convertible Subordinated Notes are convertible into Class A Common Stock of the Company at $4.00 per share. The terms of the Series B Convertible Preferred Stock and the 8.75% Convertible Subordinated Notes prevent the investor entities or any other holder of these securities from converting them into Class A Common Stock if the conversion would result in those entities, their affiliates, or any group to which any of them belong, owning more than 49% of the Company's total Common Stock outstanding after the conversion. The issuance of securities to the investor entities and senior management is part of an integrated transaction and is therefore being voted on as a single proposal.



Q. What does our Board of Directors of the Company (the "Board of Directors") recommend?


A. The Board of Directors unanimously recommends that you vote "FOR" the proposal.

Q. Why is the Board of Directors recommending approval of the proposal?


A. The Company has been seeking to augment its capital resources since its 1999 spin-off. The Company has entered into an agreement with an investor led by a subsidiary of Lehman Brothers Holdings Inc. which will provide the Company with the capital resources to implement its growth strategy. The Company believes that the investment of $30 million by the investor entities in exchange for the issuance of the Series B Convertible Preferred Stock and the 8.75% Convertible Subordinated Notes is a significant step in pursuing that strategy.


   The issuance of Series B Convertible Preferred Stock to senior management is part of arrangements put in place in exchange for payments otherwise due to management under existing agreements.


   If the proposal is approved by the stockholders, the Company will also enter into a joint venture partnership agreement with the investor entities which has agreed to invest at least an additional $20 million in the joint


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

   venture. We expect this joint venture will ensure future management fees for the Company and allow the Company to expand its portfolio of hotels.

Q. What vote is required to approve the proposals?

A. Approval by the vote of a majority of the total number of shares of Class A, Class B and Class C Common Stock, voting together as a single class, present in person or by proxy at the Special Meeting is required to approve the proposal. Each share of common stock is entitled to one vote. A quorum must be present or represented at the Special Meeting by proxy for any action to be taken. A quorum is at least a majority of the total number of issued and outstanding shares of Class A, Class B and Class C Common Stock.

Q. How are abstentions and broker non-votes counted?

A. Abstentions are counted in determining that a quorum is present for the Special Meeting and are included in calculating total votes cast on the proposal, so an abstention will have the same effect as a vote against the proposal.

   Broker non-votes are not treated as being present for the Special Meeting, so will have no effect on determining whether stockholders have approved the proposal.

Q. What are broker non-votes?

A. The NASDAQ permits brokers to vote their customers' shares on routine matters when the brokers have not received voting instructions from their customers. The election of directors and the election of independent accountants are examples of routine matters on which brokers may vote in this way. Brokers may not vote their customers' shares on non-routine matters such as the proposal you are being asked to consider at the Special Meeting unless they have received voting instructions from their customers. Non-voted shares on non-routine matters are broker non-votes. If your shares are held in your broker's name, you must give your broker instructions or your shares will not be voted at the Special Meeting.

Q. If my shares are held in "Street Name" by my broker, will my broker vote my shares for me?

A. Your broker will not be able to vote your shares without instructions from you (these shares become "broker non-votes" as discussed above). You should instruct your broker to vote your shares, following the directions provided by your broker.

Q. What do I need to do now?

A. After reading this document carefully, please vote your shares. You can do this by just completing and mailing your signed proxy card in the enclosed return envelope. Please do this as soon as possible so that your shares can be voted at the Special Meeting. If no instructions are indicated, such shares will be voted in favor of the proposal, in accordance with the recommendations of the Board as set forth in this proxy statement. You may also vote your shares by attending the Special Meeting and voting in person.

Q. Can I change my vote after I have mailed my signed proxy card?

A. Yes, you can change your vote at any time before your proxy card is voted at the Special Meeting. You can do this in one of three ways. First, you can send a written notice to us stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card to us. Third, you can attend the Special Meeting and vote in person. Your attendance alone will not, however, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change those instructions.

Q. Do I need to attend the Special Meeting in person?

A. No. It is not necessary for you to attend the Special Meeting in order to vote your shares, although you are welcome to attend.

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

Q. Where can I find more information about the Company?

A. We file reports and other information with the Securities and Exchange Commission. You may read and copy this information at the SEC's public reference facilities. Please call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet site maintained by the SEC at http://www.sec.gov and at the office of the NASDAQ National Market.

Q. Who can help answer my questions?

A. If you have questions about the Special Meeting or the proposal after reading this proxy statement, you should contact our Investor Relations department:


                         Interstate Hotels Corporation


                               Investor Relations


                                Foster Plaza Ten


                               680 Andersen Drive

                              Pittsburgh, PA 15220
                              Tel: (412) 937-0600

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

GENERAL INFORMATION


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies from the holders of Class A , Class B and Class C Common Stock of the Company for use at the Special Meeting of Stockholders and at any postponements or adjournments of the meeting. The Special Meeting will be held at 10:00 a.m., Eastern Time, on October 16, 2000, at the Pittsburgh Marriott City Center Hotel located at 112 Washington Place, Chatham Center, Pittsburgh, Pennsylvania. This Proxy Statement and the accompanying form of proxy are being mailed on or about September 15, 2000 to stockholders of record on September 12, 2000.



     Stockholders of the Company will consider and vote on the issuance of (i) 500,000 shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share, for $5.0 million and 8.75% Convertible Subordinated Notes for $25.0 million to CGLH Partners I LP and CGLH Partners II LP (collectively, the "Investor"), (ii) 225,000 shares of the Company's Series B Convertible Preferred Stock to three members of the Company's senior management; (iii) additional shares of 8.75% Convertible Subordinated Notes and Series B Convertible Preferred Stock issuable as payment-in-kind under the terms of these securities; and (iv) shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), issuable upon the conversion of the Series B Convertible Preferred Stock and the 8.75% Convertible Subordinated Notes. These securities are convertible into Class A Common Stock of the Company at $4.00 per share. The terms of these securities prevent the Investor or any other holder from converting the securities into Class A Common Stock if that conversion would result in them, their affiliates or any group to which they belong, owning more than 49% of the Company's total Common Stock outstanding after the conversion. Stockholder approval is being sought in order to comply with NASDAQ rules.


     The Company is seeking approval of the issuance of the Series B Convertible Preferred Stock and the 8.75% Convertible Subordinated Notes, the shares of Class A Common Stock issuable upon conversion of the Series B Convertible Preferred Stock and the 8.75% Convertible Subordinated Notes issuable as payment-in-kind under the terms of these securities in order to comply with the rules of the NASDAQ Market which require stockholder approval as a prerequisite to listing the Class A Common Stock into which the securities are convertible. Initially, the Preferred Stock and Notes to be issued to the Investor and senior management will be convertible into an aggregate of 8,062,500 shares of our Class A Common Stock, subject to the limitations on conversion by individual holders described above. If the Company pays dividends or interest in additional securities, the number of shares of Common Stock issuable upon conversion will increase. The affirmative vote of a majority of the total number of shares of Class A, Class B and Class C Common Stock, voting together as a single class, present in person or by proxy at the Special Meeting, is required to approve the issuance of the Series B Convertible Preferred Stock and the 8.75% Convertible Subordinated Notes under the NASDAQ rules.

VOTING SECURITIES AND SOLICITATION OF PROXIES


     The holders of record of shares of Class A, Class B and Class C Common Stock of the Company at the close of business on September 12, 2000 (the "Record Date") are entitled to receive notice of, and vote such shares at, the Special Meeting. As of the Record Date, there were 6,339,471 shares of Class A Common Stock outstanding, 242,555 shares of Class B Common Stock outstanding and 60,639 shares of Class C Common Stock outstanding. Holders of such shares as of the Record Date are entitled to cast one vote per share on the proposal to be considered at the Special Meeting.



     The holders of at least a majority of the total number of issued and outstanding shares of Class A, Class B and Class C Common Stock as of the Record Date, considered together, present in person, or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. The affirmative vote of a majority of the total number of shares of Class A, Class B and Class C Common Stock, voting as a single class, present in person or by proxy at the Special Meeting is required to approve the proposal. Abstentions will be included in determining the number of shares present or represented at the Special Meeting for purposes of determining whether a quorum exists and will have the effect of a vote cast against the proposal. Broker non-votes may not be voted on the proposal and, accordingly, will not be included in determining whether a quorum exists and will have no effect on the outcome of the vote. There are no rights of appraisal or similar dissenters' rights with respect to any matter to be acted on under this Proxy Statement.


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

     All shares of Class A, Class B and Class C Common Stock represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, unless such proxies previously have been revoked, will be voted at the Special Meeting in accordance with the instructions on the proxies. If no instructions are indicated, such shares will be voted in favor of the proposal, in accordance with the recommendation of the Board of Directors as set forth herein.

     A proxy may be revoked by filing with the Secretary of the Company, prior to the exercise of the proxy, either a written instrument revoking the proxy or an executed subsequent proxy or by voting in person at the Special Meeting. Attendance at the Special Meeting will not, in itself, constitute revocation of a proxy.

        APPROVAL OF THE ISSUANCE OF SERIES B CONVERTIBLE PREFERRED STOCK
                  AND THE 8.75% CONVERTIBLE SUBORDINATED NOTES

OVERVIEW


     On August 31, 2000, the Company entered into a Securities Purchase Agreement with the Investor pursuant to which the Company agreed to sell to the Investor an aggregate amount of $25,000,000 of its 8.75% Subordinated Convertible Notes (the "Notes") and 500,000 shares of its Series B Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock") for an aggregate amount of $5,000,000. The Preferred Stock accrues cumulative dividends payable in cash at 8.75% per annum, with up to 25% of the dividends payable in kind, (at the option of the Company) and must be redeemed by the Company no later than 2007. The Notes mature no later than 2007 and accrue interest at a rate of 8.75% per annum, with up to 25% of the interest payable in kind (at the option of the Company). Both securities are convertible at any time into Class A Common Stock of the Company at $4.00 per share. Initially, these securities would be convertible into an aggregate of 7,500,000 shares of Class A Common Stock, representing approximately 54% of the Company's Class A Common Stock after conversion (taking into account the Class A Common Stock outstanding as of the Record Date). In addition, the 225,000 shares of Preferred Stock proposed to be issued to members of senior management initially would be convertible, subject to vesting restrictions under their respective amended and restated employment agreements, into an aggregate of 562,500 shares of Class A Common Stock, representing approximately 4% of the Company's Class A Common Stock after conversion (taking into account the Class A Common Stock outstanding as of the Record Date). However, no holder of either the Notes or the Preferred Stock may convert these securities if that conversion would cause the holder and its affiliates or any group of which any of them is a member to have beneficial ownership of more than 49% of the Company's total Common Stock outstanding after the conversion. The issuance of the Preferred Stock and the Notes, together with the execution of a Registration Rights Agreement, an Investor Agreement, and the formation of a joint venture, all described herein, is expected to occur promptly after receipt of stockholder approval for the issuance of the Preferred Stock, the Notes and the shares of Class A Common Stock issuable upon conversion of the Preferred Stock and the Notes at the Special Meeting.


     In connection with the transactions contemplated under the Securities Purchase Agreement, the Company entered into amended and restated employment agreements with each of Thomas F. Hewitt, J. William Richardson, and Kevin Kilkeary, members of senior management of the Company. These amended and restated employment agreements become effective upon the closing of the transactions contemplated under the Securities Purchase Agreement and provide, among other things, as described herein, for the issuance of an aggregate of 225,000 shares of Preferred Stock to these individuals in exchange for their waiver of severance payments owed to them by the Company under their existing employment agreements.

     The Company has amended its Rights Agreement, dated as of July 8, 1999, between the Company and American Stock Transfer and Trust Company, as transfer agent, to ensure that the transactions contemplated by the Securities Purchase Agreement, including the conversion of the Notes or Preferred Stock into Class A Common Stock, will not result in a distribution of separate rights certificates or the occurrence of a distribution date under the Rights Agreement.

REASON FOR THE INVESTMENT

     The Company has explored various alternatives to allow it to implement its previously announced growth strategy as a means of increasing shareholder value. The 1999 spin-off of the Company resulted in a new public Company with a relatively small market capitalization. The Company has determined that the best way to augment its capital resources is to align with a capital partner. With the $30 million equity infusion by the Investor, the Investor's commitment to provide an additional $20 million in capital to the Joint Venture described below and the credit facility described below, the Company will be in a position to implement its previously announced growth strategy.

     The Joint Venture is strategically important to the Company because it ensures future management fees for the Company and allows the Company to expand its portfolio of hotels. Details of the transactions contemplated by the Securities Purchase Agreement and related transactions pursued by the Company as strategic alternatives are discussed below.

SUMMARY OF MATERIAL TERMS OF THE SALE OF NOTES AND PREFERRED STOCK AND RELATED TRANSACTIONS


     The following summary of the material terms of the sale of the Notes and Preferred Stock is subject to, and qualified in its entirety by, the complete text of the Securities Purchase Agreement, the Investor Agreement and the other material documents described below. Copies of the Securities Purchase Agreement, the Investor Agreement, the Articles Supplementary to the Charter of the Company and the 8.75% Convertible Subordinated Note are attached as Appendices to this Proxy Statement. Certain related agreements, including the Joint Venture Limited Partnership Agreement and Wyndham transaction documents described below, have been filed as Exhibits to the Company's Current Report on Form 8-K, dated September 6, 2000, and are incorporated in this Proxy Statement by reference. You should read the full text of the agreements because the agreements, and not this Proxy Statement, are the legal documents that govern the transactions described below. In the event of any discrepancy between the terms of the agreements and the following summary, the agreements will control.


JOINT VENTURE

     $25 million of the proceeds raised by the sale of the Notes and the Preferred Stock will be invested by the Company in a newly formed joint venture (the "Joint Venture") with the Investor for acquisition of hotel properties that will be managed by the Company. The Investor has committed to invest $20 million of additional capital to the Joint Venture. The Company believes that the $45 million in capital contributed to the Joint Venture will support $250-$300 million of acquisitions, subject to market conditions. However, there is no assurance that the Joint Venture will be able to complete acquisitions or otherwise successfully pursue its strategy.

     The Joint Venture is structured as a limited partnership with an affiliate of the Investor serving as the managing general partner having decision-making authority and an affiliate of the Company serving as a general partner having limited authority and responsibility. The limited partnership interests will be owned by affiliates of the Investor, by affiliates of the Company, and by Thomas
F. Hewitt and J. William Richardson, (collectively, the "Executives"). The Company will own a minority percentage interest of the Joint Venture. The decision by the Joint Venture to acquire any hotel property or an interest in any hotel property will require the unanimous approval of all the partners, other than the Executives. $11,667,000 of the Company's affiliate investment in the Joint Venture will be entitled to a 15% per annum preferential return from available cash before the same return is payable on the remaining capital investments by the partners.


     Pursuant to the amended and restated employment agreements described below, Hewitt and Richardson will receive limited partnership interests in the joint venture of 3% and 2.25% respectively. Neither of the Executives will be required to contribute any capital to the Partnership (except for capital required to improve or operate any hotels previously acquired by the Joint Venture), but each Executive will be deemed to have contributed his pro rata share of the Class A Capital in the Joint Venture for purposes of determining his entitlement to a distribution in the event of a capital event such as, among other things, a sale or refinancing of Joint Venture assets). The limited partnership interests of the Executives will be subject to a vesting period of up to three years pursuant to which all or a portion of such interest will be forfeited under certain circumstances. The limited partnership interests of the Executives will be subject to redemption at the option of the Company at such time as the

Executive ceases to be employed by the Company for any reason. The Executives will have no right to participate in the decision-making for the Joint Venture in their individual capacities as limited partners.

     Under the terms of the partnership agreement for the Joint Venture, an affiliate of the Company will manage for ten years all hotel properties acquired, directly or indirectly, by the Joint Venture, except for minority, non-controlling investments by the Joint Venture in hotel properties. The manager will be entitled to a base management fee of 2.5% of hotel gross revenues and an incentive management fee of 10% of net cash flow. An affiliate of the Investor will serve as the asset manager for all Joint Venture properties and will receive an annual fee of 0.75% of the amount of capital invested in the joint venture as of December 31 of every year. The management agreement for each property is subject to termination in certain circumstances, including the sale of the property by the Joint Venture, and provides for a termination fee to the manager in some circumstances.

     The Joint Venture has a seven-year term subject to extension by the Investor. Within two years of a change of control of the Company, the Investor has a right to require the Company to acquire all the partnership interests owned by affiliates of the Investor. The Joint Venture interests are also subject to a buy/sell agreement which may be triggered in certain circumstances by any partner and may result in the non-triggering partners either buying the triggering partner's interest or selling their interests to the triggering partner, provided that the Executives may not be buyers under the buy/sell agreement, without the consent of the other partners.

SENIOR CREDIT FACILITY


     In connection with this transaction with the Investor, the Company has arranged with Lehman Brothers Inc. ("Lehman") for a $50 million senior secured revolving credit facility, pursuant to which Lehman has committed to lend $25 million and an affiliate of Lehman has agreed to syndicate an additional $25 million on a best efforts basis. The term of the credit facility will be two years with an option to extend for an additional year in certain circumstances, including a reduction of the facility over a period of time. The credit facility will be secured by a pledge of the Company's equity interests (i.e., stock, partnership interests and membership interests) in the Company's major current and future direct and indirect subsidiaries, mortgages on all hospitality properties owned directly by the Company or by its wholly-owned subsidiaries and a security interest in the rights of the Company to receive payments under hotel management agreements and hotel leases. The Company is permitted to draw upon the facility for several purposes including to make investments in hotel properties or loans to obtain management contracts, provide letters of credit and to satisfy the Company's general working capital needs. Lehman will receive customary fees under the facility, including a commitment fee of 1.25% of the facility amount, an arrangement fee of $250,000, an administration fee of $75,000 per year and an annual commitment fee that will vary depending upon the level of the facility usage.


WYNDHAM TRANSACTION


     Also in connection with the Investor's investment in the Preferred Stock and the Notes, the Company has agreed to cause its principal operating subsidiary, Interstate Hotels, LLC ("IH, LLC") to redeem from affiliates of Wyndham International, Inc. (collectively with its affiliates, "Wyndham") their aggregate 55% non-voting economic interest in IH, LLC (the "Wyndham Interest"). At the closing of the transaction IH, LLC will cause certain management agreement assets of IH, LLC to be transferred to Wyndham in partial redemption of the Wyndham Interest. Additionally, at the closing a portion of the remainder of the Wyndham Interest will be converted into a preferred membership interest in IH, LLC. At any time on or after July 1, 2001, both IH, LLC and Wyndham will have the right to require that IH, LLC redeem the preferred membership interest for $12,681,818 to be paid with a combination of cash and notes. The portion of the Wyndham Interest that is not redeemed at the closing or converted into a preferred membership interest at the closing will remain outstanding after the preferred membership interest is redeemed. At any time on or after July 1, 2004 both IH, LLC and Wyndham will have the right to require that IH, LLC redeem the remaining interest at an amount that is the lesser of (a) the product of (i) five times IH, LLC's EBITDA as of December 31, 2003 and (ii) the percentage of total equity interest in IH, LLC which is represented by the remaining interest or (b) $432,883. As additional consideration for the redemption and conversion of the Wyndham Interest, Wyndham has agreed to cause its current representative on the Company's Board of Directors to resign, to relinquish all of its right to appoint a member to the Company's Board of Directors in the future, and to grant the Company an option, exercisable within 90 days of closing, to acquire all of Wyndham's stock in the Company. The Company's Bylaws have been amended to remove the right of the Class B and Class C directors to approve appointments of members to the committees of the Board of Directors, conditioned upon the closing of the transactions contemplated under the Securities Purchase Agreement.

SECURITIES PURCHASE AGREEMENT

     The Securities Purchase Agreement sets forth the terms on which the Investor will make the $30 million investment in the Company. The Securities Purchase Agreement was executed by the Company and the Investor on August 31, 2000. It is the document by which the Company agreed to issue, and the Investor agreed to purchase, the Notes and the Preferred Stock. Based upon information provided by the Investor, CGLH Partners I LP and CGLH Partners II LP, the two limited partnerships constituting the Investor, are held by entities affiliated with Lehman Brothers Holdings Inc., Continental Gencom Holdings LLC, and KFP Holdings, Ltd. Each share of Preferred Stock shall have a liquidation preference of $10. The Securities Purchase Agreement contains representations, warranties and covenants that are customary for transactions of this type. It also contains certain restrictive covenants, including:

     - access to information and financial reports for the Investor;

     - limitations on Company and subsidiary transactions;

     - prohibition against relocation of corporate headquarters outside of Pittsburgh, Pennsylvania for one year;

     - limitations on the Company's conduct of its business during the period between signing of the Securities Purchase Agreement and closing of the sale of the Preferred Stock and Notes without the consent of the Investor;

     - maintenance of sufficient liquidity for the Company to contribute $25,000,000 to the joint venture; and

     - prohibition on negotiations or solicitations by the Company of proposals from other parties involving a merger, consolidation, transfer of material assets or sale or exchange of securities of the Company ("Competing Transactions") unless the Competing Transaction is a Superior Proposal (defined below).

     After the closing of the sale of the Notes and Preferred Stock, in the event of breach of the representations, warranties and covenants of the Securities Purchase Agreement, the non-breaching party is entitled to indemnification for losses once the losses exceed $100,000. Neither party may be indemnified for an amount greater than the $30 million purchase price. In lieu of receiving cash as payment for an indemnification claim, the Investor has the right to adjust the conversion price of the Preferred Stock, but not below $3.00 per share.

     The closing of the transactions contemplated by the Securities Purchase Agreement is subject to customary conditions, including:

     - execution of the Investor Agreement, the Registration Rights Agreement and the Joint Venture partnership agreement;

     - accuracy, at the time of closing, of the Company's representations and warranties contained in the Securities Purchase Agreement and performance by the Company in all material respects of the covenants contained in the Securities Purchase Agreement;

     - receipt of all necessary consents and permits, including consents under the Company's management agreements and franchise agreements;

     - amendment of the Company's Bylaws to remove the right of the Class B and Class C directors to approve appointments of members to the committees of the Board of Directors;

     - approval for quotation on NASDAQ of the Class A Common Stock into which the Preferred Stock and the Notes are convertible;

     - election to the Board of Directors of the five members nominated by the Investor (out of a total of eleven members);

     - no event shall have occurred prior to the closing which could have a material adverse effect on the Company; and

     - receipt of stockholder approval at the Special Meeting of the issuance of the Preferred Stock, the Notes and the Class A Common Stock issuable upon conversion of the Preferred Stock and the Notes in connection with the transactions contemplated by the Securities Purchase Agreement.

     The Company has agreed in the Securities Purchase Agreement not to solicit, initiate or facilitate any proposal by a third party relating to a Competing Transaction or negotiate or enter into any agreement relating to a Competing Transaction. However, the Company may enter into negotiations with, or provide information to, a third party in connection with a Competing Transaction that is a Superior Proposal. A Superior Proposal is a bona fide offer made by a third party to acquire all of the Company's voting securities for a price greater than $4.00 per share and which in the judgment of the Board of Directors, is likely to be consummated. If the Company accepts a Superior Proposal, the Securities Purchase Agreement shall terminate and the Company shall pay to the Investor a termination fee plus expenses as described below.

     The Securities Purchase Agreement may be terminated prior to closing as follows:

     - by mutual consent of the Company and the Investor;

     - by the Company, if the closing does not occur before November 1, 2000 although the Company may not terminate if the failure to close results from the breach of its representations or warranties or the failure to perform its covenants;

     - by the Investor, if the closing does not occur before October 16, 2000 (such date, as extended, the "Termination Date"), subject to extension until November 15, 2000 at the option of the Company upon payment of $250,000 to the Investor, and further extension until November 30, 2000 or earlier upon payment of $16,667 for each day of extension, although the Investor may not terminate if the failure to close results from the breach of its representations or warranties or the failure to perform its covenants;

     - by the Investor, if the Board of Directors does not recommend approval of the transaction to the stockholders or withdraws its recommendation or modifies its recommendation in a manner adverse to the Investor, or approves any Competing Transaction, or refuses to affirm its recommendation upon request by the Investor within five days of such request, or if the Company fails to call the Special Meeting or to mail this proxy statement to its stockholders or to include the recommendation of the Board of Directors in this proxy statement or to hold the Special Meeting prior to the Termination Date unless in each case the delay is caused by a temporary restraining order, preliminary injunction or permanent injunction or other order or decree or regulatory or legal action or the enactment of any statutes, rules or regulations which prevent the consummation of the transaction;

     - by either the Company or the Investor, if the stockholders of the Company fail to approve the issuance of the Preferred Stock, the Notes and the Class A Common Stock issuable upon conversion of the Preferred Stock and the Notes in connection with the transaction;

     - by either the Company or the Investor, if any law prohibits or prevents the consummation of the transaction;

     - by either the Company or the Investor, if the other party materially breaches its representations, warranties, covenants or agreements under the Securities Purchase Agreement and the breach would result in a failure to satisfy the conditions to closing described above and the breach is not cured within 20 days of written notice; or

     - the Company accepts a Superior Proposal.

     If the Company and the Investor mutually agree to terminate the Securities Purchase Agreement, then no termination fee is payable by the Company unless otherwise agreed. However, the Company is required to pay to the Investor a termination fee of $2,250,000 plus the Purchaser's Expenses (defined below) in the event that the Investor terminates the Securities Purchase Agreement for any of the following reasons:

     - the Board of Directors does not recommend approval of this transaction to the stockholders or withdraws its recommendation or modifies its recommendation in a manner adverse to the Investor, or approves any Competing Transaction, or refuses to affirm its recommendation upon request by the Investor within five days of such request, or the Company fails to call the Special Meeting or to mail this proxy statement to its stockholders or to include the recommendation of the Board of Directors in this proxy statement or to hold the Special Meeting prior to the Termination Date unless in each case the delay is caused by a temporary restraining order, preliminary injunction or permanent injunction or other order or decree or regulatory or legal action or the enactment of any statutes, rules or regulations which prevent the consummation of the transaction;

     - the Company materially breaches its representations, warranties, covenants or agreements under the Securities Purchase Agreement and the breach results in a failure to satisfy the conditions to closing described above and the breach is not cured with 20 days of written notice;

     - the Company accepts a Superior Proposal; or

     - the stockholders of the Company fail to approve the transaction and a Competing Transaction is publicly announced prior to the Special Meeting and within 12 months the Company enters into definitive agreements with respect to, or consummates, a Competing Transaction.

     The Company also agrees to pay to the Investor an amount up to a maximum of $2,250,000 as compensation for its reasonable, documented fees, expenses and costs incurred in connection with the transaction (the "Purchaser's Expenses"), but is not obligated to pay a termination fee in the event that the Securities Purchase Agreement is terminated as follows:

     - the Company terminates the Securities Purchase Agreement because the closing does not occur before November 1, 2000 and such failure to close does not result from the Company's material breach of its representations, warranties, covenants or agreements;

     - the Investor terminates the Securities Purchase Agreement because the closing does not occur before the Termination Date and such failure to close does not result from the Investor's material breach of its representations, warranties, covenants or agreements; or

     - either the Company or the Investor terminates the Securities Purchase Agreement because any law prohibits or prevents the consummation of the transaction.

     The Company shall not pay the termination fee or the Purchaser's Expenses if the Securities Purchase Agreement is terminated because the Investor materially breaches its representations, warranties, covenants or agreements and such breach resulted in the failure to close the transaction. The payment of the termination fee and the Purchaser's Expenses is the sole remedy of the Investor against the Company for its breach of any provision in the Securities Purchase Agreement. In no event will more than one payment of the termination fee or Purchaser's Expenses be payable by the Company if the Securities Purchase Agreement is terminated. In addition, if the Company fails to pay a termination fee or Purchaser's Expenses payable by it under the Securities Purchase Agreement, the Company shall pay to the Investor its costs and expenses including attorney's fees in connection with any litigation brought by the Investor to enforce such payment together with interest accrued on the amount of the termination fee or Purchaser's Expenses at the prime or base rate of The Chase Manhattan Bank.

     In order to secure a portion of any termination fee or Purchaser's Expenses due, the Company has agreed to deposit the sum of $2,250,000 or, at the Company's option, a letter of credit for $2,250,000 with State Street Bank & Trust Company, N.A., as escrow agent, to be held in escrow until the transaction is consummated. In addition, the Investor agreed to maintain a capitalization of at least $3,000,000 until the earlier of the closing of the transaction, such time as the Investor contributes $3,000,000 into a separate account for the sole benefit of the Company or the termination of the Securities Purchase Agreement in accordance with its terms unless the Investor had previously materially breached its representations, warranties, covenants or agreements.

INVESTOR AGREEMENT

     Standstill Period. The Investor Agreement grants certain rights to, and imposes certain restrictions on, the Investor during a period (the "Standstill Period") which runs until the earliest of:

     - four years from the date of purchase of the Notes and the Preferred Stock (in the case of acquisitions by the Investor of the Company's capital stock) or three years from the date of the purchase of the Notes and Preferred Stock (in the case of dispositions by the Investor of the Company's capital stock);

     - the date when the Investor owns less than 20% of the total voting power of all of the securities of the Company entitled to vote in the general election of directors, on a converted or unconverted basis (whichever results in greater voting power) (the "Total Voting Power") and 25% of the total voting power of all the then-outstanding securities of the Company;

     - any time after 45 calendar days following any twenty consecutive trading day period for which the average trading sales price for shares of the Company's common stock is at least $10 (increased annually by 15%); and

     - the occurrence of certain default-type events (such as the bankruptcy of the Company or acceleration of at least $1,500,000 of indebtedness, etc.).

     Restrictions During Standstill Period. During the Standstill Period, for a period of up to four years, the Investor may not, among other things:

     - acquire additional capital stock of the Company with certain exceptions such as transfers between the Investor and related transferees;

     - participate in a group with respect to the capital stock of the Company (other than with the Investor's partners or affiliates);

     - participate in a solicitation of proxies or an election contest;

     - solicit stockholders of the Company for the approval of stockholder proposals or the election of Board members;

     - deposit capital stock of the Company into any voting trust;

     - make any public announcement regarding any of the foregoing prohibited activities; or

     - seek control of or influence management of the Board (other than through the Investor's Board designees).

     Also, during the Standstill Period, for a period of up to three years, the Investor may not, among other things:

     - propose a reorganization transaction involving the Company;

     - offer, sell or transfer any capital stock of the Company (other than permitted dispositions);

     - make any public announcement regarding any of the foregoing prohibited activities;

     - enter into negotiations with a third party for any of the foregoing prohibited activities; or

     - advise or finance any person with respect to any of the foregoing prohibited activities.

     The foregoing restrictions on the activities of the Investor during the Standstill Period do not apply to affiliates of the Investor that are related transferees, do not possess material non-public information about the Company and do not have voting or disposition power over the Notes, the Preferred Stock and any Class A Common Stock into which these securities are convertible. The restrictions also do not apply to Lehman Brothers Holdings Inc. and its affiliates if the person taking the action does not have non-public information obtained from the Investor and the transaction does not relate to the securities purchased by the Investor. Also, the Investor is not prohibited from investing in other businesses which may compete with the Company. In addition, the Investor agrees to cause all the entities comprising the Investor to maintain the role of a passive investor in the Company, including the avoidance of any role in, or the influence of, the management or operations of the Company or the use of any corporate or business tradenames in publicly referring to the Company, subject to specified exceptions.

     During the Standstill Period, the Investor may not sell, transfer or dispose of its investment other than at a date after 6 months following the purchase of the Notes and Preferred Stock:

     - under the Registration Rights Agreement;

     - under Rule 144, so long as the disposition is not made to any person who would thereafter own 12.5% of the Total Voting Power (or 20% in the case of institutional investors); and

     - to any person that would not thereafter own 12.5% of Total Voting Power (or 20% in the case of certain institutional investors).

     Dispositions are also permitted pursuant to a merger or tender offer recommended by a majority of the Board of Directors or to holders of partnership or other ownership interests in the Investor or any other person who agrees to be bound by the Investor Agreement; provided that, the Company must consent to any such disposition occurring prior to the second anniversary of the Investor Agreement.

     Board Representation. Until such time as the Investor no longer owns at least 5% of the Total Voting Power and no longer owns at least 10% of its original $30 million investment in the Company, the Investor, as a holder of Preferred Stock, will be entitled to representation on the Company's Board, which will initially be five of the eleven Board members. The Investor's representation on the Board will be effected through the Preferred Stock, which entitles its holders to elect up to five members of the Board. However, this number is subject to adjustment based upon the Investor's percentage ownership of the total outstanding voting securities of the Company, as follows:

     - five Board members so long as the Investor holds 30% or more of the Total Voting Power;

     - four Board members so long as the Investor holds 20% or more but less than 30% of the Total Voting Power;

     - three Board members so long as the Investor holds 10% or more but less than 20% of the Total Voting Power; and

     - one Board member so long as the Investor holds 5% or more but less than 10% of the Total Voting Power.

     Additionally, each committee of the Board would initially have four members, two of which would be designees of the Investor. In the event the Company fails to pay dividends on the Preferred Stock or interest on the Notes for six quarterly dividend periods, the Board of Directors shall be increased to 13 directors and the Investor will be entitled to elect seven directors until such time as the payment default has been cured.

     Investor Designee Approval. The following activities of the Company will require approval by a majority of the Investor's Board designees until the later of (i) expiration or termination of the Standstill Period, (ii) if the Standstill Period is terminated early under circumstances involving insolvency, other credit events or a material breach by the Company of its obligations under the Investor Agreement or the Registration Rights Agreement, (iii) the fourth anniversary of the purchase of the Notes and Preferred Stock, and (iv) such time as the Investor no longer beneficially owns securities of the Company having an aggregate principal amount, liquidation preference or fair market value equal to at least 51% of the Investor's original $30 million investment (the "Covenant Period"):

      (1) consolidations, mergers, reorganization transactions or change-in-control situations (except those involving wholly-owned subsidiaries of the Company);

      (2) liquidation, dissolution or wind-up;

      (3) the purchase of capital stock or other interest in another entity (except those involving wholly-owned subsidiaries of the Company) for an amount exceeding the Threshold Amount (defined below);

      (4) the purchase of assets or liabilities of any third party exceeding the Threshold Amount;

      (5) making capital expenditures exceeding the budget by more than the Threshold Amount;

      (6) sale of any equity interest of the Company or its subsidiaries except for those involving wholly-owned subsidiaries that are in excess of the Threshold Amount or in accordance with the joint venture;

      (7) the formation of joint ventures or partnerships exceeding the Threshold Amount or competing with the Joint Venture;

      (8) the sale or transfer of assets exceeding the Threshold Amount;

      (9) the incurrence of debt exceeding the Threshold Amount;

     (10) the redemption of the Company's Shareholder Rights Agreement;

     (11) the distribution of dividends or redemption of outstanding securities of the Company;

     (12) the issuance of capital stock (with certain exceptions including stock dividends and the conversion of the Notes or Preferred Stock);

     (13) a change in the Company's independent public accountants or retention by the Company of a financial adviser in connection with a transaction exceeding the Threshold Amount;

     (14) the Company's entry into an agreement that restricts the performance of its obligations under its agreements with the Investor;

     (15) granting of registration rights regarding the Company's securities which have a value in any year exceeding the lesser of the Threshold Amount and 5% of the Company's market capitalization;

     (16) the amendment of the Company's charter or bylaws having an adverse effect on the Investor; or

     (17) the entering into of affiliate transactions (with certain exceptions including the compensation of executive officers).

     The Threshold Amount is $2,000,000 prior to the first anniversary of the closing of the sale of the Preferred Stock and the Notes subject to increase by $1,000,000 on each subsequent anniversary if the EBITDA of the Company equals or exceeds the EBITDA Target up to a maximum of $5,000,000. The EBITDA of the Company is the sum of the net income or net loss, net interest expense, income tax expense, depreciation expense and amortization expense on a consolidated basis including earnings attributable to management agreements with respect to hotels owned directly or indirectly by the joint venture. The EBITDA Target is the EBITDA of the Company for the calendar year 2000 adjusted for revenues and expenses, including minority interests affected by the Wyndham redemption described above plus $10 million, $20 million and $30 million for the calendar year preceding the first, second and third anniversaries of the closing respectively. The aggregate Threshold Amount for all transactions subject to a Threshold Amount may not exceed the lesser of (i) twice the amount of any individual transaction or (ii) $10,000,000. In the event that the EBITDA of the Company is less than the EBITDA Target for any year, the Threshold Amount shall be adjusted by a fraction based on the EBITDA of the Company for such year divided by the EBITDA Target for such year.

     Termination of Standstill Period. The Standstill Period will terminate upon the occurrence of any of the following events, among others:

     - acceleration of at least $1.5 million of the Company's indebtedness with payment outstanding 20 days after such acceleration;

     - final judgment against the Company in excess of $1.5 million which remains unsatisfied for 45 days after entry of such judgment;

     - a bankruptcy filing by the Company or the filing of a petition to declare the Company bankrupt that has not been discharged within 60 days;

     - material breach that remains uncured by the Company of its obligations under the Investor Agreement or the Registration Rights Agreement;

     - public announcement of an offer by a third party to acquire more than 25% of the beneficial ownership of the Company which the Company has not recommended against;

     - receipt of a bona fide reorganization proposal or consent solicitation to change the composition of a majority of the Company's Board of Directors that has not been rejected by the Company;

     - payment default under the terms of the Note or the Preferred Stock; or

     - the Company's failure to make capital contributions to the Joint Venture between the Company and the Investor, pursuant to Section 4.2 of the Joint Venture partnership agreement.

     In connection with the transactions contemplated by the Securities Purchase Agreement, until such time as the Investor no longer owns at least 5% of the Total Voting Power or 10% of its original $30 million investment in the Company, the Company will undertake not to hire other investment banks without first offering Lehman Brothers Holdings, Inc. and its affiliates the opportunity to serve in such capacity at market rates.

REGISTRATION RIGHTS AGREEMENT

     Pursuant to the Registration Rights Agreement, the Investor has an unlimited right to include its Notes, Preferred Stock (and the shares of Class A Common Stock of the Company into which they are convertible) in a registration by the Company. In addition, subject to the limitations on sales described in the Investor Agreement, the Investor may, on seven occasions, make a demand for registration of its Notes, Preferred Stock (and the shares of Class A Common Stock of the Company into which they are convertible), so long as such demand includes at least 500,000 shares or such lesser number of shares as would yield gross proceeds of at least $2 million. The Company agrees not to grant registration rights to any other party that would limit the Investor's priority for the sale or distribution of securities in connection with a demand registration. The Investor has the right to receive the most favorable registration rights the Company makes available to any person in connection with the registration of securities and the Registration Rights Agreement is automatically amended to reflect such favorable terms upon grant.

NOTES

     Principal Amount, Maturity and Interest. The principal amount of the Notes is $25 million. The Notes mature in seven years and accrue interest on a daily basis at a rate of 8.75% per annum, compounded quarterly. Interest on the Notes is payable in cash; however, up to 25% of the interest owed on any interest payment date is payable by a payment-in-kind Note at the Company's option. The terms of the Notes provide that during the continuance of an event of default, the Notes accrue interest at a default interest rate per annum of 10.75%.


     Conversion. The Notes and any paid-in-kind Notes issued instead of interest on the Notes are convertible at any time into shares of the Company's Class A Common Stock at a conversion rate of $4.00 per share, subject to anti-dilution adjustment. The terms of the Notes prohibit any holder from converting the Notes if the conversion would cause the holder and its affiliates or any group of which any of them is a member to have beneficial ownership of more than 49% of the Company's Common Stock after the conversion. Subject to that restriction, on the date of issuance, the Notes will be convertible into 6,250,000 shares of the Company's Class A Common Stock.



     Redemption. In addition, upon a Change in Control (as defined below) the Company has an obligation to offer to the Holders, and the Holders have the right to require the Company to redeem the Notes for cash equal to the greater of:


     - the principal amount of the Notes plus accrued interest through the date of redemption; or

     - the fair market value of the cash securities and other property that the Holder could have received had it converted its Notes, plus accrued interest payable in cash.

     A Change in Control is deemed to occur upon any of the following unless the required Holders (as defined below) determine otherwise:

     - the acquisition by any person (other than the Company, the Investor or a group that includes the Investor except when the Investor or group that includes the Investor is acquiring pursuant to a merger or reorganization approved by the Board) of 35% more of the combined voting power or economic interests of the securities of the Company entitled to vote for the election of directors;

     - a change in the majority of the Board members within 12 months of an election contest for persons not recommended by the prior Board;

     - stockholder approval of a merger, reorganization or consolidation in which the owners of securities of the Company prior to such event own less than 50% of the Company thereafter;

     - sale of 50% or more of the Company's assets; or

     - disposition by the Company of any part of its interest in the Joint Venture to a person other than the Investor, except as permitted under the Joint Venture partnership agreement.

     Holders of the Notes may elect not to have their Notes redeemed.

     Events of Default. The following events constitute defaults by the Company which will accelerate the maturity of the Notes:

     - principal or interest payment default on any of the Notes;

     - a bankruptcy filing by the Company or the filing of a petition to declare the Company bankrupt that has not been discharged within 60 days;

     - acceleration of at least $1.5 million of the Company's indebtedness;

     - material breach by the Company of its obligations under the Notes or of its obligation to nominate to the Board of Directors any designee of the Investor under the Investor Agreement, which remains uncured for 15 days after notice to the company; or

     - final judgement against the Company in excess of $1.5 million which remains unsatisfied for 30 days after entry of such judgement.

     Holders of more than 50% of the Notes may annul the acceleration of the maturity of the Notes, if all interests due on the Notes are duly paid and every event of default is cured or waived. The Company is not required to periodically report the absence of any defaults to the Holders.

     Subordination. Payments under the Notes are subordinated to payments on all other senior indebtedness of the Company. Upon receipt by the Company of a notice of default relating to senior indebtedness, for a period of 90 days after such notice (the "Payment Blockage Period"), the Company shall not pay principal or interest on the Notes or redeem such Notes until the senior indebtedness has been paid in full or the default is no longer continuing. The Payment Blockage Period applies while any of the Notes are outstanding after the Covenant Period has ended and shall not restrict the holder's conversion rights. There are no limitations on the issuance of additional senior indebtedness by the Company, other than the obligation to obtain the consent of the Required Holders (as defined below) for the incurrence of debt in general exceeding the Threshold Amount.

     Restrictions while Notes are Outstanding. For so long as the Notes are outstanding, the Company agrees not to engage in the following activities without the prior written consent of the holders of at least a majority of the combined voting power of the Notes and the Preferred Stock outstanding (the "Required Holders"):

     - enter into a Change in Control transaction or merge with an entity other than a wholly-owned subsidiary;

     - enter into an agreement which materially restricts the Company's performance of its obligations under its agreements with the Investor;

     - grant any registration rights regarding the Company's securities which have an aggregate value in any year exceeding the lesser of the Threshold Amount and 5% of the Company's market capitalization;

     - amend the Company's charter, the Notes or bylaws in a manner that adversely affects the rights of the Investor; or

     - redeem any securities of the Company without also offering to redeem the Notes (except for redemptions of the Company's Class C Common Stock or the Preferred Stock).

     In addition, during the Covenant Period and for so long as any Notes are outstanding, the Company must obtain the prior written consent of the Required Holders before taking certain actions described in paragraphs (2)-(13) and (17) above under the discussion of the Investor Agreement relating to "Investor Designee Approval."

     Amendments. Amendments to the provisions of the Notes must be approved by the Required Holders.

PREFERRED STOCK

     Dividends. The Company has designated 850,000 shares of Preferred Stock. The terms of the Preferred Stock are substantially the same as the Notes, except as noted below. The Preferred Stock accrues cumulative dividends payable in cash at the rate of 8.75% of the stated amount ($10 per share) on a quarterly basis, with up to 25% of the dividends payable in additional shares of Preferred Stock at the Company's option. If the dividends are in arrears for a period of 60 days or more, then an additional cumulative dividend accrues at an annual rate of 2% of the stated amount ($10 per share) payable in shares of Preferred Stock. The Preferred Stock also receives any dividends paid to holders of Class A Common Stock of the Company on an as-converted basis. The Company is precluded from paying dividends on or repurchasing capital stock that is on parity with the Preferred Stock and from repurchasing capital stock that is not ranked senior to the Preferred Stock, unless all dividends accrued on the Preferred Stock have been paid.

     Voting Rights. The Preferred Stock has the right to elect up to five members to the Company's Board of Directors as described above under the Investor Agreement. In addition, if the Company fails to pay dividends on the Preferred Stock or interest on the Notes for six quarterly periods, then the size of the Company's Board increases to thirteen directors and the Investor is entitled to elect seven of the thirteen directors until such time as the payment default has been cured. Other than for these rights and the rights described under the discussion of "Restrictions While Preferred Stock is Outstanding" below, the Preferred Stock has no voting rights.

     Conversion. Each share of Preferred Stock, including any shares issued of Preferred Stock issued instead of dividends, is convertible at any time at the option of the holder into Class A Common Stock of the Company, whether or not the Company has given notice of redemption. The conversion price is $4.00 per share of Class A Common Stock subject to anti-dilution adjustment.

     Restrictions While Preferred Stock is Outstanding. For so long as the Preferred Stock is outstanding, the Company agrees not to engage in the following activities without the prior written consent of the Required Holders:

     - authorize, create, reclassify or issue any senior stock or parity stock or any stock convertible into senior or parity stock;

     - amend any rights of the holders of the Preferred Stock or the Class B or Class C Common Stock;

     - amend the rights of the Class A Common Stock in a manner adverse to the holders of the Preferred Stock;

     - enter into a Change in Control transaction or merge with an entity other than a subsidiary;

     - enter into an agreement which materially restricts the Company's performance of its obligations under its agreements with the Investor;

     - grant any registration rights regarding the Company's securities which have a value in any year exceeding the lesser of the Threshold Amount and 5% of the Company's market capitalization;

     - amend the Company's charter, bylaws or the Notes in a manner that adversely affects the rights of the Investor; or

     - redeem any securities of the Company without also offering to redeem the Preferred Stock (except for redemptions of the Company's Class C Common Stock or the Notes).

     In addition, during the Covenant Period and for so long as any of the Preferred Stock is outstanding, the Company must obtain the prior written consent of the Required Holders before taking certain actions described in paragraphs (2)-(13) and (17) above under the discussion of the Investor Agreement relating to "Investor Designee Approval."

     Redemption Rights. The Company has an obligation to redeem the Preferred Stock on the seventh anniversary of the issuance of the Preferred Stock to the Investor. The redemption price will be $10 per share plus all accrued dividends on the date of redemption. The Company is not required to provide notice of such redemption to the holders of Preferred Stock. The holders of the Preferred Stock may convert their shares of the Preferred Stock at any time prior to the redemption date. There is no restriction on the redemption of the Preferred Stock by the Company while the Company is in arrearage in the payment of dividends. In addition, upon a Change in Control, the Company has an obligation to offer to the holders of Preferred Stock, and the holders of Preferred Stock may require from the Company to redeem the Preferred Stock on the same basis as the Notes described above.

     Liquidation Preference. Upon issuance, the Preferred Stock will have an aggregate liquidation preference of $5,000,000. Upon a liquidation of the Company the holders of Preferred Stock will be entitled to receive the greater of (a) $10 per share plus any accrued dividends, and (b) the fair market value of the cash, securities and other property that the holder of Preferred Stock would have received had it converted, its Preferred Stock plus accrued dividends.


     The terms of the Preferred Stock prohibit any holder from exercising the right to convert any shares of Preferred Stock if the conversion would cause the holder and its affiliates or any group of which any of them is a member to have beneficial ownership of more than 49% of the Company's Common Stock after the conversion. Subject to that restriction, on the date of issuance, the shares of Preferred Stock will be convertible into, 1,250,000 shares of the Company's Class A Common Stock and the shares of Preferred Stock proposed to be issued to members of senior management will be convertible into 562,500 shares of Class A Common Stock on the date of issuance.


REASONS FOR SEEKING STOCKHOLDER APPROVAL

     The Company's common stock trades on the NASDAQ SmallCap Market. The rules of the NASDAQ require that a company whose securities are listed on the NASDAQ receive stockholder approval before selling or issuing securities, such as the Notes and the Preferred Stock, which are convertible into common stock representing 20% or more of the Company's outstanding common stock or 20% (or more of the voting power outstanding before the issuance) for less than the greater of book or market value of the stock. The Company must obtain stockholder approval to complete the transactions contemplated under the Securities Purchase Agreement because the Notes and the Preferred Stock, together, could be converted into Class A Common Stock representing more than 20% of the Company's then-outstanding capital stock and because the issuance will be for less than the book value of the Company's common stock and to approve the issuance of Preferred Stock to members of senior management.

OPINION OF FINANCIAL ADVISOR

     Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch") was engaged by the Company to serve as its financial advisor in connection with a proposed strategic transaction involving the Company. Merrill Lynch delivered its opinion, dated August 31, 2000, to the Board of Directors that as of that date, and based on and subject to the assumptions, limitations and qualifications set forth in the written opinion, the purchase by the Investor of Notes in an aggregate principal amount of $25 million and 500,000 shares of Preferred Stock for $5 million is fair from a financial point of view to the Company.

     Merrill Lynch was not authorized by the Company or the Board of Directors to solicit, nor did they solicit, third-party indications of interest for the acquisition of the Company and accordingly, Merrill Lynch does not compare the investment transaction with other possible transactions that may have been available to the Company. Merrill Lynch's opinion does not address the merits of the underlying decision of the Company to issue and sell the Notes and the Preferred Stock. Merrill Lynch expresses no opinion as to the price at which any class of the Company's stock will trade at any time. Merrill Lynch's opinion does not constitute a recommendation to any stockholder as to how to vote at the Special Meeting.

     The full text of the written opinion of Merrill Lynch, dated August 31, 2000, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Appendix E to this proxy statement and is incorporated herein by reference. Stockholders are urged to read the opinion in its entirety. The summary of the opinion of Merrill Lynch set forth in the proxy statement is qualified in its entirety by reference to the full text of such opinion. Merrill Lynch's opinion is as of its date only and Merrill Lynch has no obligation to update it. The Company will pay Merrill Lynch a customary fee for financial advisory matters in connection with its engagement.

EMPLOYMENT ARRANGEMENTS MADE IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS


     We have amended and restated the employment agreements with Mssrs. Hewitt, Richardson and Kilkeary. The amended and restated agreements will only be effective upon the closing date under the Securities Purchase Agreement. In the event the transaction does not close, our existing employment agreements with Mssrs. Hewitt, Richardson and Kilkeary will remain in effect and the amended and restated agreements described below will not become effective.


CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     Amended and Restated Employment Agreement of Thomas F. Hewitt. The following describes the key terms of Mr. Hewitt's amended and restated employment agreement which becomes effective upon the closing of the transactions contemplated by the Securities Purchase Agreement.

      -- He serves as the Company's Chairman of the Board and Chief Executive Officer.


      -- Mr. Hewitt is employed for a four-year term beginning on the closing date of the Securities Purchase Agreement. In addition, on the second anniversary of the closing date and every even-numbered anniversary thereafter, Mr. Hewitt's agreement will be automatically extended for two-years, unless either party gives 90 days' prior written notice otherwise.


      -- Mr. Hewitt was previously issued 181,917 restricted shares of the Company's Class A Common Stock. Any unvested shares will vest on the closing date under the Securities Purchase Agreement. However, the Company and the Executive may agree to defer vesting. In addition, the Company also loaned Mr. Hewitt $259,254 for payment of his income tax liabilities associated with the restricted stock grant. If, on the earlier of February 28, 2003 or the date Mr. Hewitt's employment is terminated other than for cause, the market value of the stock granted to Mr. Hewitt is less than $1.5 million, the Company will forgive this loan in proportion to the amount by which the market value of the stock granted to Mr. Hewitt is less than $1.5 million.

      -- Additionally, the Company loaned Mr. Hewitt $400,000 which is due on June 18, 2005 or 30 days after the termination of Mr. Hewitt's employment, whichever is earlier. If Mr. Hewitt's employment is terminated by the Company other than for cause, the loan will be forgiven.

      -- On the closing date Mr. Hewitt will be granted 100,000 shares of the Company's Series B Convertible Preferred Stock (the "Hewitt Preferred Stock"), subject to the vesting requirements described below. In connection with the grant, Mr. Hewitt is required to execute a Stockholders Agreement with the Investor which provides for certain rights and restrictions in connection with Mr. Hewitt's ownership.


      -- Mr. Hewitt was also granted a 3% partnership interest in the Joint Venture as a limited partner ("Hewitt JV Interest").

      -- Upon Mr. Hewitt's termination of employment, he will be entitled to receive:

          - his minimum bonus, if he resigns without good reason;

          - his minimum bonus, an amount equal to twice his base pay and minimum bonus, continuation for 24 months of his health and welfare benefits, and immediate vesting and nonforfeiture of the Hewitt Preferred Stock and Hewitt JV Interest, if his employment is terminated by the Company for any reason other than cause, or death or disability or if his employment is terminated voluntarily by Mr. Hewitt for good reason; and

          - his minimum bonus for the year of termination of his employment, his base pay and minimum bonus for a period of 12 months following the termination of his employment, and immediate vesting and nonforfeiture of the Hewitt Preferred Stock and Hewitt JV Interest, if his employment is terminated as a result of his death or disability.

      -- Upon Mr. Hewitt's termination of employment by the Company for cause or voluntary termination by Mr. Hewitt without good reason,

          - prior to the first anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Hewitt will forfeit the Hewitt Preferred Stock and the Hewitt JV Interest;

          - on or after the first anniversary but prior to the second anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Hewitt will forfeit two-thirds of the Hewitt Preferred Stock and the Hewitt JV Interest;

          - on or after the second anniversary but prior to the third anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Hewitt will forfeit one-third of the Hewitt Preferred Stock and the Hewitt JV Interest;

          - on or after the third anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Hewitt will not be subject to forfeiting either the Hewitt Preferred Stock or the Hewitt JV Interest.

      -- Upon Mr. Hewitt's termination of employment for any reason, the Company may purchase the vested Hewitt Preferred Stock, to the extent not subject to forfeiture, for its fair market value and the Joint Venture may purchase the vested Hewitt JV Interest for an amount which varies based on the reason for termination.

      -- If Mr. Hewitt is taxed on "excess parachute payments" under the Internal Revenue Code as a result of a change in control of the Company, Mr. Hewitt will be entitled to a gross-up payment.

      -- Mr. Hewitt was previously entitled to certain payments on account of a change in control of the Company. Under the amended and restated employment agreement, Mr. Hewitt is no longer entitled to these payments.

      --  Mr. Hewitt has agreed to non-compete and non-solicitation provisions.

      -- Mr. Hewitt is obligated to keep in strict confidence any trade secrets and confidential business and technical information of the Company.

      -- Mr. Hewitt is entitled to have his legal fees and related expenses paid by the Company in connection with interpretation, enforcement or defense of his rights under the employment agreement.

VICE CHAIRMAN AND CHIEF FINANCIAL OFFICER

     Amended and Restated Employment Agreement of J. William Richardson. The following describes the key terms of Mr. Richardson's amended and restated employment agreement which becomes effective upon the closing of the transactions contemplated by the Securities Purchase Agreement.

      --  He serves as the Company's Vice Chairman and Chief Financial Officer.

      -- Mr. Richardson is employed for a three-year term beginning on the closing date of the Securities Purchase Agreement. In addition, on the second anniversary of the closing date and every even-numbered anniversary thereafter, Mr. Richardson's agreement will be automatically extended for one-year, unless either party gives 90 days' prior written notice otherwise.



      -- Mr. Richardson was previously issued 150,000 restricted shares of the Company's Class A Common Stock. Any unvested shares will vest on the closing date under the Securities Purchase Agreement. However, the Company and Mr. Richardson may agree to defer vesting.


      -- The Company forgave a loan in the amount of $354,018 once Mr. Richardson had remained with the Company for at least 90 days following the Company's spin-off. The loan forgiveness is being amortized over a 60-month period beginning on September 16, 1999, so long as his employment agreement remains in effect.


      -- On the closing date Mr. Richardson will be granted 75,000 shares of the Company's Series B Convertible Preferred Stock (the "Richardson Preferred Stock"), subject to the vesting requirements described below. In connection with the grant, Mr. Richardson is required to execute a Stockholders Agreement with the Investor which provides for certain rights and restrictions in connection with Mr. Richardson's ownership.



      -- Mr. Richardson was also granted a 2.25% Partnership Interest in the Joint Venture as a limited partner ("Richardson JV Interest").


      -- Upon Mr. Richardson's termination of employment, he will be entitled to receive:

          - (1) the greater of (a) his salary and bonus for the year preceding termination and (b) his salary and bonus for the remainder of the term of the agreement, (2) the continuation of health and welfare benefits for one year following termination of employment and (3) immediate vesting and nonforfeiture of the Richardson Preferred Stock and Richardson JV Interest, if his employment is terminated by the Company for any reason other than cause, death or disability, or if his employment is terminated voluntarily by Mr. Richardson for good reason; and

          - his base pay for a period of 12 months following the termination of his employment, and immediate vesting and nonforfeiture of the Richardson Preferred Stock and Richardson JV Interest, if his employment is terminated as a result of his death or disability.

      -- Upon Mr. Richardson's termination of employment by the Company for cause,

          - prior to the first anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Richardson will forfeit the Richardson Preferred Stock and the Richardson JV Interest;

          - on or after the first anniversary but prior to the second anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Richardson will forfeit two-thirds of the Richardson Preferred Stock and the Richardson JV Interest;

          - on or after the second anniversary but prior to the third anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Richardson will forfeit one-third of the Richardson Preferred Stock and the Richardson JV Interest; and


          - on or after the third anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Richardson will not be subject to forfeiting the Richardson Preferred Stock or the Richardson JV Interest.


      -- Upon the voluntary termination of Mr. Richardson's employment by Mr. Richardson without good reason during the nine month period after the date of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Richardson will forfeit the Richardson Preferred Stock and the Richardson JV Interest.

      -- Upon Mr. Richardson's termination of employment for any reason, the Company may purchase the vested Richardson Preferred Stock, to the extent not subject to forfeiture, for its fair market value and the Joint

          Venture may purchase the vested Richardson JV Interest for an amount which varies based on the reason for termination.

      -- If Mr. Richardson is taxed on "excess parachute payments" under the Internal Revenue Code as a result of a change in control of the Company, Mr. Richardson will be entitled to a gross-up payment.

      -- Mr. Richardson was previously entitled to certain payments on account of a change in control of the Company. Under the amended and restated employment agreement, Mr. Richardson is no longer entitled to these payments.

      -- Mr. Richardson has agreed to non-compete and non-solicitation provisions.

      -- Mr. Richardson is obligated to keep in strict confidence any trade secrets and confidential business and technical information of the Company.

      -- Mr. Richardson is entitled to have his legal fees and related expenses paid by the Company in connection with interpretation, enforcement or defense of his rights under the employment agreement.

PRESIDENT AND CHIEF OPERATING OFFICER

     Amended and Restated Employment Agreement of Kevin P. Kilkeary. The following describes the key terms of Mr. Kilkeary's amended and restated employment agreement which becomes effective upon the closing of the transactions contemplated by the Securities Purchase Agreement.

      -- Mr. Kilkeary serves as the Company's President and Chief Operating Officer.

      -- Mr. Kilkeary is employed for a three-year term beginning on the closing date of the Securities Purchase Agreement. In addition, on the second anniversary of the closing date and every even-numbered anniversary thereafter, Mr. Kilkeary's agreement will be automatically extended for one-year, unless either party gives 90 days' prior written notice otherwise.

      -- The Company previously loaned Mr. Kilkeary $300,000. Fifty percent of this loan was or will be forgiven over a three-year period, at the rate of $50,000 per year on June 17, 2000, 2001 and 2002, so long as his employment is not terminated by the Company for cause prior to such dates or voluntarily by Mr. Kilkeary without good reason prior to the first anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement.

      -- On the closing date the Company will loan Mr. Kilkeary $500,000. This loan will be forgiven over the three-year period commencing on the date of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, at the rate of $166,666.33 per year, so long as his employment is not terminated by the Company for cause or voluntarily by Mr. Kilkeary without good reason prior to such dates.

      -- On the closing date, Mr. Kilkeary will be granted 50,000 shares of the Company's Series B Convertible Preferred Stock (the "Kilkeary Preferred Stock"), subject to the vesting requirements described below. In connection with the grant, Mr. Kilkeary is required to execute a Stockholders Agreement with Investor which provides for certain rights and restrictions in connection with Mr. Kilkeary's ownership.

      -- Upon Mr. Kilkeary's termination of employment, he will be entitled to receive:

          - (1) the greater of (a) his salary and bonus for the year preceding termination and (b) his salary and bonus for the remainder of the agreement, (2) the continuation of health and welfare benefits for one year following termination of employment and (3) immediate vesting and nonforfeiture of the Kilkeary Preferred Stock, if his employment is terminated by the Company for any reason other than cause, death or disability or if his employment is terminated voluntarily by Mr. Kilkeary for good reason; and

          - his base pay for a period of 12 months following the termination of his employment, and immediate vesting and nonforfeiture of the Kilkeary Preferred Stock, if his employment is terminated as a result of his death or disability.

      -- Upon the termination of Mr. Kilkeary's employment by the Company for cause or by Mr. Kilkeary without good reason:

          - prior to the first anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Kilkeary will forfeit the Kilkeary Preferred Stock;

          - on or after the first anniversary but prior to the second anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Kilkeary will forfeit two-thirds of the Kilkeary Preferred Stock;

          - on or after the second anniversary but prior to the third anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Kilkeary will forfeit one-third of the Kilkeary Preferred Stock; and

          - on or after the third anniversary of the shareholders' approval of the transactions contemplated under the Securities Purchase Agreement, Mr. Kilkeary will not be subject to forfeiting the Kilkeary Preferred Stock.

      -- Upon Mr. Kilkeary's termination of employment for any reason, the Company, may purchase the Kilkeary Preferred Stock for its fair market value.

      -- If Mr. Kilkeary is taxed on "excess parachute payments" under the Internal Revenue Code as a result of a change in control of the Company, Mr. Kilkeary will be entitled to a gross-up payment.

      -- Mr. Kilkeary was previously entitled to certain payments on account of a change in control of the Company. Under the amended and restated employment agreement, Mr. Kilkeary is no longer entitled to these payments.

      -- Mr. Kilkeary has agreed to non-compete and non-solicitation provisions.

      -- Mr. Kilkeary is obligated to keep in strict confidence any trade secrets and confidential business and technical information of the Company.


      -- Mr. Kilkeary is entitled to have his legal fees and related expenses paid by the Company in connection with interpretation, enforcement or defense of his rights under the employment agreement.


     The foregoing describes the amended and restated employment agreements with Mssrs. Hewitt, Richardson and Kilkeary that become effective only if the shareholders approve the issuance of the Preferred Stock, the Notes and the Class A Common Stock into which these securities are convertible and the transactions contemplated under the Securities Purchase Agreement are consummated. The following discussion summarizes the existing employment agreements between the Company and certain members of senior management, some of which may be superceded by the employment arrangements described above.

EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

     We have entered into an employment agreement with Mr. Hewitt pursuant to which:

      -- He serves as the Company's Chairman of the Board and Chief Executive Officer.

      -- Mr. Hewitt is employed for a term beginning March 1, 1999 and ending February 28, 2003 subject to, on the second anniversary of the date of his employment and every even-numbered anniversary thereafter, automatic two-year extensions, unless either party gives 90 days prior written notice otherwise.

      -- In the event of termination of Mr. Hewitt's employment, he will be entitled to receive:

          - his minimum bonus, if he resigns without good reason;

          - his minimum bonus, an amount equal to twice his base pay and minimum bonus, continuation for 24 months of his health and welfare benefits, and acceleration of his restricted stock grant, if his employment is terminated for any reason other than cause or disability; and

          - his minimum bonus for the year of termination of his employment, his base pay and minimum bonus for a period of 12 months following the termination of his employment, and acceleration of his restricted stock grant, if his employment is terminated as a result of his death or disability.

      -- In the event of a change in control of the Company, Mr. Hewitt will be entitled to:

          - a $2 million cash payment, acceleration of his restricted stock grant, and health and welfare benefits continuation, in the event that his employment is terminated by the Company without cause or he resigns for good reason within 36 months of the change in control or if he terminates his employment for any reason within the first 24 months immediately following the change in control; and

          - a gross-up of his compensation if he is taxed on "excess parachute payments" under the Internal Revenue Code.

      --  Mr. Hewitt has agreed to non-compete and non-solicitation provisions.

      -- Mr. Hewitt is obligated to keep in strict confidence any trade secrets and confidential business and technical information of the Company.

      -- Mr. Hewitt is entitled to have his legal fees and related expenses paid by the Company in connection with interpretation, enforcement or defense of his rights under the employment agreement.

      -- Mr. Hewitt was issued 181,917 restricted shares of the Company's Class A Common Stock, which vests over four years. The Company also loaned Mr. Hewitt $259,254 for payment of his income tax liabilities associated with the restricted stock grant. If, on the earlier of February 28, 2003 or the date Mr. Hewitt's employment is terminated other than for cause, the market value of the stock granted to Mr. Hewitt is less than $1.5 million, the Company will forgive such loan in proportion to the amount by which the market value of the stock granted to Mr. Hewitt is less than $1.5 million.

      -- Additionally, the Company provided Mr. Hewitt with a loan of $400,000 which is due in either six years or 30 days after the termination of Mr. Hewitt's employment, whichever is earlier. If Mr. Hewitt's employment is terminated other than for cause, however, the loan will be forgiven.

     We have also entered into employment agreements with Mr. Richardson, Mr. Kilkeary, Mr. Henry L. Ciaffone and Mr. Charles R. Tomb.

     Pursuant to the terms of Mr. Richardson's employment agreement:

      --  He serves as the Company's Vice Chairman and Chief Financial Officer.

      -- The term of Mr. Richardson's employment is three years, ending June 17, 2002, which will be automatically extended for additional one-year terms unless terminated by either party by giving written notice to the other 90 days prior to a scheduled term expiration date.

      -- In the event of the termination of Mr. Richardson's employment for any reason other than cause, disability or a change in control, he will be entitled to: (1) the greater of (a) his salary and bonus for the immediately preceding year and (b) his salary and bonus for the remainder of the term of the agreement and (2) the continuation of health and welfare benefits for one year following termination of employment.

      -- In the event of a change in control of the Company, Mr. Richardson will be entitled to:

          - a $1.5 million cash payment, acceleration of his restricted stock grant and health and welfare benefits continuation, in the event that his employment is terminated by the Company without cause within 36 months of the change in control or if he terminates his employment for any reason within the first 12 months immediately following the change in control; and

          - a gross-up of his compensation if he is taxed on "excess parachute payments" under the Internal Revenue Code.

      -- Mr. Richardson has agreed to non-compete and non-solicitation provisions.

      -- Mr. Richardson is obligated to keep in strict confidence any trade secrets and confidential business and technical information of the Company.

      -- Mr. Richardson is entitled to have his legal fees and related expenses paid by the Company in connection with interpretation, enforcement or defense of his rights under the employment agreement.

      -- Mr. Richardson was issued 150,000 restricted shares of the Company's Class A Common Stock which vests over three years.


      -- The Company forgave a loan in the amount of $354,018 once Mr. Richardson had remained with the Company for at least 90 days following the Company's spin-off. The loan is being amortized over a 60-month period beginning on September 16, 1999, so long as his employment agreement remains in full force and effect.


     Pursuant to the terms of Mr. Kilkeary's employment agreement:

      -- Mr. Kilkeary serves as the Company's President and Chief Operating Officer.


      -- The term of Mr. Kilkeary's employment is three years, ending June 17, 2002, which will be automatically extended for additional one-year terms unless terminated by either party by giving written notice to the other 90 days prior to a scheduled term expiration date.


      -- In the event of the termination of Mr. Kilkeary's employment for any reason other than cause, disability or a change in control, he will be entitled to: (1) the greater of (a) his salary and bonus for the immediately preceding year and (b) his salary and bonus for the remainder of the agreement and (2) the continuation of health and welfare benefits for one year following termination of employment.

      -- In the event of a change in control of the Company, Mr. Kilkeary will be entitled to:

          - a $1 million cash payment and health and welfare benefits continuation, in the event that his employment is terminated by the Company without cause within 36 months of the change in control or if he terminates his employment for any reason within the first 12 months immediately following the change in control; and

          - a gross-up of his compensation if he is taxed on "excess parachute payments" under the Internal Revenue Code.

      -- Mr. Kilkeary has agreed to non-compete and non-solicitation provisions.

      -- Mr. Kilkeary is obligated to keep in strict confidence any trade secrets and confidential business and technical information of the Company.

      -- Mr. Kilkeary is entitled to have his legal fees and related expenses paid by the Company in connection with interpretation, enforcement or defense of his rights under the employment agreement.

      -- The Company loaned Mr. Kilkeary $300,000, 50% of which will be forgiven over a three-year period, at the rate of $50,000 per year on June 17, 2000, 2001 and 2002, so long as his employment is not terminated by the Company for cause or voluntarily by Mr. Kilkeary prior to such dates. The loan will be forgiven upon the occurrence of a change in control.

     Pursuant to the terms of Mr. Ciaffone's employment agreement:

      -- The term of Mr. Ciaffone's employment is three years, ending November 30, 2001, which will be automatically extended for additional one-year terms unless otherwise terminated by either party by giving written notice to the other 90 days prior to a scheduled term expiration date.

      -- In the event of the termination of Mr. Ciaffone's employment for any reason other than cause or disability, he will be entitled to: (1) the greater of (a) his salary and bonus for the immediately preceding six months and (b) his salary and bonus for the remainder of the term of the agreement and (2) the continuation of health and welfare benefits for six months following termination of employment.

      -- Mr. Ciaffone has agreed to non-compete and non-solicitation provisions.

      -- Mr. Ciaffone is obligated to keep in strict confidence any trade secrets and confidential business and technical information of the Company.

      -- Mr. Ciaffone is entitled to have his legal fees and related expenses paid by the Company in connection with interpretation, enforcement or defense of his rights under the employment agreement.

     Pursuant to the terms of Mr. Tomb's employment agreement:

      -- The term of Mr. Tomb's employment is three years, ending June 1, 2001, which will be automatically extended for additional one-year terms unless otherwise terminated by either party by giving written notice to the other 90 days prior to a scheduled term expiration date.

      -- As a result of the change in control triggered by the merger of Old Interstate into Wyndham, Mr. Tomb received 50% of the severance compensation he was entitled to receive under his severance agreement with Old Interstate.

      -- Mr. Tomb received a loan of $373,857, which was an amount equal to the remaining 50% of such severance compensation, which amortizes over a 30-month period beginning June 18, 1999, and is automatically forgiven upon the expiration of his non-compete period following termination of his employment.

      -- If Mr. Tomb terminates his employment for reasons other than a change in control or a material change in his job responsibilities, he is required to repay the unamortized portion of the severance loan.

      -- In the event the Company terminates Mr. Tomb without cause or either Mr. Tomb or the Company terminates his employment as the result of a change in control or a material change in his job responsibilities during the initial three-year term of his employment, he is entitled both to forgiveness of the severance loan and continuation of health and welfare benefits for the greater of 18 months or the remainder of the term of the agreement.

      -- If the Company terminates Mr. Tomb without cause or he terminates his employment as a result of a change in control or a material change in his job responsibilities after the expiration of the initial three-year term of his employment, he is entitled to an amount equal to his salary and bonus for up to a maximum of six months.

      --  Mr. Tomb has agreed to non-compete and non-solicitation provisions.

      -- Mr. Tomb is obligated to keep in strict confidence any trade secrets and confidential business and technical information of the Company.

      -- Mr. Tomb is entitled to have his legal fees and related expenses paid by the Company in connection with interpretation, enforcement or defense of his rights under the employment agreement.

                             BACKGROUND INFORMATION

     The following information relating to director compensation, executive compensation, stock option grants, compensation plans and arrangements, compensation committee interlocks and insider participation and beneficial ownership of the Class A Common Stock of the Company have been disclosed previously to the Company's stockholders in the Company's Proxy Statement for the Annual Meeting held on July 18, 2000.


DIRECTOR COMPENSATION


     Directors who are Non-Employee Directors are paid an annual retainer of $15,000 plus $1,000 for each Board meeting or working session attended in person, as well as $500 for each Board meeting in which the director participates by telephone. In addition, members of directorate committees are paid $1,000 for each committee meeting attended in person on days on which the Board does not also meet, as well as $500 for each committee meeting in which the director participates by telephone.

EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the compensation paid to Thomas F. Hewitt, who is the Company's Chairman of the Board and Chief Executive Officer, and each of the four other most highly compensated executive officers of the Company in 1999 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                LONG-TERM COMPENSATION
                                   ANNUAL COMPENSATION       -----------------------------
                                --------------------------       SECURITIES         LTIP      ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR    SALARY     BONUS     UNDERLYING OPTIONS   PAYOUTS    COMPENSATION
 ---------------------------    ----   --------   --------   ------------------   --------   ------------
Thomas F. Hewitt(1)...........  1999   $338,462   $450,000        225,000(2)      $ 27,077(3)  $  236,722(4)
  Chairman of the Board and     1998         --         --             --               --             --
  Chief Executive Officer

J. William Richardson.........  1999    303,654    400,000        175,000(2)        24,292(3)     140,762(5)
  Vice Chairman and             1998    265,123    397,684             --          853,205(6)   3,292,485(7)
  Chief Financial Officer

Kevin P. Kilkeary.............  1999    287,788    325,000        150,000(2)        23,023(3)       6,700(8)
  President and                 1998    242,844    273,199             --               --      2,346,519(9)
  Chief Operating Officer

Henry L. Ciaffone.............  1999    237,404    200,000         50,000(2)        17,515(3)     101,804(10)
  Executive Vice President,     1998    181,610    187,567             --               --      2,016,934(11)
  International Operations
  and Development

Charles R. Tomb...............  1999    195,885    150,000         35,000(2)        15,671(3)     149,312(12)
  Senior Vice President,        1998    160,284     75,000             --               --      1,113,663(13)
  Development and Acquisitions

---------------
 (1) Mr. Hewitt became the Chairman of the Board and Chief Executive Officer in March 1999. Mr. Hewitt's 1999 compensation is for the period from March 1, 1999 through December 31, 1999.

 (2) Consists of shares underlying options granted under the Company's Equity Incentive Plan, with an exercise price of $4.50 per share.

 (3) Consists entirely of compensation under the Company's Executive Retirement Plan (the "ERP").

 (4) Consists of restricted stock compensation under the Company's Equity Incentive Plan of $123,173, a reimbursement of costs for relocation of $89,730, imputed interest on a loan by the Company of $15,400, a car allowance of $7,615 and miscellaneous expense reimbursements of $804.

 (5) Consists of restricted stock compensation under the Company's Equity Incentive Plan of $81,250, compensation for services as a director of the Company's subsidiary, Northridge Insurance Company, of $25,000, amortization of loan forgiveness of $23,601 and imputed interest on a loan by the Company of $10,911.

 (6) Consists of compensation under the ERP of $34,466 and a deferred compensation payment of $818,739.

 (7) Consists of stock option proceeds of $1,921,875, loan forgiveness of $1,060,920, a special bonus of $300,000 and a change-in-control payment of $9,690.

 (8) Consists entirely of imputed interest on a loan by the Company.

 (9) Consists of a change-in-control payment of $1,186,394, stock option proceeds of $1,070,125 and loan forgiveness of $90,000.

(10) Consists of a housing allowance of $61,130, a cost of living allowance of $30,429 and a car allowance of $10,245.

(11) Consists of a change-in-control payment of $955,314 with a tax gross up of $479,120, stock option proceeds of $412,500 and loan forgiveness of $170,000.

(12) Consists of amortization of loan forgiveness of $74,771, a reimbursement of costs for relocation of $44,752, imputed interest on a loan by the Company of $21,029 and a car allowance of $8,760.

(13) Consists of a change-in-control payment of $747,713, stock option proceeds of $155,000, a reimbursement of costs for relocation of $111,212, restricted stock compensation of $79,844, commissions of $11,134 and a car allowance of $8,760.

1999 STOCK OPTION GRANTS

     The following table sets forth certain information with respect to options granted to the Named Executive Officers during 1999.

                       OPTION GRANTS IN FISCAL YEAR 1999

                              NUMBER OF                                                   POTENTIAL REALIZABLE
                             SECURITIES       % OF TOTAL                                    VALUE AT ASSUMED
                             UNDERLYING    OPTIONS GRANTED                                ANNUAL RATES OF STOCK
                               OPTIONS       TO EMPLOYEES     EXERCISE OR   EXPIRATION   PRICE APPRECIATION FOR
           NAME                GRANTED        IN 1999(1)      BASE PRICE       DATE          OPTION TERM(2)
           ----              -----------   ----------------   -----------   ----------   -----------------------
Thomas F. Hewitt...........    225,000           12.7%           $4.50         2009      $636,756    $1,613,664
J. William Richardson......    175,000            9.9%            4.50         2009       495,255     1,255,072
Kevin P. Kilkeary..........    150,000            8.5%            4.50         2009       424,504     1,075,776
Henry L. Ciaffone..........     50,000            2.8%            4.50         2009       141,501       358,592
Charles R. Tomb............     35,000            2.0%            4.50         2009        99,051       251,014

---------------
(1) Based on 1,768,000 options granted to all employees during 1999.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the SEC. Our actual stock price appreciation over the ten-year option term will likely differ from these assumed annual rates. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

     The following table sets forth information regarding the values of the options held by the Named Executive Officers at December 31, 1999.

                       OPTION VALUES AT DECEMBER 31, 1999

                                                         NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED          IN-THE-MONEY
                                                              OPTIONS AT                 OPTIONS AT
                         NAME                            DECEMBER 31, 1999(1)      DECEMBER 31, 1999(1)(2)
                         ----                           -----------------------    -----------------------
Thomas F. Hewitt......................................          225,000                     $--
J. William Richardson.................................          175,000                      --
Kevin P. Kilkeary.....................................          150,000                      --
Henry L. Ciaffone.....................................           50,000                      --
Charles R. Tomb.......................................           35,000                      --

---------------
(1) All options held by the Named Executive Officers at December 31, 1999 were unexercisable.

(2) The last sale price as reported on the NASDAQ SmallCap Market on April 27, 2000 was $2.69, which was below the option exercise price of $4.50.

     Outstanding Options. Pursuant to the Equity Incentive Plan, the Company has granted stock options to purchase an aggregate of 1,768,000 shares of Class A Common Stock at an exercise price of $4.50 per share. Each of the options has a ten-year term and becomes exercisable as to one-third of the shares covered thereby on each of the first three anniversaries of the date of grant so long as the holder thereof remains a full-time employee of the Company, except that the options become immediately exercisable in the event of the holder's death, disability or termination of employment by the Company for any reason other than cause (as defined) or in the event a change in control occurs, including an event in which any person or group becomes the beneficial owner of more than 50% of the outstanding shares of Common Stock of the Company entitled generally to vote in the election of directors. Unexercised options terminate 30 calendar days after the holder's termination of employment by the Company, except that such period is 180 days in the event of disability and 360 days in the event of death.

COMPENSATION PLANS AND ARRANGEMENTS

     Management Bonus Plan. The Company has established a Management Bonus Plan under which all key management employees who are directly involved in the Company's growth and success (other than Messrs. Hewitt, Richardson and Kilkeary, whose bonuses are to be determined pursuant to their employment agreements) are eligible to receive bonuses based upon the achievement of specified targets and goals for the Company and the individual employee. Awards under the Management Bonus Plan are granted by the Compensation Committee of the Board of Directors and range from zero to specified levels depending on the position of the individual. Currently, 85 corporate employees are eligible for awards under the Management Bonus Plan, with 81 of such employees eligible to receive a bonus ranging from 10% to 70% of their base salaries and four of such employees eligible to receive up to 125% of their base salaries.

     Executive Loans. Pursuant to Mr. Hewitt's employment agreement, on March 1, 1999 the Company loaned Mr. Hewitt $400,000, which loan is due on the earlier of March 1, 2005 or 30 days after termination of his employment. If Mr. Hewitt's employment is terminated for any reason other than cause, the loan will be forgiven. In addition, the Company has loaned Mr. Hewitt $259,254 for payment of income tax liabilities associated with a restricted stock grant in 1999. If, on the earlier of February 28, 2003 or the date Mr. Hewitt's employment is terminated other than for cause, the market value of the stock granted to Mr. Hewitt is less than $1.5 million, the Company will forgive such loan in proportion to the amount by which the market value of the stock granted to Mr. Hewitt is less than $1.5 million.


     In 1996, the Company's predecessor ("Old Interstate") loaned $1.0 million to Mr. Richardson. The remaining unpaid balance of this loan was forgiven as of June 2, 1998 in connection with the merger of Old Interstate into Wyndham and in accordance with the change of control provisions of his severance agreement with

Old Interstate. In 1998, the Company loaned Mr. Richardson $354,018, which loan was forgiven, pursuant to his employment agreement, once he remained with the Company for at least 90 days following the Company's spin-off. The loan is being amortized over a 60-month period beginning on September 16, 1999, so long as his employment agreement remains in full force and effect.


     On June 2, 1998, in connection with the merger of Old Interstate into Wyndham and in accordance with the change of control provisions of their respective severance agreements with Old Interstate, the Company forgave loans in the amount of $90,000 and $170,000 to Messrs. Kilkeary and Ciaffone, respectively. Pursuant to Mr. Kilkeary's employment agreement, the Company loaned Mr. Kilkeary $300,000, 50% of which loan will be forgiven at the rate of $50,000 per year on June 17, 2000, 2001 and 2002, so long as his employment is not terminated by the Company for cause or voluntarily by Mr. Kilkeary prior to such dates. The loan will be forgiven upon the occurrence of a change in control.

     Pursuant to Mr. Tomb's employment agreement, Mr. Tomb received a loan of $373,857 from the Company, which was an amount equal to 50% of the severance compensation he was entitled to receive under his severance agreement with Old Interstate. This loan amortizes over a 30-month period beginning on June 18, 1999, and is automatically forgiven upon the expiration of his non-compete period following termination of his employment. In addition, the Company also loaned $238,000 to Mr. Tomb in 1998 to cover expenses incurred in his relocation to Pittsburgh, which loan was repaid in full.

     Executive Retirement Plan. Each of the General Managers of the Company's hotels who are employees of the Company and other employees holding job classifications of Vice President or above, including the Named Executive Officers, is eligible to participate in the Company's Executive Retirement Plan. The plan is intended to be a non-qualified and unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. Actual participation in the plan is determined by the Board or the Compensation Committee.

     We annually contribute 8.0% of each participant's base salary to the plan and may make discretionary contributions of up to an additional 5.0% of each participant's base salary. These discretionary contributions are based on the Company's net increase in earnings per share in a given year. In addition, plan participants are eligible to designate a portion (to be specified by the Board or the Compensation Committee) of their annual cash bonus to be contributed to the plan.

     The funds contributed by the Company or participants are held in a grantor trust established by the Company. Unless the Board or the Compensation Committee determines that the amounts contributed to the plan on behalf of a participant are payable earlier, in general, a participant in the plan will receive his plan benefits one year after his retirement or termination of employment. Plan benefits are paid out in a lump sum and are deductible by the Company and taxable to the plan participant as ordinary income upon receipt by the participant.

     Employee Stock Purchase Plan. Under the Employee Stock Purchase Plan, each full-time employee who has completed 12 consecutive months of employment with the Company or a predecessor, excluding any employee whose customary employment is not for more than 20 hours per week or more than five months per calendar year, is eligible to participate. A participating employee may elect to authorize the Company to withhold a maximum of 8.0% of such employee's salary. The withheld amount is held in the participating employee's account and used to purchase the Company shares on a semi-annual basis at a price equal to a designated percentage, established semi-annually by the Compensation Committee, from 85% to 100% of the average closing sale price for the Company shares as reported by The NASDAQ SmallCap Market on the date the shares are purchased. Such sale price may not be less than the lesser of (i) 85% of the fair market value of such shares on the date of the regular offering of the right to participate in such plan and (ii) 85% of the fair market value of such shares on the date the shares are purchased. The fair market value of the shares available for purchase by a participating employee (determined as of the offering date) generally may not exceed $25,000 per calendar year.

     Equity Incentive Plan. The Company's Equity Incentive Plan is designed to attract and retain qualified officers and other key employees. The Equity Incentive Plan authorizes the grant of:

     - options to purchase Company shares;

     - restricted shares;

     - unrestricted shares; and

     - deferred shares.

     The Compensation Committee administers the Equity Incentive Plan and determines to whom grants will be made and the terms and conditions thereof.

     The number of Company shares that may be issued or transferred and covered by outstanding awards granted under the Equity Incentive Plan is initially 2,300,000 shares. As of December 31, 1999 and each June 30 and December 31 thereafter, an additional positive number equal to 20% of the additional shares of Common Stock issued during that six-month period will be added to the total number of Company shares subject to the plan. Officers, directors, and our key employees and consultants and those of our subsidiaries may be selected to receive benefits under the Equity Incentive Plan. Shortly after the Spin-Off, 331,917 restricted shares of Class A Common Stock and options to purchase 1,768,000 shares of Class A Common Stock were granted to Company employees, and approximately 200,000 shares are available for additional awards under the Equity Incentive Plan.

AVAILABILITY OF ACCOUNTANTS


     Representatives of PricewaterhouseCoopers LLP, the Company's independent accountants for the current year and the most recently completed fiscal year will be present at the Special Meeting, will have the opportunity to make a statement and are expected to be available to respond to appropriate questions.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee was formed in June 1999 and currently is composed of Benjamin D. Holloway (Chairman), Michael L. Ashner, and Stephen P. Joyce.


BENEFICIAL OWNERSHIP OF COMMON STOCK



     The following table sets forth certain information regarding the beneficial ownership of Class A Common Stock, as of the Record Date, by (1) each person known by the Company to own beneficially more than 5% of the Class A Common Stock, (2) each director and Named Executive Officer of the Company, and (3) all directors and executive officers of the Company as a group. The figures in the following table are based on 6,339,471 shares of Class A Common Stock outstanding as of the Record Date and assume that the transactions contemplated under the Securities Purchase Agreement are consummated and an additional 6,307,906 shares of Class A Common Stock are outstanding upon conversion by the Investors of Notes and/or shares of Preferred Stock into Class A Common Stock (See Note 6 below). Unless indicated otherwise, the address for each of the persons named in the table is c/o Interstate Hotels Corporation, Foster Plaza Ten, 680 Andersen Drive, Pittsburgh, Pennsylvania 15220. For purposes of the table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date.



                                                        NUMBER OF            PERCENTAGE OF
                                                    SHARES OF CLASS A      SHARES OF CLASS A
                                                           ----------             ----------
                                                      COMMON STOCK           COMMON STOCK
                                                      ------------           ------------
                      NAME                                OWNED                  OWNED
                      ----                         -------------------    -------------------
Thomas F. Hewitt.................................         191,434(1)              1.5%
J. William Richardson............................         151,476(2)              1.2%
Kevin P. Kilkeary................................             166                   *
Henry L. Ciaffone................................              --                  --
Charles R. Tomb..................................             123                   *

                                                        NUMBER OF            PERCENTAGE OF
                                                    SHARES OF CLASS A      SHARES OF CLASS A
                                                           ----------             ----------
                                                      COMMON STOCK           COMMON STOCK
                                                      ------------           ------------
                      NAME                                OWNED                  OWNED
                      ----                         -------------------    -------------------
Michael L. Ashner................................           5,000                   *
Benjamin D. Holloway.............................              --                  --
Stephen P. Joyce.................................              --                  --
Phillip H. McNeill, Sr...........................          36,230                   *
Fred J. Kleisner.................................              --                  --
KFP Grand, Ltd.(3)...............................         613,666                 4.8%
Gary M. Goldberg and affiliates(4)...............         432,457                 3.4%
Corporate Capital, L.L.C. (5)....................         360,000                 2.8%
All directors and executive officers as a group
  (11 persons)...................................         384,529                 3.0%
CGLH Partners I LP and CGLH Partners II LP as a
  group..........................................       6,307,906                49.6%


---------------
* Less than 1%

(1) Includes 181,917 restricted shares, 25% of which vests on each of March 1, 2000, March 1, 2001, March 1, 2002 and February 28, 2003, respectively.

(2) Includes 150,000 restricted shares, 33.33% of which vests on each of June 18, 2000, June 18, 2001 and June 2002, respectively. Also includes 43 shares held by Mr. Richardson's daughter.

(3) As reported in a Schedule 13D filed with the SEC on July 7, 1999. The address of KFP Grand, Ltd. is 545 E. John Carpenter Freeway, Suite 1400, Irving, Texas 75062.

(4) As reported in an amended Schedule 13D filed with the SEC on April 26, 2000. Represents shares held in managed discretionary and non-discretionary accounts for clients advised by Gary M. Goldberg & Co., Inc., VIP 100, L.P. and/or Gary Goldberg VIP 100, Inc. Gary M. Goldberg is a controlling person of all of these entities and, as such, is deemed to be the beneficial owner of any shares of the Company's Common Stock of which these entities may be deemed to beneficially own. This information is based solely upon the contents of joint filings made by Mr. Goldberg and his affiliates pursuant to Section 13 of the Securities Exchange Act of 1934. The address of the Gary M. Goldberg group is c/o Gary M. Goldberg, Montebello Park, 75 Montebello Road, Suffern, New York 10901.

(5) As reported in a Schedule 13D filed with the SEC on April 18, 2000. The address of Corporate Capital, L.L.C. is 909 Poydras Street, New Orleans, Louisiana 70112.


(6) According to the Schedule 13D, dated September 10, 2000, and adjusting the figures to reflect 6,339,471 shares of Class A Common Stock outstanding as of the Record Date, the following entities beneficially own the Company's Class A Common Stock that the Investor has the right to acquire pursuant to the Securities Purchase Agreement: (i) CGLH Partners I LP (sole voting power over 1,250,000 shares); (ii) CGLH Partners II LP (sole voting power over 6,307,906 shares); (iii) LB Interstate GP LLC; (iv) LB Interstate LP LLC;
    (v) PAMI LLC; (vi) Property Asset Management Inc.; (vii) Lehman ALI Inc.;
    (viii) Lehman Brothers Holdings Inc.; (ix) MK/CG GP LLC; (x) MK/CG LP LLC;
    (xi) CG Interstate Associates LLC; (xii) Continental Gencom Holdings, LLC;
    (xiii) KFP Interstate, LLC; (xiv) Grosvenor, LLC; (xv) KFP Holdings, Ltd.;
    (xvi) Sherwood M. Weiser (sole voting power over 22,757 shares); (xvii) Donald E. Lefton (sole voting power over 21,505 shares); (xviii) Karim Alibhai (sole voting power over 30,000 shares). Each of the foregoing entities (other than CGLH Partners I LP and CGLH Partners II LP) have shared voting power over 6,307,906 shares of the Company's Class A Common Stock. CGLH Partners I LP and CGLH Partners II LP have sole voting power over the shares listed in clauses (i) and (ii) above, but do not have any shared voting power over any other shares. The terms of the Preferred Stock and the Notes prohibit any single holder and its affiliates or any group of which any of them is a member from converting into more than 49% of the Company's Common Stock. If this restriction were not applicable, the Notes and Preferred Stock held by the foregoing entities initially would be convertible into an aggregate of 7,500,000 shares of Class A Common Stock or approximately 54% of the Company's outstanding Class A Common Stock on the date of issuance. For more information, see the Schedule 13D, dated September 10, 2000. The address of the Investors is c/o Lehman Brothers Holdings Inc., 200 Vesey Street, New York, New York 10285.



     All of the 242,555 outstanding shares of Class B Common Stock of the Company are beneficially owned by Marriott International, Inc. and all of the 60,639 outstanding shares of Class C Common Stock of the Company are beneficially owned by Wyndham International, Inc. and PAH-Interstate Holdings, Inc.


SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Based solely on a review of copies of reports furnished to the Company and written representations signed by all directors and executive officers that no other reports were required with respect to their beneficial ownership of Common Stock during 1999, the Company believes that the directors and executive officers and all beneficial owners of more than 10% of the Class A Common Stock outstanding complied with all applicable filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, with respect to their beneficial ownership of Class A Common Stock during the year ended December 31, 1999 except that a transaction required to be reported on Form 4 was not reported by Mr. Ashner until the filing of his Form 5 for the year ended December 31, 1999.

OTHER MATTERS

     The Board knows of no business to be presented for consideration at the Special Meeting other than that described herein. If any other matters properly come before the Special Meeting, however, the named proxies will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING


     Any proposal of a Stockholder intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company at the Company's principal place of business by March 1, 2001 for inclusion in the Company's proxy, notice of meeting and proxy statement relating to the 2001 annual meeting.


SOLICITATION AND TRANSACTION COSTS


     The cost of preparing, printing and mailing these proxy materials will be borne by the Company. In addition to the solicitation of proxies by the use of the mails, regular employees of the Company may solicit proxies on behalf of the Board in person or by telephone. The Company will also reimburse brokerage houses and other nominees for their expenses in forwarding proxy materials to beneficial owners of the Company's Class A, Class B and Class C Common Stock. The costs related to this solicitation are estimated to be approximately $100,000. In addition, the Company will pay approximately $6 million for costs related to the transactions contemplated under the Securities Purchase Agreement (including costs of lawyers, accountants and advisers) of which $1 million will be paid to Lehman Brothers Inc. or its affiliates for advisory services.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends a vote "FOR" the approval of the issuance of the Notes and the Preferred Stock and the shares of the Company's Class A Common Stock issuable upon the conversion of the Notes and the Preferred Stock.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934. Pursuant to the requirements of the Exchange Act, the Company files annual, quarterly and special reports with the

Securities and Exchange Commission. The following documents or portions of documents filed by the Company with the SEC are incorporated herein by reference.

      (i) The Company's Annual Report on Form 10-K/A for fiscal year ended December 31, 1999;

      (ii) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000;


     (iii) The Company's Current Report on Form 8-K, dated September 6, 2000;
and


      (iv) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting.

     All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date on which the Special Meeting is held shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     Copies of all documents incorporated herein by reference (not including the exhibits to such documents, unless such exhibits are specifically incorporated by reference in this Proxy Statement) and copies of this Proxy Statement as amended or supplemented from time to time will be provided without charge to each person to whom this Proxy Statement is delivered, upon written or oral request within one business day of receipt of such request. Requests should be directed to Interstate Hotels Corporation, Attn: Investor Relations, Foster Plaza Ten, 680 Andersen Drive, Pittsburgh, PA 15220, (412) 937-0600. These documents are also filed electronically through the SEC's Electronic Data Gathering, Analysis and Retrieval system, and may be accessed at the SEC's internet website, which is located at http://www.sec.gov. At that website you may read and copy any reports, statements or other information that the Company files.


INDEX TO APPENDICES
Appendix A                    Securities Purchase Agreement
Appendix B                    Form of Investor Agreement
Appendix C                    Form of 8.75% Subordinated Convertible Note Due 2007
Appendix D                    Form of Articles Supplementary to the Charter of Interstate
                              Hotels Corporation Designating the Series B Convertible
                              Preferred Stock
Appendix E                    Opinion of Merrill Lynch


PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN
  THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED
                                    STATES.

     WE HAVE AUTHORIZED NO ONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE SPECIAL MEETING OR THE COMPANY THAT DIFFERS FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS DOCUMENT OR IN THE DOCUMENTS WE HAVE PUBLICLY FILED WITH THE SEC. THEREFORE, IF ANYONE SHOULD GIVE YOU ANY DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT.

     THE INFORMATION CONTAINED IN THIS DOCUMENT SPEAKS ONLY AS OF THE DATE OF THIS DOCUMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

                                                                      APPENDIX A

                         SECURITIES PURCHASE AGREEMENT

                          DATED AS OF AUGUST 31, 2000

                                     AMONG

                         INTERSTATE HOTELS CORPORATION

                                      AND

                               CGLH PARTNERS I LP

                                      AND

                              CGLH PARTNERS II LP

                               TABLE OF CONTENTS

TABLE OF CONTENTS...........................................    i

INDEX OF EXHIBITS...........................................  iii

INDEX OF ANNEXES............................................  iii

INDEX OF COMPANY DISCLOSURE SCHEDULES.......................   iv

DEFINITIONS.................................................    1

SECTION 1. Issuance and Sale of Notes and Series B Preferred
  Stock.....................................................    5
  1.1. The Issuance and Purchase............................    5
  1.2. Escrow Agreement.....................................    5
  1.3. The Closing..........................................    5
  1.4. Conditions to the Closing............................    5
  1.5. Closing Deliveries...................................    7
  1.6. Payment of Purchase Price............................    8

SECTION 2. Representations and Warranties of the Company....    8
  2.1. Organization and Good Standing; Power and Authority;
       Qualifications.......................................    8
  2.2. Authorization of the Documents; Board
       Recommendation.......................................    8
  2.3. No Conflict..........................................    8
  2.4. Capitalization; Distributions........................    9
  2.5. Authorization and Issuance of Securities.............    9
  2.6. SEC Reports..........................................    9
  2.7. Financial Statements.................................   10
  2.8. Absence of Material Changes..........................   10
  2.9. Contracts............................................   11
  2.10. Subsidiaries and Investments........................   11
  2.11. Properties..........................................   12
  2.12. Employee Benefit Plans..............................   13
  2.13. Labor Relations; Employees..........................   14
  2.14. Litigation; Orders..................................   14
  2.15. Compliance with Laws; Permits.......................   14
  2.16. Environmental Matters...............................   14
  2.17. Taxes...............................................   15
  2.18. Insurance...........................................   16
  2.19. Affiliated Transactions.............................   16
  2.20. Opinion of Financial Advisor........................   16
  2.21. Actions Regarding the Stockholder Rights Plan.......   16
  2.22. Consents............................................   16
  2.23. Brokers.............................................   16
  2.24. Offering Exemption..................................   17
  2.25. Disclosure..........................................   17

SECTION 3. Representations and Warranties of the
  Purchaser.................................................   17
  3.1. Organization and Good Standing; Power and Authority;
       Qualifications; Capitalization.......................   17
  3.2. Authorization of the Documents.......................   17
  3.3. No Conflict..........................................   17
  3.4. Consents.............................................   18
  3.5. Purchase for Investment..............................   18
  3.6. Accredited Investor..................................   18
  3.7. Restrictions on Transfer.............................   18
  3.8. Current Ownership....................................   18
  3.9. Financial Capacity...................................   18

SECTION 4. Registration, Exchange and Transfer of Notes.....   18
  4.1. The Note Register; Persons Deemed Owners.............   18
  4.2. Issuance of New Notes Upon Exchange or Transfer......   18

SECTION 5. Covenants........................................   19
  5.1. Access to Records....................................   19
  5.2. Notice of Breach.....................................   19
  5.3. No General Solicitation..............................   19
  5.4. Financial Reports....................................   19
  5.5. Liquidity............................................   20
  5.6. Conduct of Business Prior to Closing.................   20
  5.7. No Solicitation of Competing Transactions............   21
  5.8. Stockholder Approval; Proxy Statement................   22
  5.9. Reasonable Best Efforts..............................   22

SECTION 6. Additional Agreements............................   23
  6.1. Indenture Relating to the Notes......................   23
  6.2. Lost, Stolen, Damaged and Destroyed Securities.......   23
  6.3. Transactions with Affiliates.........................   23
  6.4. Availability of Conversion Shares....................   23
  6.5. Corporate Headquarters...............................   24
  6.6. HSR..................................................   24

SECTION 7. Restrictive Legend...............................   24

SECTION 8. Taxes............................................   24

SECTION 9. Expenses, Termination............................   24
  9.1. Costs and Expenses...................................   24
  9.2. Termination or Abandonment...........................   25
  9.3. Effect of Termination................................   26
  9.4. Payments Upon Termination............................   26

SECTION 10. Indemnification.................................   27
  10.1. Survival of Representations, Warranties, Agreements
        and Covenants, etc..................................   27
  10.2. Indemnification by the Company......................   27
  10.3. Indemnification by the Purchaser....................   28
  10.4. Limitations.........................................   28
  10.5. Procedure...........................................   28

SECTION 11. Further Assurances..............................   29

SECTION 12. Successors and Assigns..........................   29

SECTION 13. Entire Agreement................................   29

SECTION 14. Notices.........................................   29

SECTION 15. Amendments......................................   30

SECTION 16. Counterparts....................................   31

SECTION 17. Headings........................................   31

SECTION 18. Nouns and Pronouns..............................   31

SECTION 19. Governing Law...................................   31

SECTION 20. Enforcement Jurisdiction........................   31

SECTION 21. Waiver of Jury Trial............................   31

SECTION 22. Litigation; Prevailing Party....................   31

SECTION 23. Publicity.......................................   31

SECTION 24. Severability....................................   31

                               INDEX OF EXHIBITS

     Exhibit A -- Form of Note

     Exhibit B -- Form of Escrow Agreement

     Exhibit C -- Form of Investor Agreement

     Exhibit D -- Form of Registration Rights Agreement

     Exhibit E -- Form of Joint Venture Partnership Agreement

     Exhibit F -- Form of Articles Supplementary

     Exhibit G-1 -- Form of Jones Day Opinion

     Exhibit G-2 -- Form of Ballard Spahr Opinion

     Exhibit G-3 -- Form of Opinion of Counsel to Interstate

     Exhibit H -- Form of Officer's Certificate

     Exhibit I -- Form of Articles of Amendment and Restatement

     Exhibit J -- Information and Reports to be Provided to Purchaser

     Exhibit K -- Amendment No. 1 to Rights Agreement

     Exhibit L -- Side Letter No. 1

                                INDEX OF ANNEXES

     1.0.  Company Knowledge

     1.4.  Jurisdictions in which the Company is in Good Standing

     3.1  Holders of Equity Interest in the Purchaser

     3.4.  Purchaser Consents

     3.8.  Current Ownership

                     INDEX OF COMPANY DISCLOSURE SCHEDULES

     2.3.  Conflicts

     2.4.  Capitalization; Distributions

     2.7.  Financial Statements

     2.8.  Material Changes

     2.9.  Contracts

     2.10.  Subsidiaries and Investments

     2.11.  Properties

     2.12.  Employee Benefit Plans

     2.13.  Labor Relations; Employees

     2.14.  Litigation; Orders

     2.15.  Compliance with Laws; Permits

     2.16.  Environmental Matters

     2.17.  Taxes

     2.19.  Affiliated Transactions

     2.22.  Consents

     2.23.  Brokers

                         SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of August 31, 2000 among INTERSTATE HOTELS CORPORATION, a Maryland corporation (the "Company"), and CGLH PARTNERS I LP, a Delaware limited partnership and CGLH PARTNERS II LP, a Delaware limited partnership (CGLH PARTNERS I LP and CGLH PARTNERS II LP, together, the "Purchaser").

                              W I T N E S S E T H:

     WHEREAS, the Company is engaged in the business of providing management, leasing and related services for hotels owned by third parties in all market segments (the "Business");

     WHEREAS, the Company wishes to issue and sell to the Purchaser and the Purchaser wishes to purchase from the Company (i) 8.75% Subordinated Convertible Notes (the "Notes") in the aggregate principal amount of $25,000,000; and (ii) an aggregate of 500,000 shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), each convertible into shares (the "Conversion Shares") of the Company's Class A Common Stock, par value $.01 per share (the "Common Stock");

     WHEREAS, the Purchaser and the Company desire to provide for such purchase and sale and to establish various rights and obligations in connection therewith:

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     DEFINITIONS. In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

     "Affiliate" means, as to any Person, any Person which, directly or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such Person, and any officer or director of such Person.

     "Agreement" has the meaning given to it in the preamble.

     "Ancillary Documents" means the Registration Rights Agreement, the Investor Agreement, the Articles Supplementary, the Notes and all other contracts, agreements, schedules, certificates and other documents being delivered pursuant to or in connection with this Agreement by any party hereto at or prior to the Closing.

     "Articles Supplementary" has the meaning given to it in Section 1.4(b) of this Agreement.

     "Bankruptcy Exception" has the meaning given to it in Section 2.2 of this Agreement.

     "Benefit Plan" has the meaning given to it in Section 2.12(a) of this Agreement.

     "Business" has the meaning given to it in the Recitals of this Agreement.

     "Bylaws" has the meaning given to it in Section 1.4(b) of this Agreement.

     "Charter" has the meaning given to it in Section 1.4(b) of this Agreement.

     "Class B Common Stock" has the meaning given to it in Section 2.4(a) of this Agreement.

     "Class C Common Stock" has the meaning given to it in Section 2.4(a) of this Agreement.

     "Closing Date" has the meaning given to it in Section 1.3 of this Agreement.

     "Closing" has the meaning given to it in Section 1.3 of this Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" has the meaning given to it in Section 2.6 of this Agreement.

     "Common Stock" has the meaning given to it in the Recitals of this Agreement.

     "Company Disclosure Schedule" has the meaning given to it in Section 2 of this Agreement.

     "Company Entity" has the meaning given to it in Section 10.3 of this Agreement.

     "Company" has the meaning given to it in the preamble.

     "Competing Transaction" has the meaning given to it in Section 5.7 of this Agreement

     "Contract" means any options, warrants, subscription rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any class of capital stock of the Company, or any indenture, mortgage, guaranty, lease, license, franchise, management agreement or other contract, agreement or arrangement, whether written or oral, and any and all amendments, additions, modifications, or supplements thereto.

     "Conversion Shares" has the meaning given to it in the Recitals of this Agreement.

     "Employee Agreement" has the meaning given to it in Section 2.12(a) of this Agreement.

     "Employee" has the meaning given to it in Section 2.12(a) of this Agreement.

     "Encumbrances" has the meaning given to it in Section 1.1 of this Agreement.

     "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, orders, claims, Encumbrances, investigations, proceedings or notices of noncompliance or violations by any Person (including any Governmental Entity) alleging potential liability (including, without limitation, potential responsibility for or liability for enforcement, investigatory costs, cleanup costs, governmental response costs, removal costs, remediation costs, natural resources damages, property damages, personal injury, bodily injury, wrongful death or penalties) arising out of, based on or resulting from (A) the presence, Release or threatened Release of any Hazardous Materials at any location, whether or not owned, operated, leased or managed by the Company or any of its Subsidiaries; or
(B) circumstances that form the basis of any violation or alleged violation of any Environmental Law.

     "Environmental Laws" means all federal, state and local laws, rules and regulations relating to pollution, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or protection of human health and safety, including, without limitation, laws and regulations relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distributions, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

     "ERISA" has the meaning given to it in Section 2.12(a) of this Agreement.

     "Escrow Account" has the meaning given to it in Section 1.2 of this Agreement.

     "Escrow Agent" has the meaning given to it in Section 1.2 of this Agreement.

     "Exchange Act" has the meaning given to it in Section 2.6 of this Agreement.

     "GAAP" has the meaning given to it in Section 2.7 of this Agreement.

     "Governmental Entity" means any supernational, national, foreign, federal, state or local judicial, legislative, executive, administrative or regulatory or self-regulatory body, institution, agency or authority.

     "Hazardous Materials" means (A) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls, (B) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," or words of similar import under any Environmental Law and
(C) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated under any Environmental Law in a jurisdiction in which the Company or any of its Subsidiaries operate.

     "Holder" has the meaning given to it in Section 4.1 of this Agreement.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder.

     "Indemnification Payment" has the meaning given to it in Section 10.2 of this Agreement.

     "Indemnified Party" has the meaning given to it in Section 10.5(a) of this Agreement.

     "Indemnifying Party" has the meaning given to it in Section 10.5(a) of this Agreement.

     "Indenture" has the meaning given to it in Section 6.1 of this Agreement.

     "Intellectual Property" means all trademarks, trade names, patents, copyrights, and applications therefor, or other similar rights (including, without limitation, trade secrets, know-how or other confidential business information).

     "Investor Agreement" has the meaning given to it in Section 1.4(a) of this Agreement.

     "Investor Designee" has the meaning given to it in Section 1.4(b) of this Agreement.

     "Joint Venture" has the meaning given to it in Section 1.4(a) of this Agreement.

     "Joint Venture Partnership Agreement" has the meaning given to it in
Section 1.4(a) of this Agreement.

     "Knowledge" or "Known" means, with respect to any representation or warranty or other statement in this Agreement qualified by the knowledge of any party, the actual knowledge of the directors, officers and executive level employees of such party without independent investigation or verification by such persons, provided, however, that where reference is made to the Knowledge of the Company, such reference shall be deemed to include only Messrs. Hewitt, Hudak, Kilkeary and Richardson and the Controller of the Company, all of whom shall be deemed to have conducted the investigation specified on Annex 1.0 hereto.

     "Law" includes any foreign, federal, state, or local law, statute, rule, regulation, judgment, order, injunction, ruling decree, stipulation, award or other restriction of any court, private arbitration tribunal or other Governmental Entity.

     "Legal Opinions" has the meaning given to it in Section 1.4(b) of this Agreement.

     "Lehman Parent Entities" shall mean Lehman Brothers Holdings Inc., Lehman Brothers Inc., and any Person that, directly or indirectly, Controls or is under Common Control with Lehman Brothers Holdings Inc. or Lehman Brothers Inc. or is managed by any such entity.

     "Losses" has the meaning given to it in Section 10.2 of this Agreement.

     "Material Adverse Effect" means a material adverse effect on the business, results of operations, performance or the financial condition of the Company and its Subsidiaries, taken as a whole.

     "Note Register" has the meaning given to it in Section 4.1 of this Agreement.

     "Notes" has the meaning given to it in the Recitals of this Agreement.

     "Permits" has the meaning given to it in Section 2.15(b) of this Agreement.

     "Permitted Encumbrance" means (i) any Encumbrance consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of such property or irregularities in title thereto that, individually and in the aggregate, do not materially impair the use of such property, (ii) warehousemen's, mechanics', carriers', landlords', repairmen's or other similar Encumbrances arising in the ordinary course of business and securing obligations not yet due and payable and (iii) other Encumbrances which arise in the ordinary course of business and which, individually and in the aggregate, do not materially impair its use of such property or its ability to use such property as collateral to obtain financing or which would otherwise, individually or in the aggregate, have a Material Adverse Effect.

     "Person" means any natural person, corporation, unincorporated organization, partnership, association, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government, or any other entity.

     "Power" has the meaning given to it in Section 2.1 of this Agreement.

     "Preferred Stock" has the meaning given to it in Section 2.4(a) of this Agreement.

     "Properties" has the meaning given to it in Section 2.11(a) of this Agreement.

     "Purchase Price" has the meaning given to it in Section 1.1 of this Agreement.

     "Purchaser Entity" has the meaning given to it in Section 10.2 of this Agreement.

     "Purchaser" has the meaning given to it in the preamble.

     "Registration Rights Agreement" has the meaning given to it in Section 1.4(a) of this Agreement.

     "Related Transferee" has the meaning given to it in the Investor Agreement.

     "Release" means any spill, emission, leaking, injection, deposit, disposal, discharge, dispersal or leaching into the atmosphere, soil, surface water or groundwater.

     "Required Holders" means the holders of Notes or shares of Series B Preferred Stock representing a majority of the combined (i) aggregate principal amount of the Notes outstanding and (ii) aggregate stated amount of the Series B Preferred Stock outstanding, in each case excluding Notes or shares of Series B Preferred Stock then owned by the Company or any of its Affiliates.

     "Required Noteholders" has the meaning given to it in Section 6.1 of this Agreement.

     "Rights Agreement" has the meaning given to it in Section 2.21 of this Agreement.

     "Schedule" has the meaning given to it in Section 2 of this Agreement.

     "SEC Reports" has the meaning given to it in Section 2.6 of this Agreement.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include reference to the comparable section, if any, of such successor federal statute.

     "Series B Preferred Stock" has the meaning given to it in the Recitals of this Agreement.

     "Subsidiary" has the meaning given to it in Section 2.10 of this Agreement.

     "Stockholder Proposal" has the meaning given to it in Section 5.8 of this Agreement.

     "Superior Proposal" has the meaning given to it in Section 5.7 of this Agreement.

     "Tax Return" means a report, return or other information required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes the Company or any of its Subsidiaries.

     "Taxes" means any federal, state, county, local or foreign taxes, charges, fees, levies or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any Governmental Entity, and includes any interest and penalties (civil or criminal) on or additions to any such taxes.

     "Third Party" has the meaning given to it in Section 5.7 of this Agreement.

     "Third Party Leases" has the meaning given to it in Section 2.11(b) of this Agreement.

     "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is quoted, listed or admitted to trading is open for the transaction of business or, if the Common Stock is not quoted, listed or admitted to trading on any national securities exchange (including the NASDAQ), any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     SECTION 1.  ISSUANCE AND SALE OF NOTES AND SERIES B PREFERRED STOCK.

     1.1. The Issuance and Purchase.

     (a) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Purchaser shall purchase from the Company, and the Company shall issue and sell to the Purchaser, free and clear of any mortgages, judgments, claims, liens, security interests, pledges, escrows, charges or other encumbrances of any kind or character whatsoever ("Encumbrances") other than Encumbrances imposed by or through Purchaser or any of its Affiliates, the Notes and 500,000 shares of Series B Preferred Stock in accordance with this Section 1.1, for an aggregate purchase price of $30,000,000 (the "Purchase Price"). The Notes (including any PIK Note issued pursuant to
Section 1.3 of such Notes) shall be in the form of Exhibit A.

     (b) The number of shares of Series B Preferred Stock to be issued to the Purchaser shall be 500,000, each with a liquidation preference of $10.

     (c) The parties agree that the fair market value of the Notes is $25,000,000 and the fair market value of the Series B Preferred Stock is $5,000,000. Each party agrees to file all Tax Returns consistent with such allocation and to take no position inconsistent with such allocation, unless required by Law.

     1.2. Escrow Agreement. Simultaneously with the execution of this Agreement, the Company and the Purchaser shall execute an escrow agreement (the "Escrow Agreement"), substantially in the form set forth in Exhibit B hereto, with the escrow agent identified therein (the "Escrow Agent"), and the Company shall deposit, pursuant to the Escrow Agreement, with the Escrow Agent the sum of $2,250,000, or at the Company's option provide a letter of credit reasonably acceptable to the Escrow Agent securing payment of that amount, such amount being on account of any Termination Fee or Purchaser's Expenses payable by the Company pursuant to Section 9.4.

     1.3. The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be mutually agreed by the Company and the Purchaser as promptly as practicable following the satisfaction or waiver of all of the conditions to the parties' respective obligations set forth in Section 1.4 below, or on such other date or at such other place as shall be mutually agreed by the Company and the Purchaser. The date of the Closing is referred to herein as the "Closing Date."

     1.4. Conditions to the Closing.

     (a) The obligations of the Company and the Purchaser to consummate the transactions contemplated hereby at the Closing are subject to the satisfaction or waiver by both parties on or before the Closing Date of the following conditions:

          (i) no temporary restraining order, preliminary or permanent injunction or other order or decree which prevents the consummation of the transactions contemplated hereby shall have been issued and remain in effect, and no statutes, rule or regulation shall have been enacted by any governmental authority (of the United States or otherwise) which prevents the consummation of the transactions contemplated hereby; provided, however, that the parties shall use their reasonable best efforts to cause any such decree, ruling, injunction or other order to be vacated or lifted;

          (ii) the Company and the Purchaser shall have duly executed the Investor Agreement (the "Investor Agreement") in the form of Exhibit C attached hereto;

          (iii) the Company and the Purchaser shall have duly executed the Registration Rights Agreement (the "Registration Rights Agreement") in the form of Exhibit D attached hereto;

          (iv) Interstate Investment Corporation, a Delaware corporation, and Interstate Property Partnership, L.P., a Delaware limited partnership, and CGLH Partners III LP and CGLH Partners IV LP, each a Delaware limited partnership, shall have duly executed the Agreement of Limited Partnership of CGLH-IHC Fund I, L.P. (the "Joint Venture Partnership Agreement") establishing the "Joint Venture" in the form of Exhibit E attached hereto;

     (b) The obligation of the Purchaser to consummate the transactions contemplated hereby at the Closing is subject to the satisfaction or waiver by the Purchaser, on or prior to the Closing Date of the following conditions:

          (i) the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date when made and (unless made as of a specified date) as of the Closing Date, other than representations and warranties which are by their terms qualified by materiality which shall be true in all respects as of the date when made and (unless made of as of a specified date) as of the Closing Date;

          (ii) the Company shall have performed in all material respects its covenants set forth in this Agreement to be performed prior to the Closing Date;

          (iii) the Company shall have obtained all Permits, authorizations, consents and approvals required to be obtained in connection with the consummation of the transactions contemplated hereby which are (x) listed on Schedule 2.15 hereto or (y) necessary to enable the Business and operations of the Company, after consummation of the transactions contemplated hereby, to continue to be conducted in substantially the same manner as currently conducted, except for such Permits, authorizations, consents and approvals, the failure of which to obtain would not result in a Material Adverse Effect, and provided that none of which shall have been obtained with the imposition of any adverse terms or conditions or with the imposition of any material cost;

          (iv) the Company shall have obtained all necessary approvals of its stockholders to the Stockholder Proposal;

          (v) the Charter of the Company (the "Charter") in the form of Exhibit I hereto shall have been supplemented by the Articles Supplementary to the Charter in the form of Exhibit F attached hereto setting forth the rights and preferences of the Series B Preferred Stock (the "Articles Supplementary") and the Articles Supplementary shall have been accepted for record by the State Department of Assessments and Taxation of the State of Maryland;

          (vi) the bylaws of the Company shall have been amended to remove the right of the Class B Director and the Class C Director (as such terms are defined in the Charter) to approve appointments to committees of the board of directors;

          (vii) the Conversion Shares shall have been approved for quotation on NASDAQ, subject to official notice of issuance;

          (viii) the Company shall have delivered to the Purchaser an officer's certificate satisfactory in form and substance to the Purchaser certifying as to the Company's compliance with the conditions set forth in clauses (i) through (vii) above;

          (ix) the Company shall have delivered to the Purchaser certificates of good standing from the jurisdictions set forth on Annex 1.4 with respect to the Company dated as of a date no earlier than ten days prior to the Closing Date;

          (x) the Company shall have delivered to the Purchaser a certificate duly executed by its Secretary, satisfactory in form and substance to the Purchaser, certifying (A) a copy of its organizational documents including the Charter and the Articles Supplementary and the bylaws of the Company (the "Bylaws"), (B) resolutions authorizing the transactions contemplated by this Agreement and the Ancillary Documents (including resolutions of Interstate Investment Corporation authorizing the transactions to be entered into by that entity and resolutions and consents of members of Interstate Property Partnership, L.P. and authorizing the transactions to be entered into by that entity) and (C) incumbency matters of the persons executing this Agreement and the Ancillary Documents;

          (xi) the Purchaser shall have received (A) from Jones Day, counsel for the Company, an opinion addressed to the Purchaser, dated as of the Closing Date (the "Jones Day Opinion"), which shall be in the form of Exhibit G-1 attached hereto, (B) from Ballard Spahr, Maryland counsel for the Company, an opinion addressed to the Purchaser, dated as of the Closing Date (the "Ballard Spahr Opinion"), which shall be in the form of Exhibit G-2 attached hereto and (C) from the General Counsel of the Company, an opinion addressed to the Purchaser, dated as of the Closing Date (the "Interstate Opinion", and together with the Jones Day Opinion and the Ballard Spahr Opinion, the "Legal Opinions"), which shall be in the form of Exhibit G-3 attached hereto;

          (xii) Karim Alibhai, Joseph Flannery, Mahmood Khimji, Sherwood Weiser and Alan Kanders (each such person, an "Investor Designee"), or any five other persons that the Purchaser may select and who meet the criteria set forth in the Investor Agreement for nomination to the Board of Directors of the Company as Investor Designees, shall have been elected to the Board of Directors of the Company by the unanimous vote of the whole Board of Directors as the initial designees of the Purchaser pursuant to the Articles Supplementary, effective, without any further action, as of the Closing Date;

          (xiii) without limiting the generality of clause (b)(i), no event that could, individually or in the aggregate, have a Material Adverse Effect shall have occurred since the date hereof nor shall any event or events have occurred since the date hereof which could reasonably be expected to have a Material Adverse Effect.

     (c) The obligation of the Company to consummate the transactions contemplated hereby at the Closing is subject to the satisfaction or waiver by the Company, on or prior to the Closing Date of the following conditions:

          (i) the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date when made and (unless made as of a specified date) as of the Closing Date, other than representations and warranties which are by their terms qualified by materiality which shall be true in all respects as of the date when made and (unless made of as of a specified date) as of the Closing Date; and

          (ii) the Purchaser shall have performed in all material respects its covenants set forth in this Agreement to be performed prior to the Closing Date.

     1.5. Closing Deliveries. At the Closing, the Company shall deliver to the Purchaser, against receipt at the Closing by the Company from the Purchaser of the Purchase Price in accordance with Section 1.6:

     (a) a duly executed Note in the principal amount of $25,000,000 or duly executed Notes in the aggregate principal amount of $25,000,000 in such names and denominations as designated by the Purchaser prior to the Closing;

     (b) a certificate or certificates representing the shares of Series B Preferred Stock purchased by the Purchaser, registered in the name of the Purchaser or its nominees;

     (c) a duly executed copy of the Investor Agreement;

     (d) a duly executed copy of the Registration Rights Agreement;

     (e) a duly executed Joint Venture Partnership Agreement;

     (f) a certificate duly executed by an officer of the Company, dated as of the Closing Date, in the form of Exhibit H attached hereto;

     (g) a certificate duly executed by its Secretary, satisfactory in form and substance to the Purchaser, certifying the matters set forth in Section 1.4(b)(x);

     (h) the Legal Opinions;

     (i) evidence, satisfactory to the Purchaser, that the Company's Charter have been amended and supplemented by the Articles Supplementary; and that the Articles Supplementary has been accepted for record by the State Department of Assessments and Taxation of the State of Maryland;

     (j) evidence, satisfactory to the Purchaser, that the Common Stock to be issued as the Conversion Shares has been approved for quotation on NASDAQ, subject to official notice of issuance; and

     (k) evidence, satisfactory to the Purchaser that the provisions of Section
2.21 relating to the Rights Agreement have been complied with.

     1.6. Payment of Purchase Price. The Purchase Price shall be paid by the Purchaser in cash by wire transfer to an account designated at least two business days prior to the Closing by the Company.

     SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser that, except as described in an SEC Report filed by the Company prior to the date hereof or in the disclosure schedule furnished by the Company to the Purchaser simultaneously herewith (the "Company Disclosure Schedule" and each separately numbered section thereof a "Schedule" so numbered):

     2.1. Organization and Good Standing; Power and Authority;
Qualifications. The Company and each of its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of its state of incorporation or organization and (b) has the requisite corporate power and authority ("Power") to own, lease and operate its properties and to carry on the Business as presently conducted and as proposed by it to be conducted. The Company has all requisite Power to enter into and carry out the transactions contemplated by this Agreement and the Ancillary Documents to which it is a party. The Company and each of its Subsidiaries is qualified to transact business as a foreign corporation in, and is in good standing under the laws of all of the jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. The Company has made available to the Purchaser true, correct and complete copies of its organizational documents, including the Charter, its Bylaws, and any amendments or supplements thereto, and all minutes and resolutions of the Board of Directors of the Company.

     2.2. Authorization of the Documents; Board Recommendation. The execution, delivery and performance by the Company of this Agreement, and each of the Ancillary Documents to which it is a party has been duly authorized by all requisite corporate action on the part of the Company. The affirmative vote of the holders of a majority of the shares of Common Stock, Class B Common Stock and Class C Common stock present in person or by proxy at the Company Meeting (as defined in Section 5.8), voting as a single class, is required for the approval of the Stockholder Proposal. No other approval or consent of the stockholders of the Company is required by Law, the Charter or bylaws of the Company or otherwise in order for the Company to consummate the transactions contemplated hereby and by the Ancillary Documents. Each of this Agreement and the Ancillary Documents constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, solvency or other similar laws affecting creditors' rights generally and subject to limitations on the availability of equitable remedies (the foregoing exception, the "Bankruptcy Exception"). The Board of Directors of the Company, at a meeting duly called and held at which a quorum was present throughout, has unanimously determined that the transactions contemplated hereby and by the Ancillary Documents are in the best interest of the Company and its stockholders and to recommend to such stockholders that they vote in favor of the Stockholder Proposal (the "Board Recommendation"). The Board Recommendation has not been revoked or modified.

     2.3. No Conflict. Except as set forth on Schedule 2.3 hereto, the execution and delivery by the Company of this Agreement and each of the Ancillary Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby and its compliance with the provisions hereof and thereof (including, without limitation, the issuance, sale and delivery by the Company of the Notes and the Series B Preferred Stock and the Conversion Shares) will not (a) violate any provision of any federal, state, local or foreign law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its Subsidiaries or any of their respective properties or assets, (b) conflict with, or result in any violation or breach of, or constitute (with due notice or lapse of time, or both) a default or loss of a benefit under, or cause or permit the acceleration or cancellation under, the terms, conditions or provisions of any Contract to which it or any of its Subsidiaries is a party to which any of their respective properties or assets is subject, (c) result in the creation or imposition of any Encumbrance upon any of its or any of its Subsidiaries' properties or assets, except for Permitted Encumbrances or (d) violate the Charter or the Bylaws, other than, in the case of clauses (a), (b) and (c), any such violations, conflicts, breaches, defaults, losses of benefits or Encumbrances that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     2.4. Capitalization; Distributions.

     (a) The authorized capitalization of the Company consists solely of: (i) 62,000,000 shares of Common Stock, of which 6,091,802 are issued and outstanding, (ii) 1,500,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"), of which 242,555 are issued and outstanding,
(iii) 1,500,000 shares of Class C Common Stock, par value $.01 per share ("Class C Common Stock"), of which 60,639 are issued and outstanding and (iv) 10,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"), 70,000 of which have been designated the Series A Preferred Stock, and none of which are issued and outstanding. All of the issued and outstanding shares of Common Stock, Class B Common Stock and Class C Common Stock are validly issued, fully paid and nonassessable and free and clear of all Encumbrances, other than Encumbrances, if any, arising as a result of actions taken by the purchaser thereof. No class of capital stock of the Company is entitled to preemptive rights. The Company has duly, validly and irrevocably reserved 600,000 shares of Preferred Stock for issuance as the Series B Preferred Stock and has duly, validly and irrevocably reserved sufficient shares of Common Stock for issuance as the Conversion Shares.

     (b) Except as set forth on Schedule 2.4 hereto, there are no outstanding Contracts by which the Company is or may become bound to issue additional shares of its capital stock or options, warrants or other rights to purchase or acquire any shares of its capital stock.

     (c) Except as set forth on Schedule 2.4 hereto, since June 8, 1999, the Company has not declared or paid any dividend or made any other distribution of cash, stock or other property to its stockholders. Other than (i) the rights of holders of Class B Common Stock and Class C Common Stock pursuant to the existing Charter to each elect separately, as a class, one director, (ii) as contemplated by this Agreement or the Ancillary Documents and (iii) the right of each stockholder of the Company to vote its shares of Common Stock for the election of directors and exercise other rights as stockholder of the Company generally, no person has the right to elect one or more directors of the Company or to cause the Company to include its nominee in any slate of directors proposed by the Company.

     2.5. Authorization and Issuance of Securities. The authorization, issuance, sale and delivery of the Notes and the Series B Preferred Stock pursuant to this Agreement and the authorization, reservation, issuance, sale and delivery of the Conversion Shares have been duly authorized by all requisite corporate action on the part of the Company, and when issued, sold and delivered in accordance with this Agreement and/or any Ancillary Document against payment therefor as herein or therein provided, the Notes will be validly issued, and the Series B Preferred Stock and the Conversion Shares will be validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, free and clear of any Encumbrances other than Encumbrances imposed by or through the Purchaser or any of its Affiliates. The terms, designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of any series of Preferred Stock of the Company are as stated in the Charter. The Company has reserved a sufficient number of shares of (i) Common Stock for issuance upon conversion of the Series B Preferred Stock, (ii) Common Stock for issuance upon conversion of any shares of Series B Preferred Stock that may be issued as dividends on the Series B Preferred Stock pursuant to the Articles Supplementary, (iii) Common Stock for issuance upon conversion of the Notes,
(iv) Common Stock for issuance upon conversion in connection with any interest payment under the Notes and (v) Common Stock for issuance upon conversion or exercise of all other common stock equivalents outstanding on the date hereof.

     2.6. SEC Reports. The Company has filed all proxy statements, reports and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and after December 31, 1999 and the Company has furnished the Purchaser true and complete copies of all annual reports, quarterly reports, proxy statements and other reports under the Exchange Act filed by the Company from and after such date, each as filed with the Commission (collectively, the "SEC Reports"). Each SEC Report complied as to form in all material respects with the requirements of the applicable report form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, as of the date hereof, there is no fact or facts not disclosed in the SEC Reports which relate specifically to the Company and which individually or in the aggregate could have a Material Adverse Effect.

     2.7. Financial Statements. The financial statements (including any related schedules and/or notes) included in the SEC Reports have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods presented and fairly present, in all material respects, the consolidated financial condition, results of operations and changes in stockholders' equity of the Company as of the respective dates thereof and for the respective periods then ended (in each case subject, as to interim statements, to changes resulting from normal year-end adjustments, none of which will be material in amount or effect). Except as set forth on Schedule
2.7 hereto or arising under this Agreement or any Ancillary Agreement, the Company has no liabilities or obligations (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not Known, whether due or to become due and regardless of when asserted), except (i) liabilities and obligations in the respective amounts reflected in or reserved against in the Company's balance sheet or the footnotes thereto as of December 31, 1999 included in the SEC Reports or (ii) liabilities and obligations incurred after December 31, 1999 in the ordinary course of business consistent (in amount and kind) with past practice (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit) and that do not exceed $100,000 in the aggregate or which are not otherwise insured or to which the Company is otherwise entitled to indemnification from third parties.

     2.8. Absence of Material Changes. Except as set forth on Schedule 2.8 or otherwise disclosed in the SEC Reports, since December 31, 1999, the Business has been conducted in all material respects in the ordinary course, consistent with past practice and there has not occurred any:

     (a) Material Adverse Effect;

     (b) waiver or cancellation of any material right of the Business, the Company or any of its Subsidiaries or the cancellation of any material debt or claim held by the Business, the Company or any of its Subsidiaries;

     (c) payment, discharge or satisfaction of any claim, liability or obligation of the Business, the Company or any of its Subsidiaries other than in the ordinary course of business;

     (d) Encumbrance upon the assets of the Business, the Company or any Subsidiary other than Permitted Encumbrances;

     (e) declaration or payment of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any securities of the Company or any of its Subsidiaries;

     (f) issuance of any stock, bonds or other securities of the Company or any of its Subsidiaries;

     (g) sale, assignment or transfer of any material tangible or intangible assets of the Business, the Company or any of its Subsidiaries except in the ordinary course of business;

     (h) loan by the Company or any of its Subsidiaries to any officer, director, employee, consultant or stockholder of the Company or any Subsidiary (other than advances to such persons in the ordinary course of business in connection with Business related expenses);

     (i) damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property, condition (financial or otherwise), results of operations or prospects of the Business, the Company or any Subsidiary;

     (j) increase, direct or indirect, in the compensation paid or payable to any officer, director, employee, consultant or agent of the Company or any Subsidiary, other than in the ordinary course of business, consistent with past practices;

     (k) except as required by a change in GAAP, change in the accounting methods, practices or policies of the Business, the Company or any Subsidiary;

     (l) indebtedness incurred for borrowed money by the Business, the Company or any Subsidiary other than in the ordinary course of business;

     (m) termination, threatened termination, or material amendment of any material Contract, lease or management agreement to which the Business, the Company or any Subsidiary is a party, other than in the ordinary course of business;

     (n) material change in the laws or regulations governing the Business, the Company or any Subsidiary;

     (o) material change in the manner of business or operations of the Business, the Company or any of its Subsidiaries (including, without limitation, any material accelerations or deferral of the payment of accounts payable or other current liabilities or material deferral of the collection of accounts or notes receivable);

     (p) capital expenditures or commitments therefor by the Business, the Company or any Subsidiary that aggregate in excess of $150,000 more than those already provided for in the annual budget of the Company, a copy of which has been provided to the Purchaser;

     (q) any amendment of the Charter, or Bylaws of the Company, or of the organizational documents of any Subsidiary;

     (r) any other material transactions entered into by the Business, the Company or any Subsidiary whether or not in the ordinary course of business; or

     (s) any agreement or commitment (contingent or otherwise) by the Business, the Company or any Subsidiary to do any of the foregoing.

     2.9. Contracts.

     (a) Except as set forth on Schedule 2.9, neither the Company nor any Subsidiary is a party to, and the Business is not bound or subject to, any Contract other than any Contract that (i) pursuant to its terms, has expired, been terminated or fully performed by the parties, and in each case, under which neither the Company, nor any Subsidiary nor the Business have any liability, contingent or otherwise, or (ii) does not involve a commitment by either the Company or the other party thereto of more than $50,000 per year or $75,000 over the term of such Contract or the performance of which by the Company or any of its Subsidiaries does not exceed one year (unless it is cancelable by the Company or the Subsidiary upon not more than 90 days notice without a penalty in excess of $20,000). The Company has delivered to the Purchaser a true, correct and complete copy of each of the Contracts set forth on Schedule 2.9, and each of the Contracts heretofore provided by the Company to the Purchaser is a true, correct and complete copy of such Contract. Neither the Company nor any Subsidiary is a party to or otherwise subject to any Contract that was or is required to be filed as exhibits to, or otherwise disclosed in, the SEC Reports that have not been so filed or disclosed.

     (b) Each of such Contracts is, as of the date hereof, and will continue after the Closing to be, as to the Company or any Subsidiary, as the case may be, legal, valid, binding and in full force and effect and enforceable in accordance with its terms. There is no material breach, violation or default by the Company or any Subsidiary (or, to the Knowledge of the Company, any other party) under any such Contract and no event (including, without limitation, the consummation of the transactions contemplated by this Agreement or the issuance of the Conversion Shares) which, with notice or lapse of time or both, would (i) constitute a material breach, violation or default by the Company or any Subsidiary (or, to the best Knowledge of the Company, any other party) under any such Contract or (ii) give rise to any Encumbrance, or right of termination, right of first offer, right of first refusal or any other right of purchase, modification, cancellation, prepayment, "put," suspension, limitation, revocation or acceleration against the Company or any Subsidiary, or create material additional obligations of, material restrictions on, or materially reduce the benefits derived by, the Company (by reason of a "change of control" or otherwise) under any such Contract. Except as set forth on Schedule 2.9, neither the Company nor any Subsidiary nor, to the Knowledge of the Company, any other party to any of such Contracts is materially in arrears in respect of the performance or satisfaction of the terms and conditions on its part to be performed or satisfied under any of such Contracts or has granted or has been granted any waiver or indulgence under any of such Contracts or has repudiated any provision thereof.

     2.10. Subsidiaries and Investments. Set forth on Schedule 2.10 hereto is a list of each subsidiary of the Company (each a "Subsidiary"). Except as set forth on Schedule 2.10 hereto, the Company does not presently have any subsidiaries nor does it presently own, directly or indirectly, any capital stock or other equity interests, directly or indirectly, in any corporation, association, limited liability company, trust, partnership, joint venture or other entity. Except as set forth on Schedule 2.10 hereto, all of the outstanding shares of capital stock or other equity interests of each class of each Subsidiary (a) are owned beneficially and of record by the Company free and clear of any Encumbrances, (b) constitute 100% of such Subsidiary's outstanding shares and (c) have been validly issued, are fully paid and non-assessable. Neither the Company nor any of its Subsidiaries has any material obligation or material liability in respect of any subsidiary it previously owned, but which is no longer a subsidiary.

     2.11. Properties. Except as set forth in Schedule 2.11 hereto, neither the Company nor any of its Subsidiaries owns any real property or any interests therein.

     (a) Except as set forth on Schedule 2.11 hereto, the leases of any real property (including all improvements thereon) held under lease, as lessee, by the Company or any Subsidiary (the "Properties") are in full force and effect, and neither the Company nor any Subsidiary is materially in default in respect of any of the terms or provisions of such leases or has received notice of the assertion of any claim adverse to its rights as lessee under such leases, or affecting or questioning its right to the continued possession or use of the real property and buildings held under such leases or of a default under such leases. There is no material breach, violation or default by the Company or any Subsidiary (or, to the Knowledge of the Company, any other party) under any such lease and no event (including, without limitation, the consummation of the transactions contemplated by this Agreement) which, with notice or lapse of time or both, would (A) constitute a material breach, violation or default by the Company or any Subsidiary (or, to the Knowledge of the Company, any other party) under any such lease or (B) give rise to any Encumbrance, or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against the Company or any Subsidiary under any such lease. The Properties are listed in Schedule 2.11 hereto and constitute all the real estate properties leased by the Company and its Subsidiaries.

     (b) Schedule 2.11 hereto lists all leases (excluding inter-company leases and leases entered into in the ordinary course of business with third party vendors for space at the Properties involving less than 10,000 square feet) pursuant to which the Company or any Subsidiary, as lessor, leases its Properties (the "Third Party Leases"). Neither the Company or any Subsidiary or, to the Knowledge of the Company, any tenant of any of the Properties is in material default under any of the Third Party Leases (and there exists no event which, with the lapse of time or giving of notice, or both, would constitute a material default under any of such Leases).

     (c) Except as disclosed on Schedule 2.11 hereto, (i) no Person has an option or right of first refusal to purchase all or part of any Properties or any interest therein, (ii) as of the date hereof, neither the Company nor any Subsidiary has any commitments to make, directly or indirectly, investments in, or extend loans in connection with, any real estate properties and (iii) neither the Company nor any Subsidiary nor any of their respective Affiliates are, nor immediately following the Closing shall they be, subject to any non-competition, geographical restriction or similar agreement.

     (d) Except as disclosed on Schedule 2.11 hereto, each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties, including, without limitation, the Americans with Disabilities Act), except for such of the foregoing as, individually and together with any related matters, would not have a Material Adverse Effect.

     (e) Except as disclosed on Schedule 2.11 hereto, there are no pending or, to the Knowledge of the Company, threatened condemnation proceedings, zoning changes or other proceedings or actions that will in any manner adversely affect the size of, use of, improvements on, construction on or access to the Properties.

     (f) Except as disclosed on Schedule 2.11 hereto, to the Company's Knowledge
(i) there are no structural defects relating to any of the Properties, (ii) the building systems for the Properties are in good working order and (iii) there is no physical damage to the Properties, in each case with such exceptions as would not have a material adverse impact on the operation of the affected Property or otherwise be fully and completely covered by insurance.

     (g) Schedule 2.11 sets forth (i) a comprehensive list of all management, franchise and similar Contracts wherein the Company or any Subsidiary has contracted with a third party, (ii) the Properties subject to such agreements,
(iii) the term of each of such agreements, and (iv) any commitments by the Company or any of its Subsidiaries thereunder to satisfy any shortfalls or otherwise guarantee any payments. Except as set forth on Schedule 2.11, the Company and each of its Subsidiaries has entered into valid, binding and enforceable subordination and non-disturbance Contracts with respect to each of the Properties with each lender that has extended financing with respect to any of the Properties.

     (h) Except as set forth on Schedule 2.11 hereto, neither the Company nor any Subsidiary has entered into any binding Contract, letter of intent or other instrument or listing arrangement to purchase, sell or invest in, or to lend or borrow money in connection with, real property, whether or not such real property is currently owned by the Company or any Subsidiary.

     2.12. Employee Benefit Plans.

     (a) Schedule 2.12 hereto contains a true and complete list of (i) each plan, program, material policy, payroll practice, contract, agreement or other arrangement, or commitment providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits of any kind, whether formal or informal, funded or unfunded, written or oral, and whether or not legally binding, which is or pursuant to which the Company or any Subsidiary has or may have any liability, contingent or otherwise, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (each, a "Benefit Plan"); and (ii) each management, employment, bonus, option, equity (or equity related), severance, consulting, or similar Contract (each, an "Employee Agreement"), pursuant to which the Company or any Subsidiary has any liability, contingent or otherwise, between the Company or any Subsidiary and any current, former or retired employee, officer, consultant, independent contractor, agent or director of the Company or any Subsidiary (an "Employee").

     (b) With respect to each Benefit Plan, the Company has delivered or made available to Purchaser current, accurate and complete copies of each Benefit Plan and Employee Agreement (including all other instruments relating thereto) and summary plan descriptions therefor and, to the extent applicable, copies of the most recent (i) Internal Revenue Service determination letter and any outstanding request for a determination letter, (ii) Form 5500 and attached Schedule B (including any related actuarial valuation report) with respect to the last three plan years for each plan, (iii) certified financial statements,
(iv) collective bargaining agreements or other such contracts and (v) Form S-8 (including any amendments thereto).

     (c) With respect to each Benefit Plan and Employee Agreement: (i) each Benefit Plan and Employee Agreement has been administered in all material respects in compliance with its terms and all applicable law, (ii) each such Plan which is an employee pension benefit plan (as such term is defined in ERISA
Section 3(2)) intended to qualify under Sections 401(a) and 501(a) of the Code has received a favorable determination letter as to its qualification under the Code and nothing has occurred, whether by action or failure to act, which may cause the loss of such qualification, (iii) there are no actions, suits, claims, investigations or governmental audits pending, or to the Knowledge of the Company, threatened, and the Company has no Knowledge of any facts which could give rise to any such actions, suits, claims, investigations or governmental audits, and (iv) none of the Company nor any employee or director of the Company or any fiduciary of any Plan has, with respect to any such Plan, engaged in a prohibited transaction, as such term is defined in Code Section 4975 or ERISA
Section 406, which would subject the Company or other plan sponsor to any taxes, penalties or other liabilities resulting from prohibited transactions under Code
Section 4975 or under ERISA Sections 409 or 502(i).

     (d) Neither the Company nor any of its Subsidiaries has, or has ever had, any obligation or liability (contingent or otherwise) with respect to an employee benefit plan subject to Title IV of ERISA.

     (e) Neither the Company nor any of its Subsidiaries has any obligations for retiree health and life benefits under any Benefit Plan or Employee Agreement (other than those health benefit continuation rights mandated by COBRA or other applicable law).

     (f) The consummation of the transaction contemplated by this Agreement, in and of itself or together with any subsequent event, will not (x) entitle any Employee to severance pay, (y) accelerate the time of payment or vesting, or trigger any material payment or funding of compensation of benefits, or materially increase the amount payable or trigger any other material obligation pursuant to any Benefit Plan or Employee Agreement or (z) result in payments under any Benefit Plan or Employee Agreement which may not be deductible under Section 162(m) or Section 280G of the Code.

     2.13. Labor Relations; Employees. Except as set forth on Schedule 2.13 hereto or as could not reasonably be expected to have a Material Adverse Effect,
(a) neither the Company nor any of its Subsidiaries is delinquent in payments to any of its employees, for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by the date hereof or amounts required to be reimbursed by them to the date hereof (except for items being contested in good faith), (b) each of the Company and its Subsidiaries is in compliance in all material respects with all applicable federal, state and local laws, rules and regulations respecting employment, employment practices, labor, terms and conditions of employment and wages and hours, (c) neither the Company nor any of its Subsidiaries is bound by or subject to (and none of its assets or properties is bound by or subject to) any Contract with any labor union, and no labor union has requested or, to the Knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company or the Subsidiaries, (d) there is no labor strike, dispute, slowdown or stoppage actually pending, or, to the Knowledge of the Company, threatened against or involving the Company or any of its Subsidiaries. Except as set forth on
Schedule 2.13, to the Knowledge of the Company, no salaried Employee at management level or above has any plans to terminate his or her employment with the Company or its Subsidiaries.

     2.14. Litigation; Orders. Except as set forth on Schedule 2.14, there is no civil, criminal or administrative action, suit, claim, notice, hearing, inquiry, audit, proceeding or investigation at law or in equity by or before any court, arbitrator or similar panel, Governmental Entity now pending or, to the Knowledge of the Company, threatened against the Company or any Subsidiary, except for such of the foregoing as, individually and together with any related matters, would not have a Material Adverse Effect. Except as set forth on
Schedule 2.14, neither the Company nor any Subsidiary is subject to any order, writ, injunction or decree of any court of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality, except for such of the foregoing as, individually and together with any related matters, would not have a Material Adverse Effect.

     2.15. Compliance with Laws; Permits.

     (a) Except as provided in Schedule 2.15 or as could not reasonably be expected to have a Material Adverse Effect, the Business, the Company and its Subsidiaries are in compliance, and have been conducted in compliance with, in all material respects, all applicable federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders.

     (b) The Company and each Subsidiary has all federal, state, local and foreign governmental licenses, permits, qualifications and authorizations ("Permits") necessary for the conduct of the Business as currently conducted, except for such of the foregoing as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. All such Permits are in full force and effect, and no violations have been recorded in respect of any such Permits; no proceeding is pending or, to the best Knowledge of the Company, threatened to revoke or limit any such Permit; and no such Permit will be suspended, canceled or adversely modified as a result of the execution and delivery of this Agreement or the Ancillary Documents and the consummation of the transactions contemplated hereby or thereby, except for such of the foregoing as could not reasonably be expected to have a Material Adverse Effect and which are set forth on Schedule 2.15, together with the expiration dates thereof.

     2.16. Environmental Matters. Except as set forth on Schedule 2.16 hereto:

     (a) The Company and each Subsidiary has been and is in material compliance with all applicable Environmental Laws except as could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, neither the Company nor any Subsidiary has received any written communication from any Person that alleges that any of them has not been or is not in compliance with applicable Environmental Laws.

     (b) To the knowledge of the Company, there is no Environmental Claim pending (i) against the Company or any of its Subsidiaries, (ii) against any Person whose liability for any Environmental Claim either the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law or (iii) against any real or personal property or operations which the Company or any of its Subsidiaries own, lease or manage, in whole or in part.

     (c) Except as would not have a Material Adverse Effect, there have been no Releases of any Hazardous Material that could reasonably form the basis of any Environmental Claim against the Company or any of its Subsidiaries or against any person or entity whose liability for any Environmental Claim any of them has retained or assumed either contractually or by operation of law.

     (d) Except as would not have a Material Adverse Effect, no remediation of Releases has occurred on any property owned, leased or managed by the Company or any of its Subsidiaries that could result in the assertion or creation of an Encumbrance on such property by any governmental body pursuant to an applicable Environmental Law, nor has any such assertion of an Encumbrance been made with respect thereto.

     (e) Except as would not have a Material Adverse Effect, to the Knowledge of the Company, there are no past, present or anticipated future events, conditions, circumstances, activities, practices, incidents, actions, or plans relating to the Company or any of its Subsidiaries that may interfere with or prevent compliance or continued compliance with applicable Environmental Laws or which may give rise to any liability under the Environmental Laws, or otherwise form the basis of any Environmental Claim.

     (f) The Company has heretofore delivered to the Purchaser a list of all of the environmental reports prepared, to its Knowledge, in the last five years relating to any of the properties currently owned by the Company or any of its Subsidiaries and have delivered or made available to the Purchaser for review copies of said environmental reports.

     2.17. Taxes. Except as set forth on Schedule 2.17 hereto:

     (a) The Company and each Subsidiary has timely filed (or there has been filed on its behalf) all Tax Returns required to be filed by it under applicable law, and has (or had when filed) substantial authority within the meaning of the Internal Revenue Code Section 6662(d)(2)(B)(i) for all positions taken on all such Tax Returns. All Taxes shown to be due on such Tax Returns by the Company or any Subsidiary have been timely paid in full.

     (b) There are no Encumbrances in respect of Taxes upon any of the assets of the Company or any Subsidiary except Encumbrances in respect of Taxes not yet due or which are being contested by the Company in good faith.

     (c) The Company and each Subsidiary has complied with the provisions of the Code relating to the withholding of Taxes, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld, collected and paid over to the proper Governmental Entities all amounts required.

     (d) To the knowledge of the Company, neither the Company nor any of its Subsidiaries has received a written ruling of a taxing authority relating to Taxes or entered into a written and legally binding agreement with a Taxing authority relating to Taxes. There are no unresolved issues of law or fact arising out of a notice of deficiency, proposed deficiency or assessment from the Internal Revenue Service or any other governmental Taxing authority with respect to Taxes of the Company or any of its Subsidiaries which could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

     (e) Neither the Company nor any of its Subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed, and that statute of limitations for the assessment of federal, state, local and foreign income Taxes has expired for all applicable returns of the Company and its Subsidiaries or those returns have been examined by the appropriate taxing authorities for all periods.

     (f) Neither the Company nor any Subsidiary is a party to any Contract providing for the allocation or sharing of Taxes or indemnification by the Company or any Subsidiary of any other person in respect of Taxes.

     (h) Neither the Company nor any Subsidiary is party to any Contract that would result, individually or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

     2.18. Insurance. The Company and each of its Subsidiaries maintains primary, excess and umbrella insurance of types and amounts customary for the business against general liability, fire, workers' compensation, products liability, theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect and with respect to property insurance for assets for which it is customary to have replacement cost sufficient to provide for such coverage or to prevent the application of the coinsurance provision.

     2.19. Affiliated Transactions. Except as set forth on Schedule 2.19 hereto, there is no transaction to which the Company or any of its Subsidiaries is or is to be a party in which any Person (beneficially owning (as defined in Rule 13d-3 under the Exchange Act) (i) in excess of 5% of any of the Company's Class A Common Stock or any securities convertible into or exchangeable for such securities, or (ii) any Class B Common Stock or Class C Common Stock or any securities convertible into or exchange for such securities), director or executive officer of the Company or any of its Subsidiaries has a direct or indirect interest that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act that has not previously been disclosed in a Company SEC Report.

     2.20. Opinion of Financial Advisor. The Company has received the opinion of Merrill Lynch & Co., Inc., dated the date hereof, to the effect that the transactions contemplated hereby are fair, from a financial point of view, to the Company.

     2.21. Actions Regarding the Stockholder Rights Plan. The Company has taken all actions necessary pursuant to its Shareholder Rights Agreement (the "Rights Agreement") to ensure that this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, including the acquisition of Common Stock upon conversion of the Notes or Series B Preferred Stock in accordance with the terms thereof and the transfers of securities permitted by the Investors Agreement, will not result in a distribution of separate rights certificates or the occurrence of a Distribution Date, as defined in the Rights Agreement and has provided Purchaser with a true and complete copy of the Rights Agreement and any amendments thereto, including amendments entered into in relation to this Agreement and the Ancillary Documents and the transactions contemplated hereby and thereby, in the form attached hereto as Exhibit K.

     2.22. Consents. Other than the approval by the stockholders of the Company of the Stockholder Proposal and except as set forth on Schedule 2.22 and except for such of the following, the failure to obtain of which would not result in a Material Adverse Effect, no Permit, authorization, consent, waiver of contractual right or obligation, or approval of or by, or any notification of or filing with, any Person is required by the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement and the Ancillary Documents to which it is a party, the consummation by the Company of the transactions contemplated hereby or thereby, or the issuance, sale or delivery of the Notes, the Series B Preferred Stock or the Conversion Shares (other than such notifications or filings required under applicable federal or state securities laws, if any, which shall be made on a timely basis). The Company and each of its Subsidiaries shall use commercially reasonable efforts to obtain all of the Permits, authorizations, consents and approvals listed on
Schedule 2.22 hereto and any of the foregoing necessary to enable the Business and operations of the Company and its Subsidiaries, after consummation of the transactions contemplated hereby, to continue to be conducted in the same manner as currently conducted, each of which shall have been obtained without the imposition of any adverse terms or conditions and without the imposition of any significant cost. The Company has provided to the Purchaser true, correct and complete copies of the consents to this Agreement and the transactions contemplated hereby set forth on Schedule 2.22, each of which is in full force and effect and has not been amended or supplemented.

     2.23. Brokers. No agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement or any of the Ancillary Documents, except for the firms identified on Schedule 2.23 hereto, complete and accurate copies of whose engagement letters have been provided to the Purchaser and which will not be amended without the consent of the Purchaser to (a) increase the fees and expenses payable thereunder or (b) extend the period for which services are to be performed beyond the Closing Date.

     2.24. Offering Exemption. Neither the Company nor any Person acting on its behalf has offered any of the Notes or any of the Series B Preferred Stock or any similar securities of the Company for sale to, solicited any offers to buy any of the Notes or any of the Series B Preferred Stock or any similar securities of the Company from or otherwise approached or negotiated with respect to the Company with any Person other than the Purchaser and other "accredited investors" (as defined in Rule 501(a) under the Securities Act). Neither the Company nor any Person acting on its behalf has taken or, except as contemplated by the Registration Rights Agreement will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Notes or any of the Series B Preferred Stock under the Securities Act) which could reasonably be expected to subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act or violate the provisions of any securities, "blue sky", or similar law of any applicable jurisdiction.

     2.25. Disclosure. To the Company's Knowledge, neither this Agreement nor any certificate, instrument or written statement furnished or made to the Purchaser by or on behalf of the Company in connection with this Agreement or the Ancillary Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. To the Company's Knowledge, there is no fact which the Company has not disclosed to the Purchaser or their counsel in writing and of which the Company is aware which materially affects or which could reasonably be expected to materially affect the Business or the business, financial condition, operations, property, affairs or prospects of the Company or any of its Subsidiaries or the ability of the Company to perform its obligations under the Agreement or any of the Ancillary Documents.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

     3.1. Organization and Good Standing; Power and Authority; Qualifications; Capitalization. The Purchaser is duly organized, validly existing and in good standing under the laws of its state of incorporation or organization. The Purchaser has the Power to enter into and carry out the transactions contemplated by this Agreement and the Ancillary Documents to which it is a party. The Purchaser has been capitalized with cash or cash equivalents in the amount of at least $3 million. The direct and indirect holders of equity interests in the Purchaser and the percentage of their holdings and the voting power of such holders is set forth on Schedule 3.1 hereto, provided that such
Schedule 3.1 shall exclude Lehman Parent Entities other than LB Interstate GP LLC and LB Interstate LP LLC. Other than as disclosed to the Company in writing or pursuant to agreements of Lehman Parent Entities (other than LB Interstate GP LLC or LB Interstate LP LLC) or as permitted in the limited partnership agreements of entities comprising the Purchaser, the Purchaser is not a party to any options, subscription rights, calls, commitments of any character whatsoever relating to, the equity interests in the Purchaser or any other contract agreement or arrangement, whether oral or written (and any amendments, modifications or supplements thereto), that permit any third parties to purchase an equity interest in the Purchaser or to obtain voting control over such equity interests. The Purchaser has made available to the Company for its review true, correct and complete copies of the formation documents and operating agreements of the Purchaser and any amendments or supplements thereto.

     3.2. Authorization of the Documents. The execution, delivery and performance by the Purchaser of this Agreement, and each of the Ancillary Documents to which it is a party has been duly authorized by all requisite corporate action on the part of the Purchaser and do not or will not require the approval or consent of the partners of the Purchaser. Each of this Agreement and the Ancillary Documents constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforceability may be limited by the Bankruptcy Exception.

     3.3. No Conflict. The execution and delivery by the Purchaser of the Agreement and each of the Ancillary Documents to which it is a party and the consummation by the Purchaser of the transactions contemplated hereby and thereby and its compliance with the provisions hereof and thereof will not (a) violate any provision of any federal, state, local or foreign law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its subsidiaries or any of their respective properties or assets or (b) violate its organizational documents.

     3.4. Consents. Except for any filings required pursuant to Section 13(d) of the Exchange Act, and otherwise except as set forth on Annex 3.4 hereto, no Permit, authorization, consent or approval of or by, or any notification of or filing with, any Person is required by the Purchaser in connection with the execution, delivery and performance by the Purchaser of the Agreement and the Ancillary Documents to which it is a party, or the consummation by the Purchaser of the transactions contemplated hereby or thereby.

     3.5. Purchase for Investment. The Purchaser is acquiring (or will acquire) the Notes and the Series B Preferred Stock and the Conversion Shares for its own account for investment purposes and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of applicable securities laws. The Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same other than as permitted by applicable securities laws.

     3.6. Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect. The Purchaser has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's investment in the Company.

     3.7 Restrictions on Transfer. The Purchaser understands that the Notes and the Series B Preferred Stock and the Conversion Shares will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being or will be acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Purchaser represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     3.8. Current Ownership. Except as set forth on Annex 3.8 hereto, as of the date hereof, the Purchaser does not beneficially own and is not the member of any "group" (as such term is used in Section 13(d)(3) of the Exchange Act) that beneficially owns any capital stock of the Company.

     3.9. Financial Capacity. The Purchaser has cash on hand or commitments from its partners or other financially responsible third parties, or a combination thereof, in an aggregate amount sufficient to enable the Purchaser to timely perform its obligations hereunder, including to pay in full (i) the Purchase Price and (ii) all fees and expenses payable by the Purchaser in connection with this Agreement and the transactions contemplated thereby.

     SECTION 4.  REGISTRATION, EXCHANGE AND TRANSFER OF NOTES.

     4.1. The Note Register; Persons Deemed Owners. The Company shall maintain, at its office designated for notices in accordance with Section 14, a register for the Notes (the "Note Register"), in which the Company shall record the name and address of the Person in whose name each Note has been issued and the name and address of each transferee and prior owner of each Note. The Company may deem and treat the Person in whose name a Note is so registered as the holder and owner thereof (the "Holder") for all purposes and shall not be affected by any notice to the contrary, until due presentment of such Note for registration of transfer as provided in this Section 4.

     4.2. Issuance of New Notes Upon Exchange or Transfer. Upon surrender for exchange or registration of transfer of any Note at the office of the Company designated for notices in accordance with Section 14 of this Agreement, the Company shall execute and deliver, at its expense, one or more new Notes substantially in the form of Exhibit A as requested by the Holder of the surrendered Note, each dated the date to which interest has been paid on the Note so surrendered (or, if no interest has been paid, the date of such surrendered Note), but in the same aggregate unpaid principal amount as such surrendered Note, and registered in the name of such Person or Persons as shall be designated in writing by such holder. Every Note surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the Holder of such Note or by his attorney duly authorized in writing, and shall be accompanied by a signature guarantee from a bank or brokerage firm. The Company may also condition the issuance of any new Note or Notes to a Person other than the Holder thereof on the payment of a sum sufficient to cover any stamp tax or other governmental charge imposed in respect of such transfer. Notes shall be transferred in denominations of $1,000 and integral multiples thereof; provided that if necessary to enable the registration of transfer by a Holder of its entire holding of Notes, one Note may be in a denomination of any amount.

     SECTION 5.  COVENANTS.

     5.1. Access to Records. For so long as at least 10% of the Notes and shares of Series B Preferred Stock issued on the date hereof remain outstanding (calculated on an as-converted basis), the Company shall afford the Purchaser and its employees, counsel and other authorized representatives reasonable access, during normal business hours, upon reasonable advance notice, with due regard to its ongoing operations, to the assets, properties, offices and other facilities, Contracts and books and records of the Business and of the Company and its Subsidiaries, and to the outside auditors of the Company and their work papers relating thereto, in each case, as the Purchaser may from time to time reasonably request, provided, however, that the Company shall not be required to provide access to, or disclose, information where such access or disclosure would contravene applicable laws, rules, regulations, orders or decrees or result in the waiver of the attorney-client privilege or the protection afforded attorney work product. Each of the Company and the Purchaser will hold and will cause its respective officers, employees, accountants, counsel, financial advisors and other representatives and Affiliates to hold, any nonpublic information in confidence in accordance with Section 3.5 of the Investor Agreement between the Company and the Purchaser, Annexed hereto as Exhibit C. The parties hereto agree that no investigation by the Purchaser or its representatives shall affect or limit the scope of the representations and warranties of the Company contained herein or in any Ancillary Document delivered pursuant hereto or limit liability for breach of any such representation or warranty.

     5.2. Notice of Breach. For so long after the Closing Date as any Note or any shares of the Series B Preferred Stock are issued and outstanding, as promptly as practicable, and in any event not later than five business days after the Company becomes aware thereof, the Company shall provide the Purchaser with written notice of any breach by the Company of any provision of this Agreement, including, without limitation, this Section 5, specifying the nature of such breach and any actions proposed to be taken by the Company to cure such breach.

     5.3. No General Solicitation, etc. None of the Company, the Purchaser, nor any of their respective Affiliates or any person acting on their behalf will (i) offer to sell or solicit any offer to buy any of the Notes or any shares of Series B Preferred Stock by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act that would require the registration of any Note or the Series B Preferred Stock under the Securities Act unless the Note or the Series B Preferred Stock, as applicable, is so registered or (ii) take any other action which could reasonably be expected to require the registration under any securities Laws of the issuance of the Notes, the shares of Series B Preferred Stock provided for herein or the sale of any such Notes or shares of Series B Preferred Stock or any of the Conversion Shares.

     5.4. Financial Reports. The Company agrees that, so long as any of the Notes, any of the shares of Series B Preferred Stock, or any of the Conversion Shares are issued and outstanding, until the end of the Investor Designee Period (as defined in the Investor Agreement):

     (a) Promptly after such documents are prepared, the Company shall furnish the Purchaser with a copy of such information and reports as are set forth on Exhibit J hereto, together with a copy of any letter or memorandum of the Company discussing such information or report.

     (b) The Company shall furnish the Purchaser with all information which it provides or has an obligation to provide to any other stockholder of the Company in such Person's capacity as a stockholder, pursuant to any agreement with such stockholder or otherwise.

     (c) The Company shall make available adequate current public information regarding itself so that the requirements of Rule 144(c)(1) of the Securities Act are satisfied for so long as any of the Notes, Series B Preferred Stock or Conversion Shares are not freely saleable under the federal securities laws.

     (d) Any other information that the Purchaser may reasonably request.

The Purchaser hereby acknowledges that it is aware, and that the officers, partners, directors, employees, representatives and agents of the Purchaser have been, or will be prior to receiving any information furnished to the Purchaser pursuant to this Section 5.4, advised by the Purchaser that applicable securities laws may prohibit any person who has material, non-public information from purchasing or selling securities of the Company or from communicating the information to any other person or entity.

     5.5. Liquidity. The Company shall maintain sufficient liquidity so that $25,000,000 of the Purchase Price shall be available to meet the Company's obligations to contribute capital to the Joint Venture pursuant to Section 4.2 of the Joint Venture Partnership Agreement.

     5.6. Conduct of Business Prior to Closing. During the period from the date of this Agreement to the Closing Date, the Company shall, and shall cause its Subsidiaries to, operate their respective businesses only in the ordinary and usual course consistent with past practices and the Company shall not, and shall cause each of its Subsidiaries not to, without the consent of the Purchaser:

     (a) take any action which, if taken following the execution and delivery of all of the Ancillary Documents at the Closing, would require the consent or approval of the Purchaser, any holders of Notes or any holders of shares of Series B Preferred Stock;

     (b) take any action which, if taken following the execution and delivery of all of the Ancillary Documents at the Closing, would violate any provision of the Company's Charter (including the Articles Supplementary), the Notes, the Investor Agreement, or this Agreement

     (c) waive or cancel any material right of the Business, the Company or any of its Subsidiaries or cancel any material debt or claim held by the Business, the Company or any of its Subsidiaries;

     (d) pay, discharge or satisfy any material claim, liability or obligation of the Business, the Company or any of its Subsidiaries other than in the ordinary course of business;

     (e) create, incur or suffer to exist any Encumbrance upon the assets of the Business, the Company or any Subsidiary other than Permitted Encumbrances;

     (f) increase, directly or indirectly, the compensation paid or payable to any officer, director, employee, consultant or agent of the Company or any Subsidiary, other than in the ordinary course of business, consistent with past practices;

     (g) enter into any employment agreement providing for annual compensation in excess of $150,000, or providing for any right or benefit in the event of severance or a change in control of the Company, or amend any of the employment agreements between the Company and Messrs. Hewitt, Kilkeary and Richardson;

     (h) change the accounting methods, practices or policies of the Business, the Company or any Subsidiary except for any such change which is not material or which is required by reason of a concurrent change in GAAP;

     (i) amend, terminate or fail to prevent the expiration without renewal (other than following good faith efforts to effect such renewal) of any material Contract to which the Business, the Company or any Subsidiary is a party, including any of the Contracts set forth on Schedule 2.22;

     (j) make any material change in the manner of business or operations of the Business, the Company or any of its Subsidiaries (including, without limitation, any accelerations or deferral of the payment of accounts payable or other current liabilities or deferral of the collection of accounts or notes receivable);

     (k) make any capital expenditures or commitments therefor by the Business, the Company or any Subsidiary that aggregate in excess of $500,000;

     (l) enter into any other material transaction other than in the ordinary course of business; or

     (m) enter into any agreement or commitment (contingent or otherwise) to do any of the foregoing.

     5.7. No Solicitation of Competing Transactions.

     (a) Except as expressly permitted in writing by the Purchaser, the Company shall not, nor shall it authorize or permit any of its Subsidiaries or any of the Company's or any Subsidiary's directors, officers, employees, representatives, agents and advisors (including any investment banker, financial advisor, attorney, accountant or other representative retained by any of them), directly or indirectly, to (i) solicit, initiate, encourage (including by way of furnishing nonpublic information), respond to (other than by bare statement, without any further detail or explanation, that they are not permitted to respond), or take any other action designed to facilitate, any inquiries or the making of any proposal by a third party (a "Third Party") with respect to any merger, consolidation, transfer of material assets, sale or exchange of securities or similar transaction (collectively, a "Competing Transaction"),
(ii) participate in any substantive discussions or negotiations regarding any Competing Transaction or (iii) enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Competing Transaction. Upon execution of this Agreement, the Company and its Subsidiaries shall immediately cease any existing activities, discussions or negotiations with any parties heretofore conducted with respect to any of the foregoing.

     (b) Notwithstanding anything to the contrary in this Agreement, (i) the Company may, in response to an unsolicited written offer or proposal with respect to a potential or proposed Competing Transaction engage in negotiations or discussions with, or provide information or data to, any Third Party relating to any Competing Transaction if the Competing Transaction is a Superior Proposal. Any information furnished to any Third Party in connection with any Competing Transaction shall be provided pursuant to a confidentiality and standstill agreement on customary terms (including without limitation prohibitions on unsolicited tender offers, acquisitions of equity interests in the Company, proposals to acquire stock or assets, formation of Section 13(d) groups, public request for release from the standstill, actions that would require the Company to make a public announcement, engaging in proxy contests, etc.).

     (c) The Company shall promptly (but in any event by the next business day) advise the Purchaser in writing of any inquiries, discussions, negotiations, proposals or requests for information received on or after the date of this Agreement relating to any Competing Transaction, the material terms and conditions thereof and the identity of the person making such request or proposing such Competing Transaction. The Company shall promptly advise the Purchaser of any development on or after the date hereof relating to any inquiries, discussions, negotiations, proposals or requests for information relating to a Competing Transaction, whether the original inquiries, discussions, negotiations, proposals or requests for information occurred before, on or after the date of this Agreement.

     (d) In the event the Board of Directors of the Company has determined that a potential or proposed Competing Transaction constitutes a Superior Proposal that the Company intends to accept, the Company shall promptly deliver to the Purchaser notice thereof and of its intention to terminate this Agreement not fewer than five business days after delivery of such notice. After such five business day period, the Board of Directors of the Company may then (and only then) terminate this Agreement and enter into an agreement with respect the Superior Proposal.

     (e) "Superior Proposal" means any bona fide written offer made by a Third Party to acquire, directly or indirectly, for consideration consisting of cash and/or securities, all of the shares of Common Stock, Class B Common Stock and Class C Common Stock then outstanding (i) at a price greater than $4.00 per share and (ii) that constitutes a transaction that, in the judgment of the Board of Directors of the Company, is reasonably likely to be consummated on the terms set forth, taking into account all legal, financial, regulatory and other aspects of such proposal.

     (f) Nothing contained in this Agreement shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Securities Exchange Act of 1934 or from making any disclosure to the Company's stockholders (including with respect to the delivery by the Company to the Purchaser of a Notice of Superior Proposal) if, in the judgment of the Board of Directors of the Company, after consultation with outside counsel, failure so to disclosure would be inconsistent with its obligations under applicable law.

     5.8. Stockholder Approval; Proxy Statement. (a) Subject to the terms and conditions contained herein, the Company shall submit the proposed issuance of Common Stock in the transactions contemplated hereby (the matter submitted, the "Stockholder Proposal") for approval to the holders of shares of Common Stock, Class B Common Stock and Class C Common Stock, voting together as a single class, at a meeting to be duly held for this purpose by the Company (the "Company Meeting"). The Company shall take all action in accordance with the federal securities Laws, the Maryland General Corporations Law, its Charter and Bylaws necessary to duly convene the Company Meeting, and shall use its reasonable best efforts to hold such meeting as soon as reasonably practicable after the date hereof.

     (b) The Company shall, as soon as practicable, prepare and file a preliminary Proxy Statement (such proxy statement, and any amendments or supplements thereto, the "Proxy Statement") with the SEC with respect to the Company Meeting and shall use its reasonable efforts to respond to any comments of the SEC or its staff and to cause the Proxy Statement to be cleared by the SEC as soon as practicable. The Proxy Statement shall include the Board Recommendation. The Company shall notify the Purchaser of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply the Purchaser with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement of the transactions contemplated hereby. The Company shall give the Purchaser and its counsel (who shall provide any comments thereon as soon as practicable, and the Company shall incorporate any such comments that are reasonable into the Proxy Statement) the opportunity to review the Proxy Statement prior to its being filed with the SEC and shall give the Purchaser and its counsel (who shall provide any comments thereon as soon as practicable, and the Company shall incorporate any such comments that are reasonable into the Proxy Statement) the opportunity to review all amendments and supplements to the Proxy Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Each of the Company and the Purchaser agrees to use its reasonable efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC. As promptly as practicable after the Proxy Statement has been cleared by the SEC, the Company shall mail the Proxy Statement to the stockholders of the Company. If at any time prior to the approval of the Stockholder Proposal by the Company's stockholders there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, the Company shall prepare and mail to its stockholders such an amendment or supplement.

     (c) The Company represents and warrants that the Proxy Statement will comply as to form in all material respects with the Exchange Act and, at the respective times filed with the SEC and distributed to stockholders of the Company, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representation or warranty as to any information included in the Proxy Statement which was provided by the Purchaser. The Purchaser represents and warrants that none of the information supplied by the Purchaser for inclusion in the Proxy Statement will, at the respective times filed with the SEC and distributed to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     5.9 Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Closing and the other transactions contemplated by this Agreement and the Ancillary Documents, including using reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions to Closing to be satisfied as promptly as practicable, (ii) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by any Governmental Entity, (iii) the obtaining of all necessary consents, approvals or waivers from third parties, (iv) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the Ancillary Documents or the consummation of the Closing, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution and delivery of any additional instruments necessary to consummate the Closing and the other transactions contemplated by, and to fully carry out the purposes of, this Agreement and the Ancillary Documents. This Section 5.9 shall be deemed not to have been breached by the Company as a result of any action taken by the Company with respect to a Superior Proposal that is expressly permitted under Section 5.7.

     SECTION 6.  ADDITIONAL AGREEMENTS.

     6.1 Indenture Relating to the Notes. Upon the written request of the Holders of at least 51% of the outstanding principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates) (the "Required Noteholders") in connection with a sale or offering of the Notes pursuant to the Registration Rights Agreement, the Company, at its expense, shall cause to be prepared, executed and delivered within 30 days after such request an indenture (including a new form of note, any necessary related documentation and, from time to time thereafter, any necessary supplements thereto) (the "Indenture") with respect to the Notes, which Indenture shall contain terms and provisions substantially the same as those set forth in Sections 5, 6 and 7 hereof, and the substantive provisions of the Note, including but not limited to, redemption, conversion, subordination, and interest payment, in form and substance no less favorable to the Holders of the Notes than as set forth in this Agreement and the Note, and such other terms and provisions as are required under the Trust Indenture Act of 1939 and such other items and provisions as are customary in indentures relating to publicly traded senior secured debt securities having such terms. In such event, the Company shall also appoint as trustee under the Indenture a national banking association reasonably acceptable to the Required Noteholders having its principal offices in New York, New York, and having capital, surplus, and undivided profits of at least $50,000,000. In connection with the execution of the Indenture, the Holders shall exchange all outstanding Notes for new notes in the form contemplated by the Indenture, and upon such exchange such new notes shall be deemed to be "Notes" for purposes hereof.

     6.2. Lost, Stolen, Damaged and Destroyed Securities. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing shares of Common Stock, Series B Preferred Stock or a Note and in the case of loss, theft or destruction, upon delivery of an indemnity satisfactory to the Company (which, in the case of the Purchaser, may be an undertaking by the Purchaser to so indemnify the Company and which, in the case of any Person other than the Purchaser, shall be delivery of an indemnity bond), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new share certificate of like tenor for a number of shares of Common Stock or Series B Preferred Stock, as applicable, equal to the number of shares of such stock represented by the certificate lost, stolen, destroyed or mutilated, or a new Note of like tenor in an amount equal to the amount of such Note lost, stolen, destroyed or mutilated.

     6.3. Transactions with Affiliates. The Company agrees that, so long as any of the Notes or any shares of Series B Preferred Stock are issued and outstanding, without the consent of the Required Holders the Company will not, and will not permit any of its Subsidiaries to, engage in any transaction or group of related transactions (including, without limitation, the purchase, lease, sale or exchange of any Properties, Personal Property or Intellectual Property of any kind or the rendering of any service) involving an expected payment by or to the Company or any Subsidiary in excess of $60,000 with any Affiliate, except (i) compensation and employee benefit matters by the Compensation Committee of the Board or (ii) any transaction approved by the Board or any committee of the Board.

     6.4. Availability of Conversion Shares. The Company shall at all times that any of the Notes or any shares of Series B Preferred Stock are issued and outstanding reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Notes and the Series B Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of the Notes and the Series B Preferred Stock. The Company will from time to time in accordance with the Maryland General Corporation Law increase the authorized amount of Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit full conversion of Notes and the Series B Preferred Stock.

     6.5. Corporate Headquarters. For a period of not less than one year after the Closing Date, the Company shall not relocate its corporate headquarters outside of Pittsburgh, Pennsylvania.

     6.6. HSR. If at any time after the date hereof, the Purchaser or any Related Transferee reasonably determines that the filing of a notification under the HSR Act is required in connection with the conversion or possible conversion of all or any portion of the Notes and/or Series B Preferred Stock, then the Company shall as soon as reasonably practicable reimburse such person for the costs of filing such notification. The Company agrees to make any filing required under the HSR Act reasonably promptly after the filing of such person's notification. Each of the Company and the Purchaser agree to provide the other with such information as is reasonably required to make such filings.

     SECTION 7.  RESTRICTIVE LEGEND.

     (a) It is understood that each of the Notes and each certificate representing any (i) shares of Series B Preferred Stock, (ii) Conversion Shares or (iii) any other securities issued in respect of the Notes, the Series B Preferred Stock or the Conversion Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall bear the following legend:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT THEREUNDER AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

          THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF AN INVESTOR AGREEMENT BETWEEN INTERSTATE HOTELS CORPORATION AND CERTAIN INVESTORS NAMED THEREIN AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SAID AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF THE COMPANY.

     The Company will promptly, upon request, remove the foregoing legend, provided the securities represented by the certificate may, in the Company's discretion upon the advice of legal counsel, be sold without registration under the Securities Act, or pursuant to an exemption therefrom.

     (b) The Purchaser acknowledges that the Notes, the Series B Preferred Stock and the Conversion Shares are transferable only pursuant to (i) offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A under the Securities Act (or any similar rule or rules then in force) if such rule is available and (iii) pursuant to any other exemption from the registration requirements of the Securities Act. Except as described in this Section 7(b), the Purchaser agrees not to transfer any of the Notes or any shares of Series B Preferred Stock to any other Person without the prior written consent of the Company.

     SECTION 8. TAXES. The Company agrees that it will pay, and will hold the Purchaser harmless from any and all liability with respect to any stamp or similar Taxes which may be determined to be payable in connection with the execution and delivery and performance of this Agreement, and that it will similarly pay and hold the Purchaser harmless from all Taxes in respect of the issuance of the Notes, the Series B Preferred Stock, any Exchange Notes issued pursuant to the terms of the Series B Preferred Stock, and the Conversion Shares (including any shares issuable upon conversion of any Exchange Note) to the Purchaser.

     SECTION 9.  EXPENSES, TERMINATION.

     9.1. Costs and Expenses. Except as set forth in this Section 9, each of the Company and the Purchaser shall pay all the costs and expenses incurred by it or on its behalf in connection with this Agreement and the consummation of the transactions contemplated hereby.

     9.2. Termination or Abandonment. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing (notwithstanding any approval of the Stockholder Proposal by the stockholders of the Company):

     (a) by mutual written consent of the Purchaser and the Company;

     (b) by the Company, if the Closing shall not have occurred before November 1, 2000; provided, however, that the right to terminate this Agreement under this Section 9.2(b) shall not be available if the Company's breach of any representation or warranty or the Company's failure to perform any covenant or agreement under this Agreement has been the cause of or resulted in the failure of the transactions contemplated hereby to occur on or before such date;

     (c) by the Purchaser, if the Closing shall not have occurred on or before October 16, 2000 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 9.2(c) shall not be available if the Purchaser's breach of any representation or warranty or the Purchaser's failure to perform any covenant or agreement under this Agreement has been the cause of or resulted in the failure of the transactions contemplated hereby to occur on or before such date, provided, however:

          (i) the Company may, in its sole discretion, elect to extend the Termination Date to November 15, 2000 by both (x) delivering written notice to the Purchaser prior to October 13, 2000 of its intent to do so and (y) paying to the Purchaser, on or before October 13, 2000, $250,000 by wire transfer of immediately available funds to an account designated by the Purchaser (which account will be designated by the Purchaser within one business day of the Company's request for such designation), and

          (ii) following such extension pursuant to Section 9.2(c)(i), the Company may, in its sole discretion, elect to further extend the Termination Date by up to 15 days (to any specified date on or prior to November 30, 2000) by both (x) delivering written notice to the Purchaser prior to November 13, 2000 of its intent to do so and (y) paying to the Purchaser, on or before November 14, 2000, an amount equal to $16,667 for each day the Termination Date is so extended, such payment to be made by wire transfer of immediately available funds to an account designated by the Purchaser (which account will be designated by the Purchaser within one business day of the Company's request for such designation).

The Company acknowledges that time is of the essence for compliance with any requirement of this Section 9.2(c).

     (d) by the Purchaser, if (i) the Board of Directors of the Company shall or shall resolve to (A) either not recommend that the Company's stockholders vote in favor of the Stockholder Proposal or withdraw the Board Recommendation, (B) modify the Board Recommendation in a manner adverse to the Purchaser, or (C) approve, recommend or fail to take a position that is adverse to any proposed Competing Transaction involving the Company or any of its Subsidiaries within five days after a request from the Purchaser that it do so, or (ii) the Board of Directors of the Company shall have refused to affirm the Board Recommendation as promptly as practicable (but in any case within five days) after receipt of any reasonable written request for such affirmation from the Purchaser or (iii) the Company shall have failed to call the Company Meeting, failed to mail the Proxy Statement to its stockholders, failed to include the Board Recommendation in the Proxy Statement or failed to hold the Company Meeting, in each case prior to the Termination Date (including any extensions thereof by exercise of the Company's options granted in Sections 9.2(c)(i) and (ii)), unless in each case, the failure to take such action is caused by a temporary restraining order, preliminary or permanent injunction or other order or decree or regulatory or legal action or the enactment of any statutes, rules or regulations which prevent the consummation of the transactions contemplated hereby;

     (e) by either the Purchaser or the Company, if at the Company Meeting (including any adjournment or postponement thereof) the requisite vote of the stockholders of the Company to approve the Stockholder Proposal shall not have been obtained;

     (f) by either the Purchaser or the Company, if there shall be any Law that prohibits or makes illegal the consummation of the transactions contemplated hereby, or if any Law enjoining the Purchaser or the Company from consummating the transactions contemplated hereby shall have been entered and become final and nonappealable;

     (g) by either the Purchaser or the Company, if there shall have been a material breach by the other of any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would result in the failure to satisfy one or more of the conditions set forth in Section 1.4(a) (in the case of a breach by either the Company or the Purchaser) or
Section 1.4(b) (in the case of a breach by the Company) or Section 1.4(c) (in the case of a breach by the Purchaser), and such breach shall be incapable of being cured or, if capable of being cured, shall not have been cured within 20 days after written notice thereof shall have been received by the party alleged to be in breach; and

     (h) by the Company pursuant to, but only in compliance with Section 5.7.

Notwithstanding anything herein to the contrary, no termination by the Company pursuant to this Section 9.2 under circumstances requiring payment of a Termination Fee and/or Purchaser's Expenses (as defined below) shall be effective unless, concurrently with such termination, such amount is paid in full by the Company in accordance with Section 9.3.

     9.3. Effect of Termination. In the event of the termination of this Agreement pursuant to Section 9.2, this Agreement, except for the provisions of the second sentence of Section 5.1, this Section 9.3 and Sections 9.4, and 19, shall become void and have no effect, without any liability on the part of any party or any of its affiliates. Notwithstanding the foregoing, nothing in this
Section 9.3 shall relieve any party to this Agreement of liability for any willful breach of any provision of this Agreement.

     9.4. Payments Upon Termination. (a) Upon a termination of this Agreement pursuant to Section 9.2, the Company shall pay to the Purchaser (or to any Subsidiary of the Purchaser designated in writing by the Purchaser to the Company) from the Escrow Account the amount of the Termination Fee and Purchaser's Expenses, set forth below:

          (i) in the event of a termination of this Agreement by the Purchaser and the Company pursuant to Section 9.2(a) no Termination Fee or Expenses shall be payable, unless otherwise agreed in writing;

          (ii) in the event of a termination of this Agreement by the Purchaser pursuant to Section 9.2(d), 9.2(g) or 9.2(h), or pursuant to Section 9.2(e) if both (A) any Competing Transaction is publicly proposed or announced on or after the date hereof and prior to the Company Meeting being held and
     (B) within 12 months of a termination pursuant to Section 9.2(e) the Company enters into a definitive agreement with respect to, or consummates, a Competing Transaction, the Termination Fee shall be the amount of $2,250,000 plus the amount of the Purchaser's Expenses (as defined below); and

          (iii) in the event of a termination of this Agreement pursuant to any other provision of Section 9.2 (other than a termination by the Company pursuant to Section 9.2(g)), no Termination Fee shall be payable, but the Company shall pay to the Purchaser the Purchaser's Expenses.

     (b) The parties agree that the "Purchaser's Expenses" shall be the amount of the Purchaser's reasonable, documented costs and expenses incurred in connection with this transaction (including, without limitation, the fees and expenses of counsel retained by the Purchaser in connection with the negotiation and preparation of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby); provided, however, that the Purchaser's Expenses shall not exceed the sum of $2,250,000.

     (c) Payment of the Termination Fee and the Purchaser's Expenses shall, to the extent of the funds in the Escrow Account, be made by the Escrow Agent in accordance with the terms of the Escrow Agreement. In no event shall more than one Termination Fee or more than one amount in payment of the Purchaser's Expenses be payable under this Agreement.

     (d) The Company acknowledges that the agreements contained in paragraph (a) of this Section 9.4 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the Purchaser would not enter into this Agreement; accordingly, if the Company fails to pay promptly any Termination Fee or Purchaser's Expenses payable by it pursuant to this Section 9.4, then the Company shall pay to the Purchaser its costs and expenses (including attorneys' fees) in connection with any litigation brought by the Purchaser to obtain payment of such Termination Fee or Purchaser's Expenses, together with interest on such amounts at the prime or base rate of The Chase Manhattan Bank from the date such payment was due under this Agreement until the date of payment.

     (e) The payment of a Termination Fee and/or Purchaser's Expenses hereunder will constitute the sole and exclusive remedy of the Purchaser prior to the Closing or the termination of this Agreement in accordance with its terms regardless of any breach or alleged breach of this Agreement by the Company. In no event will a Termination Fee or Purchaser's Expenses be payable pursuant to this Section 9.4 if, prior to the termination of this Agreement, the Purchaser shall have materially breached any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would result in a failure to satisfy one or more of the conditions set forth in Section 1.4(a) or 1.4(c) and such breach shall be incapable of being cured or, if capable of being cured, shall not have been cured within 20 days after written notice thereof shall have been received by the Purchaser.

     (f) In the event that the Closing occurs, the Purchaser agrees to instruct the Escrow Agent in writing to release to the Company as soon as practicable all funds held by the Escrow Agent pursuant to the Escrow Agreement.

     SECTION 10.  INDEMNIFICATION.

     10.1. Survival of Representations, Warranties, Agreements and Covenants, etc. All representations and warranties in this Agreement and in the Ancillary Documents shall survive the execution and delivery of this Agreement and the Closing for a period of 18 months and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of any Purchaser; provided, however, that the representations and warranties set forth in Sections 2.1 through 2.4, 2.19, 3.1 and 3.2 and 3.6 shall survive indefinitely. All agreements and covenants contained herein shall survive the Closing until, by their respective terms, they are no longer operative. The Closing shall not be deemed in any way to constitute a waiver by any party of any powers, rights or remedies that it may have with respect to any obligations of the other parties hereunder, including, without limitation with respect to any misrepresentation or breach of warranty Known to such party at the time of Closing. No claim shall be made with respect to any representation, warranty, covenant or agreement after it ceases to survive except that in the event that any Purchaser Entity receives notice or identifies a matter which provides a reasonable basis for indemnification hereunder and provides notice to the Company within the applicable period provided for in this Section 10.1 of the receipt of such notice or of the matter so identified and such claim shall not have been finally resolved before the expiration of the applicable period referred to in this Section 10.1 any representation, warranty, covenant or agreement that is the basis for such claim shall continue to survive with respect to such claim and shall remain a basis for indemnity as to such claim until such claim is finally resolved.

     10.2. Indemnification by the Company.

     (a) From and after the Closing, the Company shall indemnify, defend and hold the Purchaser, its Affiliates, their respective officers, directors, partners, employees, attorneys, agents, representatives, successors and assigns (each a "Purchaser Entity") harmless from and against all claims, losses (including, without limitation, losses of earnings), liabilities, obligations, payments, damages (actual, punitive or consequential), charges, judgments, fines, penalties, amounts paid in settlement, costs and expenses (including, without limitation, interest which may be imposed in connection therewith, costs and expenses of investigation, actions, suits, proceedings, demands, assessments and fees, expenses and disbursements of counsel, consultants and other experts) ("Losses") incurred or suffered by a Purchaser Entity (whether incurred or suffered directly or indirectly through ownership of capital stock of the Company) based upon, arising out of, or in connection with (i) the breach of any of the representations, warranties or covenants of the Company in this Agreement or in any Ancillary Document or (ii) claims by third parties relating to the Agreement or any Ancillary Document or any of the transactions contemplated hereby or thereby, the use of the proceeds thereof or any related transaction or claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether the Purchaser Entity is a party thereto. Any indemnification payment (the "Indemnification Payment") by the Company to a Purchaser in connection with a (x) breach of the representations, warranties and covenants of the Company or (y) claims by third parties shall include an additional amount such that the Purchaser suffers no loss as a result of any diminution in the as-converted value of the Purchaser's equity related to its investment in the Company as a result of such Indemnification Payment.

     (b) If the Purchaser in its sole discretion determines that any Indemnification Payment need not be paid in cash, then such Indemnification Payment shall, at the option of the Purchaser, be effected by decreasing the Conversion Price (as defined in the Articles Supplementary) of Purchaser's shares of the Series B Preferred Stock by an amount equal to the Indemnification Payment divided by the number of Conversion Shares into which such shares of Series B Preferred Stock are then convertible; provided, however, that Purchaser shall not have the right to decrease the Conversion Price below $3.00 and any Indemnification Payment shall be paid in cash to the extent it would result in a decrease of the Conversion Price below $3.00.

     10.3. Indemnification by the Purchaser. From and after the Closing, the Purchaser and any Related Transferee shall jointly and severally indemnify, defend and hold the Company, its Affiliates, their respective officers, directors, employees, attorneys, agents, representatives, successors and assigns (each a "Company Entity") harmless against all Losses incurred or suffered by a Company Entity (whether incurred or suffered directly or indirectly through the Purchaser's investment in the Company) arising from the breach of any of its representations, warranties or covenants in this Agreement or in any Ancillary Documents.

     10.4. Limitations. Notwithstanding anything to the contrary in this Agreement, no Indemnification Payment by the Company pursuant to this Section 10 with respect to any Losses otherwise payable hereunder pursuant to clause (i) of
Section 10.2 as a result of a breach of the Company's representations, warranties and covenants (other than any Losses resulting from breaches of the representation and warranty in Sections 2.1 through 2.4 and 2.19) and no Indemnification Payment by the Purchaser pursuant to Section 10.3, in each case, shall be payable until the time as such Losses shall aggregate to more than $100,000 at which point the Indemnifying Party (as hereinafter defined) shall be obligated to indemnify the Indemnified Party (as hereinafter defined) from and against all Losses. In no event shall the Company's obligations in respect of indemnification exceed the Purchase Price. Except as provided in Section 9, this
Section 10 constitutes the exclusive remedy for the breach of covenants, agreements, representations or warranties set forth in this Agreement; provided, however, that the provisions of this Section 10 will not prevent the parties hereto from seeking specific performance or injunctive relief in connection with the breach of a covenant or an agreement of any party hereto; provided, further, that any breach of covenants, agreements, representations or warranties set forth in this Agreement by either party hereto shall not excuse performance under the Ancillary Documents or the Joint Venture Partnership Agreement.

     10.5. Procedure.

     (a) A party or parties responsible for indemnifying another party against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party," and a party or parties entitled to indemnity is referred to as the "Indemnified Party."

     (b) An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to each Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within 60 business days of the receipt of any written claim from any such third party, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to each Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not result in a waiver of any rights of the Indemnified Party except to the extent Indemnifying Party was deprived of its rights to recover any payment under its applicable insurance coverage or was otherwise materially prejudiced as a result of such failure by the Indemnified Party.

     (c) As to any claim, action, suit or proceeding by a third party, the Indemnifying Party shall be entitled to assume the defense, compromise or settlement of any such matter through the Indemnifying Party's own attorney (who shall be reasonably satisfactory to the Indemnified Party); provided, however, that if the Indemnifying Party reasonably determines that an adequate and proper defense is not being provided by the Indemnified Party or if the Indemnified Party elects not to assume such defense, then the Indemnifying Party shall assume such defense.

The Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to such matter; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof, it being understood that the Indemnified Party shall control any such defense unless the Indemnifying Party has assumed such defense in accordance with the terms hereof.

     (d) Neither an Indemnified Party nor an Indemnifying Party shall make any settlement of any claims without the written consent of the other party, which consent shall not be unreasonably withheld. Without limiting the generality of the foregoing, it shall not be deemed unreasonable to withhold consent to a settlement involving injunctive or other equitable relief against the other party or its assets, employees or business.

     (e) With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earliest to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five days prior to the date that the judgment creditor has the right to execute the judgment or if earlier the date that the Indemnified Party must post any bond with respect to any judgment or other judicial ruling, (ii) the date payment is due in respect of the entry of an unappealable judgment or final appellate decision against the Indemnified Party, (iii) the date payment is due in respect of a settlement of the claim or (iv) with respect to indemnities for Tax liabilities, upon the issuance of any resolution by a taxation authority. Notwithstanding the foregoing, expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party if such expenses are a liability of the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

     SECTION 11. FURTHER ASSURANCES. At any time or from time to time after the Closing, the Company, on the one hand, and the Purchaser, on the other hand, agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby.

     SECTION 12. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the Company and the Purchaser and the respective successors, permitted assigns, heirs and personal representatives of the Company and the Purchaser except that the Company may not assign its rights and obligations under this Agreement to any person without the prior written consent of the Purchaser. The parties hereby agree that, upon a transfer of any interest in this Agreement to a permitted assign, such transferring party will, at or prior to such transfer, ensure that such permitted assign becomes a party to the Investor Agreement. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchaser's benefit as a purchaser or holder of the Notes and the Series B Preferred Stock are also for the benefit of, and enforceable by, any subsequent holder of any of such Notes or any of the Series B Preferred Stock and/or the Conversion Shares.

     SECTION 13. ENTIRE AGREEMENT. This Agreement, the side letter between the Company and the Purchaser attached hereto as Schedule 13 and the irrevocable undertaking to capitalize the Purchaser attached hereto as Schedule 13, and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto, including the confidentiality agreements between the parties dated November 8, 1999 and December 17, 1999.

     SECTION 14. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

          (i)  if to the Company, to:

                   Interstate Hotels Corporation
                   680 Andersen Drive, Foster Plaza Ten
                   Pittsburgh, Pennsylvania 15220
                   Facsimile: (412) 920-5733
                   Attention: General Counsel

               with a copy to:

                   Jones, Day, Reavis & Pogue
                   North Point,
                   901 Lakeside Avenue
                   Cleveland, Ohio 44114-1190
                   Facsimile: (216) 759-0212
                   Attention: Zachary Paris, Esq.

          (ii) if to the Purchaser, to

                   CGLH Partners I LP and CGLH Partners II LP
                   c/o Lehman Brothers Holdings Inc.
                   200 Vesey Street
                   12th Floor
                   New York, New York 10285
                   Facsimile: (212) 526-7006
                   Attention: Joseph Flannery

               with a copy to:

                   Continental Gencom Holdings
                   3250 Mary Street
                   Suite 500
                   Miami, Florida 33133
                   Facsimile: (305) 445-4255
                   Attention: Mr. K. Alibhai and Mr. S. Weiser

               with a copy to:

                   Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. 150 West Flagler Street, Suite 2200
                   Miami, Florida 33130
                   Facsimile: (305) 789-3395
                   Attention: Richard E. Schatz, Esq.

               with a copy to:

                   Fried, Frank, Harris, Shriver & Jacobson
                   1 New York Plaza
                   New York, New York 10004
                   Facsimile: (212) 859-8582
                   Attention: Jonathan Mechanic, Esq.

     All such notices, requests, consents and other communications shall be deemed to have been given: at the time delivered if delivered in person, when receipt is confirmed if sent by facsimile, on the next business day if timely delivered to a nationally recognized overnight courier and five days after being deposited in the mail, postage prepaid.

     SECTION 15. AMENDMENTS. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of the

Company and the Required Holders. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     SECTION 16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     SECTION 17. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 18. NOUNS AND PRONOUNS. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

     SECTION 19. GOVERNING LAW. This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of Maryland without reference to the conflict of law principles thereof.

     SECTION 20. ENFORCEMENT JURISDICTION. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Maryland or in Maryland state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Maryland or any Maryland state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal court sitting in the State of Maryland or a Maryland state court.

     SECTION 21. WAIVER OF JURY TRIAL. Each of the parties hereto hereby waives any right it may have to a trial by jury in respect of any action, proceeding or litigation directly or indirectly arising out of, under or in connection with, this Agreement or any of the other Ancillary Documents.

     SECTION 22. LITIGATION; PREVAILING PARTY. In the event of any litigation with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party (as determined by the court) and the non-prevailing party shall pay upon demand all reasonable fees and expenses of counsel for the prevailing party.

     SECTION 23. PUBLICITY. Each of the parties hereto agrees that the initial public statement regarding the transactions contemplated hereby will be in the form previously agreed by the parties. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the Commission or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised is legally necessary upon advice of its counsel; provided, however, that the party making such determination shall immediately notify the other party that it intends to make a public announcement and the parties hereto shall, in good faith, attempt to agree on any public announcements or publicity statements with respect thereto.

     SECTION 24. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Securities Purchase Agreement as of the date first above written.

     THE COMPANY:
     INTERSTATE HOTELS CORPORATION

     By: /s/ THOMAS F. HEWITT
        ----------------------------------------------
     Name: Thomas F. Hewitt
     Title: Chief Executive Officer

     PURCHASER:
     CGLH PARTNERS I LP

     By: MK/CG-GP LLC
         General Partner


     By: CG Interstate Associates, LLC
         a Managing Member

          By: Continental Gencom Holdings, LLC
              its Sole Member

               By: /s/ SHERWOOD WEISER
                 ------------------------------------
                 Name: Sherwood Weiser
                 Title: Authorized Signatory

        By: LB INTERSTATE GP LLC
            General Partner

        By: PAMI LLC
            its Sole Member

          By: /s/ JOSEPH J. FLANNERY
               --------------------------------------
                Name: Joseph J. Flannery
                Title: Authorized Signatory

    CGLH PARTNERS II LP

     By: MK/CG-GP LLC
         General Partner

          By: CG Interstate Associates, LLC
              a Managing Member

               By: Continental Gencom Holdings, LLC
                   its Sole Member

                    By: /s/ SHERWOOD WEISER
                       --------------------------------
                            Name: Sherwood Weiser
                            Title: Authorized Signatory

    By: LB INTERSTATE GP LLC
        General Partner

          By: PAMI LLC
              its Sole Member

               By: /s/ JOSEPH J. FLANNERY
                   --------------------------------
                   Name: Joseph J. Flannery
                   Title: Authorized Signatory

                                                                      APPENDIX B


                                      EXHIBIT C TO SECURITIES PURCHASE AGREEMENT

                               INVESTOR AGREEMENT

                       DATED AS OF [             ], 2000

                                     AMONG

                         INTERSTATE HOTELS CORPORATION

                                      AND

                               CGLH PARTNERS I LP

                                      AND

                              CGLH PARTNERS II LP

                               TABLE OF CONTENTS


Article 1 Definitions; Representations and Warranties.......    1
  1.1. Definitions..........................................    1
  1.2. Representations and Warranties of the Company........    4
  1.3. Representations and Warranties of Investor...........    4

Article 2 Standstill........................................    5
  2.1. Standstill...........................................    5
  2.2. Early Termination of Standstill......................    8
  2.3. Modification Upon Subsequent Agreement...............    9

Article 3 Board Representation and Voting...................    9
  3.1. Board Representation.................................    9
  3.2. Voting...............................................   12
  3.3. Required Board Approval..............................   12
  3.4. Notices of Dispositions of Voting Securities.........   14
  3.5. Access to Information................................   14

Article 4 Transfer Restrictions.............................   15
  4.1. Restrictions on Dispositions.........................   15
  4.2. Rights Agreement.....................................   16

Article 5 Miscellaneous.....................................   16
  5.1. Notices..............................................   16
  5.2. Legends..............................................   17
  5.3. Enforcement..........................................   18
  5.4. Entire Agreement.....................................   18
  5.5. Severability.........................................   18
  5.6. Headings.............................................   18
  5.7. Counterparts.........................................   18
  5.8. No Waiver............................................   18
  5.9. Successors and Assigns...............................   18
  5.10. Governing Law.......................................   18
  5.11. Further Assurance...................................   19
  5.12. Consent to Jurisdiction and Service of Process......   19
  5.13. Investment Banking Services.........................   19

EXHIBITS

Exhibit A -- Market Rate Fees (section 5.13)

                                                                      APPENDIX B

                               INVESTOR AGREEMENT

     This Investor Agreement, dated as of [                ], 2000 (this
"Agreement"), by and between Interstate Hotels Corporation, a Maryland corporation (the "Company"), on the one hand, and CGLH Partners I LP, a Delaware limited partnership and CGLH Partners II LP, a Delaware limited partnership (together, the "Investor"), on the other hand.

     WHEREAS, pursuant to the Securities Purchase Agreement dated August [   ],
2000 between the Company and the Investor (the "Purchase Agreement") pursuant to which, (i) upon the terms and subject to the conditions set forth in the Purchase Agreement, the Investor shall purchase a subordinated convertible note (the "Note") having a principal amount of $25,000,000 and shares of Series B Convertible Preferred Stock, par value $.01 per share, of the Company having an aggregate stated amount of $5,000,000 ("Series B Preferred Stock"), each of which shall be convertible into shares of Class A Common Stock, par value $.01 per share, of the Company ("Common Stock"), subject to certain limitations, and
(ii) the Company and the Investor shall, simultaneously with the execution of this Agreement, enter into a Registration Rights Agreement (the "Registration Rights Agreement") granting certain registration rights;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Purchase Agreement, and in the Registration Rights Agreement and intending to be legally bound hereby, the parties agree as follows, effective upon the closing of the purchase of the Series B Preferred Stock and the Note pursuant to the Purchase Agreement (the "Closing"):

                                   ARTICLE 1

                  Definitions; Representations and Warranties

     SECTION 1.1 DEFINITIONS. Unless otherwise specified all references to "days" shall be deemed to be references to calendar days. For purposes of this Agreement, the following terms shall have the following meanings:

     "Actual Voting Power" shall mean, as of the date of determination, the total voting power of all of the outstanding securities of the Company at the time then entitled to vote for the general election of directors, without giving effect to securities issuable upon exercise or conversion of such outstanding securities.

     "Affiliate" of a Person shall have the meaning set forth in Rule 12b-2 of the Exchange Act as in effect on the date of this Agreement, but shall not include (i) any investment fund in which a Person has invested if the Person does not otherwise Control the investment fund or have, directly or indirectly, voting or dispositive power over any securities owned by such fund or (ii) any investor or limited partner of any Person who does not otherwise have voting or dispositive power over securities owned by that Person and is not Controlled by that Person; provided, however, for the purposes of this Agreement, neither the Company nor any Person Controlled by the Company shall be deemed an Affiliate of any Investor.

     "Beneficial Ownership" by a Person of any Voting Securities shall be determined in accordance with the term "beneficial ownership" as defined in Rule 13d-3 under the Exchange Act as in effect on the date of this Agreement and, in addition, "beneficial ownership" shall include securities which such Person has the right to acquire (irrespective of whether such right is exercisable immediately or only after the passage of time, including the passage of time in excess of sixty (60) days) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise. For purposes of this Agreement, an Investor shall be deemed to Beneficially Own any Voting Securities Beneficially Owned by its Affiliates or any Group of which such Investor or any such Affiliate is a member.

     "Board of Directors" shall mean the Board of Directors of the Company.

     "Class B Common Stock" shall mean the Company's Class B Common Stock, par value $0.01 per share.

     "Class C Common Stock" shall mean the Company's Class C Common Stock, par value $0.01 per share.

     "Control" (including the term "Controlled by") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise.

     "Conversion Shares" shall mean the shares of Common Stock into which the Note and/or shares of Series B Preferred Stock have been converted.

     "EBITDA" shall mean, with respect to any person for any period, the sum without duplication, determined on a consolidated basis, of such person's (a) net income (or net loss), (b) net interest expense, (c) income tax expense, (d) depreciation expense and (e) amortization expense, determined in accordance with generally accepted accounting principles consistently applied.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Group" shall mean a "group" as such term is used in Section 13(d)(3) of the Exchange Act as in effect on the date of this Agreement.

     "Investor Designee" shall mean a person designated for election to the Board of Directors by the Investor as provided in the Series B Preferred Stock or in Section 3.1.

     "Investor Partners" shall mean parties which have invested in the Investor.

     "Joint Venture" shall mean the Joint Venture as defined in the Purchase Agreement.

     "Joint Venture Partnership Agreement" shall mean the Joint Venture Partnership Agreement as defined in the Purchase Agreement.

     "Law" shall mean all applicable foreign, federal, state and local laws, statutes, rules, regulations, codes and ordinances.

     "Lehman Parent Entities" shall mean Lehman Brothers Holdings Inc., Lehman Brothers Inc., and any Person that, directly or indirectly, Controls or is under common Control with Lehman Brothers Holdings Inc. or Lehman Brothers Inc. or is managed by any such entity.

     "Original Investment Amount" shall mean $30,000,000.

     "Person" shall mean any individual, Group, corporation, general or limited partnership, limited liability company, governmental entity, joint venture, estate, trust, association, organization or other entity of any kind or nature.

     "Related Person" shall mean, (i) with respect to any Person, (A) any Affiliate of such Person, (B) any investment manager, investment advisor or partner of such Person or an Affiliate of such Person, and (C) any investment fund, investment account or investment entity whose investment manager, investment advisor or general partner is such Person or a Related Person of such Person;

     "Reorganization Transaction" shall mean: (i) any merger, consolidation, recapitalization, liquidation or other business combination transaction involving the Company; (ii) any tender offer or exchange offer for any securities of the Company; or (iii) any sale or other disposition of assets of the Company or any of its Subsidiaries in a single transaction or in a series of related transactions in each of the foregoing cases constituting individually or in the aggregate 50% or more of the assets or Voting Securities (as applicable) of the Company.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person. In respect of the Company, Subsidiary shall also specifically include Interstate Hotels, LLC and Northridge Holdings, Inc.

     "Target Price" shall mean $10 per share of Common Stock for any measurement period commencing prior to the first anniversary of the date of this Agreement and shall thereafter increase by 15% on each anniversary of such date for measurement periods starting on or after such anniversary.

     "Total Voting Power" shall mean the total combined Voting Power, on a fully diluted basis, of all the Voting Securities then outstanding.

     "Voting Power" shall mean, as of the date of determination, the voting power in the general election of directors of the Company, and shall be calculated for each Voting Security by reference to the maximum number of votes such Voting Security is or would be entitled to cast in the general election of directors and, in the case of convertible (or exercisable or exchangeable) securities, by reference to the maximum number of votes such Voting Security would be entitled to cast in unconverted or converted (or exercised, unexercised, exchanged or unexchanged) status. For purposes of determining Voting Power under this Agreement, a Voting Security which is convertible into or exchangeable for a Voting Security shall be counted as having the greater of
(i) the number of votes to which such Voting Security is entitled prior to conversion or exchange and (ii) the number of votes to which the Voting Security into which such Voting Security is convertible or exchangeable is entitled. Notwithstanding anything else to the contrary contained in this Agreement, there shall not be included in calculating Voting Power any votes which a Person shall have upon and by reason of the non-payment of dividends on preferred shares in accordance with the terms of such preferred shares.

     "Voting Securities" shall mean (i) any securities entitled, or which may be entitled, to vote generally in the election of directors of the Company including shares of Common Stock, Class B Common Stock and Class C Common Stock
(ii) any securities, including the Note and the Series B Preferred Stock, convertible or exercisable into or exchangeable for such securities (whether or not the right to convert, exercise or exchange is subject to the passage of time or contingencies or both), or (iii) any direct or indirect rights or options to acquire any such securities; provided that unexercised options granted pursuant to any employment benefit or similar plan and rights issued pursuant to any shareholder rights plan shall be deemed not to be Voting Securities (or to have Voting Power).

     In addition, the following terms have the definitions specified in the Sections noted:

                          TERM                                   SECTION
                          ----                                   -------
Acquiror Percentage......................................                  2.3
Agreement................................................             preamble
Applicable Number........................................                3.1(b)
Beneficial Ownership Threshold...........................                3.1(b)
Charter..................................................                1.2(b)
Closing..................................................             recitals
Common Stock.............................................             recitals
Company..................................................             preamble
Company EBITDA...........................................                  3.3
Compensation Committee...................................                3.1(b)
Competing Businesses.....................................                3.1(h)
Dilutive Issuance........................................                2.1(a)
Disposition..............................................                  4.1
Documents................................................                3.3(n)
EBITDA Target............................................                  3.3
Exempt Affiliates........................................                2.1(b)
Financial Institution....................................                 5.13
Future Major Investor....................................                  2.3
Information..............................................                  3.5
Investor.................................................   preamble and 4.1(f)
Investor Designee Period.................................                3.1(b)
Investor Material Adverse Effect.........................                1.3(b)
Lehman Brothers..........................................                 5.13
Material Adverse Effect..................................                1.2(b)
Maximum Ownership........................................                  4.1
Moving Party.............................................                  5.3
Nominating Committee.....................................                3.1(b)

                          TERM                                   SECTION
                          ----                                   -------
Note.....................................................             recitals
Notice...................................................                 5.13
Offer....................................................                2.2(g)
Purchase Agreement.......................................             recitals
Registration Rights Agreement............................             recitals
Related Transferee.......................................                4.1(f)
Rights Agreement.........................................                3.3(j)
Series B Preferred Stock.................................             recitals
Shares...................................................                3.1(b)
Standstill Period........................................                2.1(a)
Threshold Amount.........................................                  3.3
Unaffiliated Directors...................................                3.1(b)

     SECTION 1.2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Investor as follows:

     (a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, and insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

     (b) The execution, delivery and performance of this Agreement by the Company does not and will not (i) contravene or conflict with or constitute a default under the Company's charter (the "Charter") or Bylaws, (ii) except as set forth on Schedule 2.3 of the Company Disclosure Schedule which forms part of
the Securities Purchase Agreement, dated August [   ], 2000, between the Company
and the Investor contravene or conflict with or constitute a default under any agreement to which the Company is a party or is bound, or result in a breach of or default under any instrument or agreement to which the Company is a party or is bound, which violation, breach or default would have a material adverse effect on the Company's business taken as a whole or would adversely affect the consummation of the transactions contemplated by this Agreement or the Purchase Agreement (a "Material Adverse Effect"), (iii) violate any judgment, order, injunction, decree or award against or binding upon the Company as of the date of this Agreement, the violation of which, individually or in the aggregate, would have a Material Adverse Effect, (iv) violate any Law relating to the Company, the violation of which, individually or in the aggregate, would have a Material Adverse Effect or (v) constitute a "change of control," or result in the acceleration of rights, under any material debt instrument to which the Company is a party.

     (c) Except for applicable requirements of the Exchange Act or as disclosed in the Purchase Agreement, the Company is not required to make any filing or registration with, or obtain any permit, authorization, consent or approval of, any governmental entity or any other Person in connection with this Agreement, the Purchase Agreement, or any of the transactions contemplated hereby and thereby.

     (d) As of the date of this Agreement, there is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company that relates to this Agreement, the Purchase Agreement, or any of the transactions contemplated hereby or thereby.

     SECTION 1.3. REPRESENTATIONS AND WARRANTIES OF INVESTOR. The Investor represents and warrants to the Company as follows:

     (a) The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated by this Agreement are within its powers and have been duly authorized by all necessary action on its part. This Agreement constitutes a legal, valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

     (b) The execution, delivery and performance of this Agreement by the Investor does not and will not (i) contravene or conflict with or constitute a default under the Investor's partnership agreement, (ii) contravene or conflict with or constitute a default under any agreement to which the Investor is a party or is bound, or result in a breach of or default under any instrument or agreement to which the Investor is a party or is bound, which violation, breach or default would have a material adverse effect on the Investor's business taken as a whole or would adversely affect the consummation of the transactions contemplated by this Agreement or the Purchase Agreement (an "Investor Material Adverse Effect"), (iii) violate any judgment, order, injunction, decree or award against or binding upon the Investor as of the date of this Agreement, the violation of which, individually or in the aggregate, would have an Investor Material Adverse Effect, (iv) violate any Law relating to the Investor, the violation of which, individually or in the aggregate, would have an Investor Material Adverse Effect, or (v) result in the acceleration of rights, under any material debt instrument to which the Investor is a party.

     (c) Except for applicable requirements of the Exchange Act or as disclosed in the Purchase Agreement, the Investor is not required to make any filing or registration with, or obtain any permit, authorization, consent or approval of, any governmental entity or any other Person in connection with this Agreement, the Purchase Agreement or any of the transactions contemplated hereby and thereby.

     (d) As of the date of this Agreement, there is no action, suit or proceeding pending or, to the knowledge of the Investor, threatened against the Investor that relates to this Agreement, the Purchase Agreement, or any of the transactions contemplated hereby or thereby.

                                   ARTICLE 2

                                   Standstill

     SECTION 2.1. STANDSTILL. (a) Until the earliest to occur of (A) the fourth anniversary (or, in the case of any of the actions set forth in clauses (a)(ii), (vii), (ix), (x) and (xi) hereof, the third anniversary) of the Closing, (B) the date on which the Investor owns Voting Securities which would represent (i) less than 20% of the Total Voting Power and (ii) less than 25% of the Actual Voting Power, (C) at any time after 45 calendar days following any twenty consecutive trading day period for which the average sales price for shares of Common Stock is at least the Target Price, and (D) termination under Section 2.2 (such period, the "Standstill Period"), Investor will not, and will cause its Affiliates (other than the Lehman Parent Entities) not to, directly or indirectly:

          (i) acquire, offer to acquire, or agree to acquire, by purchase or otherwise, any Voting Securities or voting rights or direct or indirect rights or options to acquire any Voting Securities of the Company or any of its Affiliates other than (A) the exercise of convertible securities acquired in compliance with the terms of this Agreement (including the acquisition of shares of Common Stock upon conversion of the Note or Series B Preferred Stock), or an acquisition as a result of a stock split, stock dividend or similar recapitalization, (B) the acquisition of shares of Series B Preferred Stock and the Note pursuant to the Purchase Agreement or
     (C) stock options or similar rights granted by the Company to an Affiliate of Investor as compensation for performance as a director or officer of the Company or its subsidiaries (and any shares issuable upon exercise thereof), (D) transfers between Investor and Related Transferees as permitted under Section 4.1(f), (E) any rights which are granted to all stockholders of the Company (and any shares issuable upon exercise thereof), (F) if the Company shall issue any Voting Securities which issue has the effect of reducing, as a percentage of Total Voting Power, the Voting Power of Voting Securities Beneficially Owned by Investor (a "Dilutive Issuance"), the acquisition by the Investor of such number of Voting Securities as restore the Investor's Voting Power to the percentage of Total Voting Power of Voting Securities Beneficially Owned by the Investor immediately prior to such Dilutive Issuance or (G) any or all outstanding shares of Class C Common Stock unless the acquisition of Class C Common Stock, together with any shares of Common Stock into which Series B Preferred Stock or the Note have been converted at the time of such acquisition (but not including for this purpose any shares of Series B Preferred Stock or any portion of the Note that has not theretofore been converted into Common Stock), would cause the Investor to Beneficially

     Own more than 49% of the Company's outstanding Voting Securities; provided, however, that if the Investor in good faith inadvertently acquires Voting Securities representing, convertible into, or having votes not more than 50,000 shares of Common Stock in violation of these provisions and within 15 days after the first date on which the Investor has actual knowledge (including by way of written notice given by the Company) that a violation has occurred Investor shall have transferred any Voting Securities held in violation of these provisions to unrelated third parties so that the Investor no longer Beneficially Owns any such shares or Voting Securities or has any agreement or understanding relating to such shares, this Section
     2.1 shall be deemed to not have been violated; and provided, further, that no violation of this provision shall be deemed to have occurred by reason of the indirect acquisition of Beneficial Ownership of securities resulting from (x) investments in investment funds as to which no Investor or Affiliate thereof has Control or power to Control with respect to voting or investment decisions or (y) acquisitions of securities by a limited partner in any Investor or Affiliates thereof as to which limited partner the Investor or its Affiliates has Control or power to Control;

          (ii) make or cause to be made any proposal for a Reorganization Transaction;

          (iii) form, join or in any way participate in a Group with respect to any securities of the Company or its Affiliates, other than with Investor Partners or their Affiliates;

          (iv) make, or in any way cause or participate in, any "solicitation" (other than solicitations of Investor or Affiliates of Investor) of "proxies" to vote (as those terms are defined in Regulation 14A under the Exchange Act) with respect to the Company or its Affiliates, or communicate with, seek to advise, encourage or influence any Person, in any manner, with respect to the voting of, securities of the Company or its Affiliates, or become a "participant" in any "election contest" (as those terms are defined or used in Rule 14a-11 under the Exchange Act) with respect to the Company or its Affiliates (other than non-public communications which would not require public disclosure by any Person or solicitation of proxies in support of the election of Investor Designees or other persons nominated by the Board of Directors in accordance with Section 3.1 hereof in circumstances in which a third party is soliciting parties for the election of nominees not nominated by the Board of Directors);

          (v) initiate, propose or, except with the prior approval of a majority of the Unaffiliated Directors (which approval is requested in a manner which does not require disclosure publicly or to any third parties), otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to the Company or its Affiliates or induce or attempt to induce any other Person to initiate any stockholder proposal or seek election to or seek to place a representative on the Board of Directors of the Company (except pursuant to Section 3.1 of this Agreement) or its Affiliates or seek the removal of any member of the Board of Directors of the Company or its Affiliates (for this purpose, the actions of the Investor Designees in communicating (without public disclosure or disclosure to third parties) with the Board of Directors in their capacity as directors of the Company, and non-public communication which would not require public disclosure by any Person, shall not be deemed to be in contravention of this paragraph (v));

          (vi) in any manner, agree, attempt, seek or propose (other than making any request for permission with respect thereto which would not require disclosure publicly or to any third party) to deposit any securities of the Company or its Affiliates in any voting trust or similar arrangement or to subject any securities of the Company or its Affiliates to any other voting or proxy agreement, arrangement or understanding (other than any such agreements or understandings with other Investor Partners or their Affiliates) provided, however, that Investor and its Affiliates may enter into such voting trusts, agreements, arrangements or understandings for the purpose of a monetization of all or part of the securities of the Company Beneficially Owned by Investor or its Affiliates;

          (vii) offer, sell or transfer any Voting Securities or rights to receive Voting Securities except for Dispositions in accordance with
     Article 4;

          (viii) other than as required by law, disclose any intention, plan or arrangement, or make any public announcement (or request permission to make any such announcement other than making any request for permission which would not require disclosure publicly or to any third party), or induce any other Person to take any action, inconsistent with the foregoing clauses (a)(i), (iii), (iv), (v) and (vi);

          (ix) other than as required by law, disclose any intention, plan or arrangement, or make any public announcement (or request permission to make any such announcement other than making any request for permission which would not require disclosure publicly or to any third party), or induce any other Person to take any action, inconsistent with the foregoing clauses
     (a)(ii) and (vii);

          (x) enter into any negotiations, arrangements or understandings with any third party with respect to any of the foregoing;

          (xi) advise, assist or encourage or finance (or assist or arrange financing to or for) any other Person in connection with any of the foregoing; or

          (xii) otherwise act in concert with others, to seek to Control or influence the management, Board of Directors or policies of the Company or its Affiliates (for this purpose, the actions of the Investor Designees in their capacity as directors of the Company shall not be deemed to be in contravention of this paragraph (xii));

provided, that this Section 2.1 shall not restrict or inhibit the rights of an Investor to exercise its voting rights as a stockholder of the Company (subject to Section 3.2).

     (b) Affiliates of Investor who (i) are not Related Transferees of any Investor, (ii) are not in possession of any material non-public Information provided to Investor by the Company, its subsidiaries or representatives pursuant to Section 3.4 hereof or otherwise, and (iii) do not have voting or dispositive power over any shares of Series B Preferred Stock, any of the Notes or any Conversion Shares (such Affiliates being "Exempt Affiliates") shall not be subject to this Section 2.1.

     (c) The Company also agrees that the Lehman Parent Entities and their Affiliates (other than (i) the Investor and (ii) Affiliates of the Investor to the extent that such Affiliates are not also either the Lehman Parent Entities or Affiliates of the Lehman Parent Entities) shall be deemed Exempt Affiliates, provided, however that no such person will be deemed an Exempt Affiliate (x) if any person involved in making the decision to enter into any transaction or take any action that is prohibited during the Standstill Period was, at the time of such decision, in possession of any material non-public Information provided to Investor by the Company, its subsidiaries or representatives pursuant to Section
3.4 hereof or otherwise, (y) with respect to any action or transaction by such person involving the Note, the Series B Preferred Stock, or any Conversion Shares or (z) if such person is a Related Transferee.

     (d) Except as expressly set forth herein or in any other Documents, or as otherwise agreed to by the Company, the Investor agrees that it will, and will cause all of the entities comprising the Investor and the principals and all Affiliates of such entities comprising the Investor (other than Lehman Parent Entities and their Affiliates (and their successors and assigns), but excluding any non Lehman Parent Entities-affiliated Investor Partners), to (i) maintain Investor in the role of a passive investor in the Company so as not to, directly or indirectly, assert active involvement in the day-to-day management or operations of the Company, (ii) not, directly or indirectly, utilize any corporate or business tradename of the Company (including, without limitation, in press releases, publications or interviews); provided, however, that nothing in the foregoing clauses (i)-(ii) shall restrict (1) Investor and their designees on the Board of Directors of the Company from engaging in the usual and customary actions to be taken by members of boards of directors of public companies in carrying out the fiduciary duties that such directors owe to shareholders of a public company, (2) such Persons from carrying out their respective duties as member(s) of any committees of the Board of Directors of the Company, or (3) Investor or any of the entities comprising Investor from disclosing in press releases, publications or interviews any information (a) required by law, (b) reasonably necessary and appropriate in the ordinary course of business to describe the investment or interests of such Person on the Company or (c) reasonably consistent with ordinary, prudent and customary business practices within the hospitality industry.

     SECTION 2.2. EARLY TERMINATION OF STANDSTILL. The obligations of Investor under Section 2.1 may, at the sole option of the Investor, which option shall be exercised by prior written notice delivered to the Company, terminate early upon the occurrence of any of the following events:

     (a) At least $1,500,000 in indebtedness for monies borrowed by the Company or its subsidiaries shall have been accelerated and payment therefor shall not have been made within 20 days after such acceleration, and the Company shall not in good faith be contesting whether such amount is owed.

     (b) A final judgment or judgments (not subject to appeal) for the payment of money shall have been entered against the Company or its subsidiaries in an aggregate amount in excess of $1,500,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) or indemnification) by a court or courts of competent jurisdiction, which judgments remain unsatisfied, undischarged, unstayed or unbonded for a period of 45 days after the entry of such judgment or judgments.

     (c) The Company shall file a petition in bankruptcy or for reorganization or for an arrangement or any composition, readjustment, liquidation, dissolution or similar relief pursuant to Title 11 of the United States Code or under any similar present or future federal law or the law of any other jurisdiction or shall be adjudicated a bankrupt or insolvent, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for all or any substantial part of its property, or shall make a general assignment for the benefit of its creditors.

     (d) A petition or answer shall be filed proposing the adjudication of the Company as bankrupt or its reorganization or arrangement, or any composition, readjustment, liquidation, dissolution or similar relief with respect to it pursuant to Title 11 of the United States Code or under any similar present or future federal law or the law of any other jurisdiction, and the Company shall consent to or acquiesce in the filing thereof, or such petition or answer shall not be discharged or denied within 60 days after the filing thereof.

     (e) The Company shall be in material breach of its obligations to Investor under the Registration Rights Agreement and such breach shall not have been cured within 20 days after receipt by the Company from Investor of a written notice specifying such breach and requiring it to be remedied, and the Company shall not in good faith be contesting whether such breach has occurred.

     (f) If (i) the Company shall, in breach of its obligations under this Agreement, fail to nominate for election to the Board of Directors any Investor Designee who satisfies the requirements for designation to the Board of Directors set forth in Section 3.1(d), (ii) the Company shall otherwise be in material breach of any of its obligations under Section 3.3 hereof and such breach shall not have been cured within 20 days after receipt by the Company from the Investor of a written notice specifying such breach and requiring it to be remedied, or (iii) the applicable number of Investor Designees shall not be elected or appointed to serve on the Board or Directors.

     (g) The public announcement by or on behalf of any Person or Group (other than the Investor and its Affiliates) of the commencement of an offer to acquire Beneficial Ownership of outstanding shares of Common Stock such that after such acquisition such Person or Group would Beneficially Own more than 25% of the outstanding shares of Voting Stock (an "Offer"), but only if (A) the Company has not, within 10 business days after announcement of such Offer (or such longer period as may then be permitted under applicable law for the Company's initial recommendation with respect to such Offer), publicly recommended that such Offer not be accepted, or (B) all of the material conditions to such Offer relating to the elimination or satisfaction of the material defensive provisions established by the Company, including any rights plan or similar defensive provision of the Company, have been satisfied or waived.

     (h) The receipt by the Company of a bona fide proposal relating to a Reorganization Transaction from any Person or Group (other than the Investor and its Affiliates) reasonably expected to have the financial resources to complete the Reorganization Transaction, but only if the Company has not, within 20 days after receipt of such proposal, rejected such proposal.

     (i) The public announcement by or on behalf of any Person or Group (other than the Investor and its Affiliates) of the commencement of a bona fide proxy or consent solicitation subject to Section 14 of the Exchange Act (or any successor provision) to elect or remove a majority of the directors of Company which is not, within 10 business days after the announcement of such proxy or consent solicitation (or such longer period as may then be permitted under applicable law for the Company's initial recommendation with respect to such solicitation if such a period is specified), publicly opposed by the Company's Board of Directors and which would, if successful, result in a change in the composition of a majority of the Board of Directors of the Company.

     (j) The acceptance or approval by the Company of a proposal relating to a Reorganization Transaction or recommendation by the Company that an Offer be accepted.

     (k) The execution of a definitive agreement with any Person or Group (other than the Investor or its Affiliates) to acquire Voting Securities from the Company such that, as a result of such acquisition such Person or Group would Beneficially Own more than 25% of the shares of the Common Stock then issued and outstanding.

     (l) The Company shall be in default in respect of the payment of interest on the Note or dividends on the Series B Preferred Stock and such default has not been cured within 30 days.

     (m) The Company shall not have made any of the capital contributions to the Joint Venture (as such term is defined in the Purchase Agreement) as required by the partnership agreement relating thereto.

     The Company shall provide the Investor with prompt written notice of the occurrence of any of the events set forth in (i) this Section 2.2, or (ii) the receipt by the Company of a proposal for a Reorganization Transaction from any Person or Group (such notice to be provided within 10 days after receipt thereof, but without disclosing the terms thereof or the identity of such Person or Group).

     SECTION 2.3. MODIFICATION UPON SUBSEQUENT AGREEMENT. If (a) the Company enters into any agreement, understanding or arrangement with any other Person or Group who has made a proposal for a Reorganization Transaction or the acquisition of the Acquiror Percentage or more (or owns the Acquiror Percentage or more) of any class of equity securities of the Company (each a "Future Major Investor") relating to the Company's obligation, whether absolute, contingent, current or future, to support or cause the nomination of one or more Persons to the Board of Directors at the request of the Future Major Investor, and (b) such agreement, understanding or arrangement contains any terms with respect to the matters covered by this Article 2 that are more favorable to the Future Major Investor than those provided to the Investor hereunder, then this Article 2 shall be automatically modified to include the more favorable terms and thereby provide the Investor with rights at least as favorable and obligations no more burdensome as those given to the Future Major Investor. The "Acquiror Percentage" means (i) 10% in the case of a Person or Group who would, following such acquisition, be required to file an information statement on Schedule 13G pursuant to Rules under the Exchange Act, and (ii) 5% in the case of a Person or Group who would, following such acquisition, be required to file an information statement on Schedule 13D pursuant to Rules under the Exchange Act.

                                   ARTICLE 3

                        Board Representation and Voting

     SECTION 3.1. BOARD REPRESENTATION. (a) The Company agrees to the provisions set forth in Section 3(b) of the Articles Supplementary relating to the Series B Preferred Stock as if such provisions were included herein so long as shares of Series B Preferred Stock are outstanding. After both (i) the earliest to occur of (A) such time that there are no shares of Class B Common Stock outstanding, (B) such time that there are no shares of Class C Common Stock outstanding, (C) September 30, 2003, and (D) such other time as the number of Directors of the Company otherwise may be validly fixed by a resolution adopted by the Board of Directors and (ii) the end of the Investor Designee Period, the Board of Directors shall consist of no more than eleven directors.

     During the Investor Designee Period, the Investor shall be entitled to nominate Investor Designees who shall serve on one-half of the seats on each committee of the Board of Directors other than any committee formed for the purpose of considering matters relating to the Investor provided, however, that if the Applicable Number is less than one-half of the number of seats on any committee of the Board of Directors, then the Investor shall be entitled to nominate Investor Designees only to the Applicable Number of seats on such committee.

     (b) Immediately following the Closing, the Company will cause the five persons designated by the Investor to be elected or appointed to the Board of Directors to serve as the Series B Preferred Directors and as the Investor Designees pursuant to this Agreement and shall take all action required to cause the election or appointment to the Board of Directors of the Investor Designees nominated by the Company, as contemplated by the next sentence. At all times until the Investor and its Related Transferees both (i) no longer Beneficially Own at least 5% of the Total Voting Power and (ii) no longer Beneficially Own shares of Series B Preferred Stock and Notes which have an aggregate liquidation preference or outstanding principal amount of at least 10% of the Original Investment Amount (the "Investor Designee Period"), the Company agrees, subject to Section 3.1(d), to support the nomination of, and the Company's Nominating Committee shall recommend to the Board of Directors the inclusion in the slate of nominees recommended by the Board of Directors to stockholders for election as directors at each annual meeting of stockholders of the Company: (i) the Applicable Number of Investor Designees (as defined in the next sentence) and
(ii) the number of other persons obtained by subtracting the Applicable Number of Investor Designees from eleven, each of whom is (A) recommended by the Nominating Committee and (B) not a partner, employee, director, officer, Affiliate or associate (as defined in Rule 12b-2 under the Exchange Act) of Investor or any Affiliate of Investor or as to which the Investor or its Affiliates own at least ten percent of the voting equity securities ("Unaffiliated Directors"). The "Applicable Number" of Investor Designees shall be (A) five Investor Designees so long as the Investor and Related Persons Beneficially Own Voting Securities representing at least 30% or more of the Total Voting Power (without taking into account any limitation on the conversion of such Voting Securities in determining such Beneficial Ownership or the number of shares issuable upon complete conversion) ("Shares"), (B) four Investor Designees, so long as the Investor and Related Persons Beneficially Own at least 20% or more but less than 30% of the Shares, (C) three Investor Designees, so long as the Investor and Related Persons Beneficially Own at least 10% or more but less than 20% of the Shares, and (D) one Investor Designee, so long as the Investor and Related Persons Beneficially Own at least 5% or more but less than 10% of the Shares (each a "Beneficial Ownership Threshold"). If, during the Investor Designee Period, any vacancy (whether by death, retirement, disqualification, removal from office or other cause, or by increase in number of directors) occurs prior to a meeting of the Company's stockholders, the Board
(i) shall appoint, subject to Section 3.1(d), a person designated by the Investor to fill a vacancy created by an Investor Designee ceasing to serve as a director (except as a result of the reduction of the number of Investor Designees entitled to be included on the Board of Directors by reason of a decrease in the Investor's Beneficial Ownership of Shares below any Beneficial Ownership Threshold), and (ii) may appoint a person who qualifies as an Unaffiliated Director and is recommended by the Nominating Committee pursuant to the procedures set forth in the following paragraph to fill a vacancy created by an Unaffiliated Director ceasing to serve as a director (provided, however, that in the case of a vacancy relating to an Unaffiliated Director, if a majority of the Nominating Committee is unable to recommend a replacement, then the Board seat with respect to this vacancy shall remain vacant), and each such person shall be an Investor Designee or Unaffiliated Director, as the case may be, for purposes of this Agreement.

     At all times during the Investor Designee Period, Unaffiliated Directors shall be designated exclusively by a majority of a nominating committee (the "Nominating Committee"), which shall at all times during the Investor Designee Period consist of not more than four persons, two (or such lesser number of Investor Designees as are then required to be included on the Board of Directors) of whom shall be Investor Designees and the remainder of whom shall be Unaffiliated Directors. If the Nominating Committee is unable to recommend one or more persons to serve as Unaffiliated Directors (except with respect to any vacancy created by an Unaffiliated Director ceasing to serve as such) for a period of 180 days from the date the Nominating Committee first meets to consider such recommendation, then upon, and only upon, the expiration of such 180-day period the Board of Directors may nominate and recommend for election by stockholders one or more persons to serve as such Unaffiliated Directors.

     At all times during the Investor Designee Period, the Board of Directors shall maintain in existence a "Compensation Committee" consisting of four directors of which two (or such lesser number of Investor Designees as are then required to be included on the Board of Directors) shall be Investor Designees. The Compensation Committee shall have the exclusive responsibility of administering the Company's stock option and incentive plans and of determining the compensation of executive officers of the Company.

     The foregoing provisions shall be effected pursuant to an amendment to the Company's Bylaws in a form reasonably acceptable to the parties to this Agreement, which shall not be further amended by the Board of Directors during the Investor Designee Period.

     (c) Upon any decrease in the Investor's Beneficial Ownership of Shares below any Beneficial Ownership Threshold, the Investor shall cause a number of Investor Designees to offer to immediately resign from the Company's Board of Directors such that the number of Investor Designees serving on the Board of Directors immediately thereafter will be equal to the number of Investor Designees which the Investor would then be entitled to designate under Section 3.1(b). Upon termination of the Investor Designee Period, the Investor shall promptly cause all of the Investor Designees to offer to resign immediately from the Board of Directors and any committees thereof and the Company's obligations under this Section 3.1 shall terminate.

     (d) Notwithstanding the provisions of this Section 3.1, the Investor shall not be entitled to designate any person to the Company's Board of Directors (or any committee thereof) in the event (i) that the Company receives a written opinion of its outside counsel that an Investor Designee would not be qualified under any applicable law, rule or regulation to serve as a director of the Company, (ii) if the Company objects to an Investor Designee because such Investor Designee has been involved in any of the events enumerated in Item 2(d) or (e) of Schedule 13D or such person is currently the target of an investigation by any governmental authority or agency relating to felonious criminal activity or is subject to any order, decree, or judgment of any court or agency prohibiting service as a director of any public company or providing investment or financial advisory services or (iii) such Investor Designee is an employee of a Lehman Parent Entity but is not an officer of such Lehman Parent Entity and, in any such event, the Investor shall withdraw the designation of such proposed Investor Designee and designate a replacement therefor (which replacement Investor Designee shall also be subject to the requirements of this Section). The Company shall use its reasonable best efforts to notify the Investor of any objection to an Investor Designee sufficiently in advance of the date on which proxy materials are mailed by the Company in connection with such election of directors to enable the Investor to propose a replacement Investor Designee in accordance with the terms of this Agreement.

     (e) Each Investor Designee serving on the Board of Directors shall be entitled to all compensation and stock incentives granted to directors who are not employees of the Company on the same terms provided to, and subject to the same limitations applicable to, such directors.

     (f) The Company shall obtain and cause to be maintained in effect, with financially sound insurers, a policy of directors' and officers' liability insurance in an amount and upon such terms as, from time to time, are reasonably and customary for a public company, after taking into account the size and nature of business of the Company.

     (g) The Charter or Bylaws, or both, shall to the fullest extent permitted by law provide for indemnification of, and advancement of expenses to, and limitation of the personal liability of, the directors of the Company or such other person or persons, if any, who, pursuant to a provision of such Certificate of Incorporation, exercise or perform any of the powers or duties otherwise conferred or imposed upon such directors, which provisions shall not be amended, repealed or otherwise modified in any manner adverse to the directors until at least six (6) years following the date that the Investor is no longer entitled to designate directors pursuant to this Section 3.1.

     (h) The parties acknowledge that Affiliates of the Investor and Investor Partners and their Affiliates have investments in other business similar to and which may compete with the Company's businesses ("Competing Businesses") and reserve the right to make additional investments in other Competing Businesses independent of their investments in the Company. By virtue of the Investor holding securities of the Company or by having persons designated by or affiliated with such Investor serving on the Board or any Subsidiary's Board of Directors (or the functional equivalent thereof in the case of non-corporate Subsidiaries) or otherwise, neither the Investor nor any of the Investor's Affiliates and Investor Partners and their Affiliates shall have any obligation to the Company, or any Subsidiary to refrain from competing with the Company or any Subsidiary, making investments in Competing Businesses, otherwise engaging in any commercial activity, and the Company and its Subsidiaries hereby waive any right which they otherwise would have with respect to any such investments or activities undertaken by Investor and Investor Partners and their Affiliates, provided that nothing herein will affect the Company's rights under Section 3.5. Without limitation of the foregoing, the Investor or any of the Investor's

Affiliates and Investor Partners and their Affiliates may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Company or any Subsidiary, and none of the Company, nor any Subsidiary shall have any rights or expectancy by virtue of Investor's relationships with the Company, any Subsidiary, this Agreement or otherwise in and to such independent ventures or the income of profits derived therefrom; and the pursuit of any such venture, even if such investment is in a Competing Business, shall not be deemed wrongful or improper, provided that nothing herein will affect the Company's rights under Section 3.5. Neither the Investor nor any of its Affiliates and Investor Partners and their Affiliates shall be obligated to present any particular investment opportunity to the Company or any Subsidiary even if such opportunity is of a character that, if presented to the Company or a Subsidiary, could be taken by the Company or such Subsidiary, and the Investor and its Affiliates and Investor Partners and their Affiliates shall continue to have the right to take for their own respective account or to recommend to others any such particular investment opportunity.

     (i) The Company shall pay all reasonable travel expenses and other out-of-pocket disbursements incurred by the directors to attend meetings of the Board, of any Subsidiary board of directors or of any committees thereof in accordance with the procedures from time to time in effect for Unaffiliated Directors.

     SECTION 3.2. VOTING. (a) Investor agrees that during the Standstill Period Investor shall be present in person or represented by proxy, at all meetings of stockholders of the Company so that all Conversion Shares Beneficially Owned by Investor and entitled to vote at that meeting shall be counted for the purpose of determining the presence of a quorum at such meetings. Investor agrees that during the Standstill Period:

          (i) In connection with the election of directors of the Company, Investor shall vote or cause to be voted all Conversion Shares Beneficially Owned by such Investor to elect those individuals nominated in accordance with the provisions of Section 3.1.

          (ii) In connection with other proposals submitted to stockholders of the Company, Investor shall be free to vote or cause to be voted, or consent with respect to, all Voting Securities Beneficially Owned by such Investor in its discretion.

     SECTION 3.3. REQUIRED BOARD APPROVAL. In addition to any other required vote of the Board of Directors, the Company agrees that until the later of (i) the expiration or termination of the Standstill Period, (ii) if the Standstill Period is terminated by reason of the occurrence of any of the events specified in Section 2.2(a) through (f) or Section 2.2(l), the fourth anniversary of the Closing and (iii) such time as the Investor and its Affiliates no longer Beneficially Own securities of the Company having an aggregate principal amount, liquidation preference or Fair Market Value, as the case may be, of at least 51% of the Original Investment Amount, each of the following actions also shall require the affirmative vote of at least a majority of the Investor Designees:

     (a) except for any transaction or series of transactions involving only wholly-owned subsidiaries of the Company, (i) consolidate or merge into or with any other Person, or (ii) enter into any other Reorganization Transaction (or any transaction constituting a Change in Control, as such term is defined in the Notes);

     (b) voluntarily liquidate, dissolve or wind up;

     (c) purchase, acquire or obtain any capital stock or other proprietary interest, directly or indirectly, in any other entity, except for (i) any transaction or series of transactions involving only wholly-owned subsidiaries of the Company as of the date hereof, or (ii) the purchase of all or substantially all of the capital stock or other proprietary interest of other entities for an aggregate purchase price, including without limitation, any liabilities of the acquired entities, of less than the Threshold Amount;

     (d) purchase, acquire or obtain assets of any third party in an aggregate amount (as to the Company and all of its subsidiaries), including without limitation, any liabilities of the acquired entities, in excess of the Threshold Amount;

     (e) make or commit to make capital expenditures which exceed the amount set forth in the Budget by more than the Threshold Amount;

     (f) sell, transfer or otherwise dispose of any equity interest of the Company or any of its subsidiaries, except for transactions involving only wholly-owned subsidiaries of the Company which either (i) is in excess of the Threshold Amount, or (ii) relates to the Joint Venture;

     (g) enter into or commit to enter into any joint ventures or any partnerships, establish any non-wholly-owned subsidiaries or form any joint venture (other than the Joint Venture) either (i) in excess of the Threshold Amount, or (ii) in activity or business competitive with the Joint Venture;

     (h) sell, lease, transfer or otherwise dispose of any assets of the Company or any of its subsidiaries in excess of the Threshold Amount;

     (i) create, incur, assume or suffer to exist any indebtedness for borrowed money (including any capital leases) of the Company or any of its subsidiaries at any one time outstanding in excess of the Threshold Amount;

     (j) redeem the Rights issued pursuant to the Shareholder Rights Agreement, dated as of July 8, 1999, between the Company and American Stock Transfer and Trust Company, as Rights Agent (the "Rights Agreement") or any successor agreement thereto or otherwise render the Rights Agreement inapplicable to any person who would otherwise be an "Acquiring Person" as defined in the Rights Agreement, except, in either case, (i) for any conversion of the Notes or the Series B Preferred Stock into Common Stock or any Disposition by the Investor permitted by this Agreement, (ii) in connection with a transaction approved or recommended by unanimous vote of the Board members present and voting thereon (in all events including at least a majority of the Investor Designees as are then required to be included on the Board of Directors), and (iii) as reasonably determined by the Board to be required by law or the requirements of a National Securities Exchange;

     (k) pay, or set aside any sums for the payment of, any dividends, or make any distribution on, any shares of its common stock or redeem, repurchase or otherwise acquire any outstanding shares of its common stock or any other of its outstanding securities (other than indebtedness at maturity in accordance with the terms thereof);

     (l) issue, sell or amend the rights of any capital stock or other securities of the Company or any of its subsidiaries except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; (ii) in connection with the issuance of Common Stock upon conversion of the Notes or Series B Preferred Stock or otherwise in accordance with the provisions of the Notes and the Series B Preferred Stock;
(iii) for the issuance of shares of Common Stock or the issuance of options to purchase Common Stock approved by the Compensation Committee to employees, advisors, consultants or outside directors of the Company directly or pursuant to an employee benefit plan of the Company; and (iv) acquisitions and other transactions permitted under other provisions of this Section 3.3;

     (m) change the Company's independent public accountants (unless the Audit Committee shall determine that they are no longer "independent" within the meaning of Independence Standards Board Standard No. 1) or, other than as provided by Section 5.13, retain a financial advisor to the Company in connection with a merger, consolidation, recapitalization, an acquisition or divestiture involving or expected (in the opinion of the Board) to involve, gross proceeds in excess of the Threshold Amount or a public offering of securities;

     (n) become a party to any agreement which by its terms restricts the Company's performance of the terms of the Purchase Agreement, the Registration Rights Agreement, the Notes, the Series B Preferred Stock or this Agreement (together, the "Documents");

     (o) grant any registration rights in respect of securities of the Company which have an aggregate value, in any year ending on the anniversary of the date of this Agreement, greater than the lesser of (i) the Threshold Amount and (ii) 5% of the market capitalization of the Company that would be inconsistent with the rights granted to the holders of Registrable Securities under the Registration Rights Agreement or otherwise conflict with or violate the provisions thereof;

     (p) amend, modify or waive the Charter, the Notes or the Bylaws in any manner which adversely affects the rights of any of the Investors thereunder, including, without limitation, any change in the number of directors comprising the Board, or become a party to any agreement which conflicts in any material respect with the Documents; and

     (q) enter into any transaction (except (i) as expressly permitted by this Agreement or the Purchase Agreement or (ii) relating to compensation of executive officers as determined by the Compensation Committee) with any "affiliate" or "associate" (as such terms are defined under Rule 12b-2 under the Exchange Act) of the Company or any stockholder of the Company (other than the Investor or its Affiliates).

     For the purposes of this section the term "Threshold Amount" shall mean,
(a) with respect to any individual transaction, action or instance, the amount of $2,000,000 at any time prior to the first anniversary of the Closing, which amount shall increase by $1,000,000 from the amount then in effect on each anniversary of the Closing if the Company EBITDA (as defined below) is greater than or equal to the EBITDA Target (as defined below) for such anniversary, (b) provided that (i) if the Company EBITDA for such anniversary is less than the EBITDA Target for such anniversary, the Threshold Amount shall be the increased Threshold Amount that would otherwise apply pursuant to clause (a) above multiplied by the Company EBITDA for such anniversary divided by the EBITDA Target for such anniversary, and (ii) the Threshold Amount shall not exceed $5,000,000, and further provided, however, that all such transactions subject to this limitation shall not, in the aggregate for any year ending on an anniversary of the Closing, exceed the lesser of (x) two times the amount applicable to any individual transaction, action or instance during such period and (y) $10,000,000.

     "Company EBITDA" for any anniversary of the date of the Closing shall mean the EBITDA of the Company for the prior calendar year, including earnings attributable to management agreements with respect to hotels owned directly or indirectly by CGLH-IHC Fund I, L.P.

     The "EBITDA Target" shall mean the EBITDA of the Company for calendar year 2000 adjusted for the revenues and expenses, including minority interest, affected by the Wyndham Redemption Agreement as though such agreement had been in effect throughout the entire year, plus: (i) for the first anniversary of the date of the Closing, $10,000,000; (ii) for the second anniversary of the date of the Closing, $20,000,000; and (iii) for the third anniversary of the date of the Closing, $30,000,000.

     SECTION 3.4 NOTICES OF DISPOSITIONS OF VOTING SECURITIES. Not later than the tenth day following the end of any calendar month during the Standstill Period in which one or more Dispositions of Voting Securities by Investor or any of its Affiliates shall have occurred, Investor shall give written notice of all such Dispositions by Investor, and shall use its reasonable best efforts to cause its Affiliates to give written notice of all such Dispositions by its Affiliates, to the Company unless any such Disposition has been reflected in a public filing that was delivered to the Company on or in advance of the date upon which notice thereof under this Section 3.4 would have been due. Such notice shall state the date upon which each such Disposition was effected, the number and type of Voting Securities involved in each such Disposition, the means by which each such Disposition was effected and, to the extent known, the identity of the Person acquiring Voting Securities.

     SECTION 3.5. ACCESS TO INFORMATION. The Company will provide Investor during normal business hours upon reasonable prior notice with (i) access to the books and records of the Company and information relating to the Company, its properties, operations, financial condition and affairs (together with the reports specified in the following sentence, the "Information") and (ii) the opportunity to consult with management of the Company, at least once each month, regarding the Company, its properties, operations, finances and affairs, in the case of each of clauses (i) and (ii), in accordance with and subject to the limitations in Section 5.4 of the Purchase Agreement. The Company will provide Investor, on a timely basis, with the financial and other information required to be delivered to the Purchaser pursuant to Section 5.4 of the Purchase Agreement. Certain of the parties who may hold partnership interests in Investor may request the Information and consultation rights provided herein to enable the securities held by such person to qualify as a "venture capital investment" as to which such persons have "management rights," in each case as such terms are defined in Department of Labor Regulation Section 2510.3-101(d) in which event the Company shall provide such access; provided, however, that nothing herein shall require the Company to furnish such person with more than rights of access to Information and consultation provided herein regardless of whether such rights are sufficient for such person to comply with venture capital operating company requirements. In furtherance of the foregoing, and in addition to the rights of Investor Designees under Section 3.3 for so long as the Investor Beneficially Owns any of the Notes, shares of Series B Preferred Stock or Conversion Shares, the Company agrees to inform the Investor in advance of any corporate actions which the Company considers to be major or significant, including, without limitation, extraordinary dividends, mergers, acquisitions or dispositions of significant assets, issuances of significant amounts of debt or equity, the signing, acquisition or termination of any hotel management contract, and material amendments to the Charter or Bylaws of the Company, and (subject to the limitations specified in the proviso in the preceding sentence) to provide the Investor with the opportunity to consult with management of the Company with respect to such matters. The Investor and such other persons exercising rights under this Section agree to hold in strict confidence all nonpublic Information furnished to them and to use all Information only in connection with the management of their investment in the Company, except that they may disclose any information that (i) is or becomes generally available to the public other than as a result of disclosure by them, and (ii) is or becomes available to them from a source other than the Company; provided, however, that, to their knowledge, the source is not bound by a confidentiality obligation with the Company in respect thereof. If any person is required by a court or administrative agency to disclose any of the nonpublic Information, such person shall promptly notify the Company of such requirement so that the Company may at its own expense oppose such requirement or seek a protective order and request confidential treatment of such Information. It is agreed that if such person is nonetheless compelled to disclose the Information, the Investor may disclose such portion of the Information which is legally required without liability hereunder. In any event, such person will not oppose action by the Company to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Information. Nothing herein shall permit any such person to disclose material non-public Information to permit such person to purchase or sell securities of the Company in compliance with the federal securities laws. The Investor hereby acknowledges that it is aware, and that such other persons, and the officers, partners, directors, employees, representatives and agents of such other persons and the Investor, have been, or will be prior to receiving Information, advised by the Investor that applicable securities laws may prohibit any person who has material, non-public information from purchasing or selling securities of the Company or from communicating the information to any other person or entity.

                                   ARTICLE 4

                             Transfer Restrictions

     SECTION 4.1. RESTRICTIONS ON DISPOSITIONS. During the Standstill Period, Investor shall not directly or indirectly, sell, assign, donate, transfer, pledge, hypothecate, grant any option with respect to or otherwise dispose of any interest in (or enter into an agreement or understanding with respect to the foregoing) any Voting Securities acquired pursuant to the Purchase Agreement or upon conversion of such securities (a "Disposition"), except as set forth below in this Section 4.1.

     Dispositions may be effected by an Investor during the Standstill Period as follows:

     (a) No Dispositions of any nature may be made prior to the date that is six months after the Closing, except pursuant to Sections 4.1(e) and (f).

     (b) After six months after the Closing, Dispositions of Voting Securities may be made at any time in compliance with the Registration Rights Agreement.

     (c) After six months after the Closing, Dispositions of Voting Securities may be made pursuant to sales effected in accordance with Rule 144 under the Securities Act; provided that such Dispositions shall not be made to any Person who or which would immediately thereafter, to the knowledge of Investor, any of its Affiliates, or Investor's broker, Beneficially Own Voting Securities representing more than the Maximum Ownership.

     (d) After six months after the Closing, Dispositions may be made to any Person (other than pursuant to a Reorganization Transaction) that would, following such Disposition, Beneficially Own no more than the Maximum Ownership.

     (e) Dispositions may be made pursuant to a merger transaction or other business combination or a tender offer for outstanding shares of Common Stock which is recommended to the stockholders of the Company generally by at least a majority of the entire Board of Directors.

     (f) Dispositions may be made by Investor to (i) any holder of partnership or other ownership interests in Investor or (ii) any other Person (provided, that, in respect of any such disposition to any other Person before the second anniversary of the date hereof, the Company must consent in writing to such disposition, such consent not to be unreasonably withheld) that, in either case, executes an instrument in form and substance satisfactory to the Company in which it makes the representations and warranties set forth in Section 1.3(b) as of the date of the execution of such instrument and agrees to be bound by the terms of this Agreement as if an original signatory to this Agreement (each such transferee, a "Related Transferee"), in which case such Related Transferee shall thereafter be an "Investor" for all purposes of this Agreement.

     (g) With respect to Voting Securities which are, by their terms, convertible into or exercisable or exchangeable for other Voting Securities such conversion, exercise or exchange shall not be deemed a Disposition. Without limiting the foregoing, the Company acknowledges that the conversion of the Note or shares of Series B Preferred Stock into Conversion Shares shall not be a Disposition.

     As used herein, the term "Maximum Ownership" shall mean 20% of the Total Voting Power in the case of a Person who is eligible to report such ownership on
Schedule 13G under the Exchange Act and 12.5% of the Total Voting Power in the case of any other Person.

     SECTION 4.2. RIGHTS AGREEMENT. The Company represents that it has amended its Rights Agreement to permit the Dispositions permitted by this Agreement such that the acquisition of the Maximum Ownership by any transferee shall not result in such transferee becoming an Acquiring Person as defined in the Rights Agreement. The Company agrees that it shall not adopt any amendment to the Rights Agreement inconsistent with the foregoing.

                                   ARTICLE 5

                                 Miscellaneous

     SECTION 5.1. NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, fax or air courier guaranteeing delivery:

     (a)  If to the Company, to:

               Interstate Hotels Corporation
               680 Andersen Drive, Foster Plaza Ten
               Pittsburgh, Pennsylvania 15220
               Attn: General Counsel
               Fax: (412) 920-5733

          with a copy to:

               Jones, Day, Reavis & Pogue
               North Point,
               901 Lakeside Avenue
               Cleveland, Ohio 44114-1190
               Attn: Zachary Paris, Esq.
               Fax: (216) 759-0212

or to such other person or address as the Company shall furnish to Investor in writing;

     (b)  If to Investor, to:

               CGLH Partners I LP and CGLH Partners II LP
               c/o Lehman Brothers Holdings Inc.
               200 Vesey St
               12th Floor
               New York, New York 10285
               Attn: Joseph Flannery
               Fax: (212) 526-7006
         with a copy to:

                Continental Gencom Holdings
                3250 Mary Street
                Suite 500
                Miami, Florida 33133
                Attn: Mr. K. Alibhai and Mr. S. Weiser
                Fax: (305) 445-4255

         with a copy to:

                Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. 150 West Flagler Street
                Suite 2200
                Miami, Florida 33130
                Attn.: Richard E. Schatz, Esq.
                Fax: (305) 789-3395

         with a copy to:

                Fried, Frank, Harris, Shriver & Jacobson
                1 New York Plaza
                New York, New York 10004
                Attn: Jonathan Mechanic, Esq.
                Fax: (212) 859-8582

or to such other person or address as Investor shall furnish to the Company in writing.

     All such notices, requests, demands and other communications shall be deemed to have been duly given: at the time of delivery by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed domestically in the United States (and seven (7) Business Days if mailed internationally); when answered back, if telexed; when receipt acknowledged, if telecopied; and on the Business Day for which delivery is guaranteed, if timely delivered to an air courier guaranteeing such delivery.

     SECTION 5.2. LEGENDS. (a) If requested in writing by the Company, Investor shall present or cause to be presented promptly all certificates representing Voting Securities Beneficially Owned by Investor for the placement thereon of a legend substantially to the following effect, which legend will remain thereon so long as such legend is required under applicable securities laws:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH A REGISTRATION THEREUNDER OTHER THAN PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS AND DELIVERY TO INTERSTATE HOTELS CORPORATION OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THOSE LAWS."

     (b) Investor shall present or cause to be presented promptly all certificates representing Voting Securities Beneficially Owned by Investor, for the placement thereon of a legend substantially to the following effect, which legend will remain thereon during the Standstill Period as long as such Voting Securities are Beneficially Owned by Investor:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE
     PROVISIONS OF AN INVESTOR AGREEMENT, DATED AS OF AUGUST [                ],
     2000, BETWEEN INTERSTATE HOTELS CORPORATION ("INTERSTATE") AND THE PARTY NAMED THEREIN AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHER-

     WISE DISPOSED OF EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SAID AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF INTERSTATE."

     (c) The Company may enter a stop transfer order with the transfer agent or agents of Voting Securities against any Disposition not in compliance with the provisions of this Agreement.

     SECTION 5.3. ENFORCEMENT. Investor, on the one hand, and the Company, on the other hand, acknowledge and agree that irreparable injury to the other party would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable in damages. It is accordingly agreed that, in addition to any other remedies which may be available at law or in equity, each party hereto (the "Moving Party") shall be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms of this Agreement, and the other parties hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity. The parties further agree that no bond shall be required as a condition to the granting of any such relief.

     SECTION 5.4. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated hereby. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns; provided, however, that any amendment or waiver by the Company shall be made only with the prior approval of a majority of the directors of the Company other than Investor Designees.

     SECTION 5.5. SEVERABILITY. Whenever possible, each provision or portion of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law, rule or regulation in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision shall have been replaced with a provision which shall, to the maximum extent permissible under such applicable Law, rule or regulation, give effect to the intention of the parties as expressed in such invalid, illegal or unenforceable provision.

     SECTION 5.6. HEADINGS. Descriptive headings contained in the Agreement are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement.

     SECTION 5.7. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties, and each such executed counterpart will be an original instrument.

     SECTION 5.8. NO WAIVER. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     SECTION 5.9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Company and Investor, and to their respective successors and assigns other than, in the case of Investor, transferees that are not Related Transferees, including any successors to the Company or Investor or their businesses or assets as the result of any merger, consolidation, reorganization, transfer of assets or otherwise, and any subsequent successor thereto, without the execution or filing of any instrument or the performance of any act; provided that no party may assign this Agreement without the other party's prior written consent, except by the Investor to a Related Transferee as expressly provided in this Agreement (and that nothing herein restricts the transfer of any of the rights of Investor under the Registration Rights Agreement in accordance the terms of the Registration Rights Agreement).

     SECTION 5.10. GOVERNING LAW. This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of Maryland, without giving effect to the conflict of laws principles thereof.

     SECTION 5.11. FURTHER ASSURANCE. From time to time on and after the date of this Agreement, the Company and Investor, as the case may be, shall deliver or cause to be delivered to the other party hereto such further documents and instruments and shall do and cause to be done such further acts as the other parties hereto shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure that it is protected in acting hereunder.

     SECTION 5.12. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement, and any action for enforcement of any judgment in respect thereof shall be brought exclusively in the state or federal courts located in the State of Maryland, and, by execution and delivery of this Agreement, the Company and Investor each irrevocably consent to service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the Company or Investor at their respective addresses referred to in this Agreement. The Company and Investor each hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees, to the extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Agreement shall affect the right of any party hereto to serve process in any other manner permitted by law.

     SECTION 5.13. INVESTMENT BANKING SERVICES. Until the end of the Investor Designee Period, if the Company seeks to retain an investment bank or similar financial institution ("Financial Institution") other than one of the Lehman Parent Entities, the Company shall deliver written notice of such intended retention of another Financial Institution (the "Notice") to a Senior Vice President of the Principal Transactions Group of Lehman Brothers Holdings Inc ("Lehman Brothers"), setting forth the identity of such other Financial Institution, the nature of the engagement or Investment Banking Services sought and offered, a description (including timing) of the contemplated transaction(s), and the fees charged by, or payable to, such Financial Institution. For a period of fifteen days after the date that Lehman Brothers shall have received such notice, Lehman Brothers shall have the right to advise the Company that Lehman Brothers will perform such Investment Banking Services on the terms set forth in the notice; provided, however, that if the fees to be paid such Financial Institution are less than the market rate fees charged for the contemplated transaction, the fees payable to Lehman Brothers shall be the "market rate fees." The Partners agree, for the purposes of this Agreement, that listed on Exhibit A annexed hereto and made a part hereof are "market rate fees" for certain transactions. If Lehman Brothers declines the engagement set forth in the Notice, the Company may engage (i) the Financial Institution set forth in the Notice on the terms set forth therein or (ii) such other Financial Institution to provide the Investment Banking Services set forth in the Notice in connection with the contemplated transaction(s) described therein for fees not in excess of "market rate fees." Lehman Brothers shall be a third party beneficiary of this Section and shall have the right to enforce the terms of this Section to their fullest extent.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first referred to above.

    INTERSTATE HOTELS CORPORATION

     By:
        -------------------------------------------------------
     Name:
     Title:

    CGLH PARTNERS I LP

     By: MK/CG-GP LLC
         General Partner

         By: CG Interstate Associates, LLC
             a Managing Member

               By: Continental Gencom Holdings, LLC
                   its Sole Member

                    By:
                       ----------------------------------------
                       Name:
                       Title:

    By: LB INTERSTATE GP LLC
        General Partner

        By: PAMI LLC
            its Sole Member

               By:
                  ---------------------------------------------
                  Name:
                  Title:

    CGLH PARTNERS II LP

     By: MK/CG-GP LLC
         General Partner

         By: CG Interstate Associates, LLC
             a Managing Member

               By: Continental Gencom Holdings, LLC
                   its Sole Member

                    By:
                       ----------------------------------------
                       Name:
                       Title:

     By: LB INTERSTATE GP LLC
         General Partner

         By: PAMI LLC
             its Sole Member

               By:
                  ----------------------------------------------
                  Name:
                  Title:

                                                                       EXHIBIT A

                                MARKET RATE FEES

                                                                   GROSS SPREAD
                                                               (AS A PERCENTAGE OF
                                                               THE AGGREGATE VALUE
                        TRANSACTION                           OF THE TRANSACTION(S))
                        -----------                           ----------------------
Equity
  Common Stock..............................................           6.00%
  Preferred Stock...........................................           6.00%
  Convertible Debt..........................................           6.00%
Investment Grade Debt.......................................          0.625%

Non-Investment Grade Debt
  BB+ or higher rating......................................           2.25%
  BB rating.................................................           2.50%
  BB- rating................................................           2.75%
  B+ rating.................................................           3.00%
  B rating..................................................           3.25%
  B- or lower rating........................................           3.50%

Merger and Acquisition Advisory (1)
  Value between $0 and $50 million..........................           2.00%
  Value between $50 million and $250 million................           1.00%
  Value over $250 million...................................           0.75%

Commercial Mortgaged-Backed Securities
  Agented...................................................           2.00%
  Principal Transaction.....................................            N/A

---------------
(1) The M&A fee schedule accumulates (e.g. the fee for a $125 million transaction equals the sum of (a) $50 million * 2.00% and (b) $75 million* 1.00%).

                                                                      APPENDIX C

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT THEREUNDER AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF AN INVESTOR AGREEMENT BETWEEN INTERSTATE HOTELS CORPORATION AND CERTAIN INVESTORS NAMED THEREIN AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SAID AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF THE COMPANY.

                         INTERSTATE HOTELS CORPORATION

      8.75% CONVERTIBLE SUBORDINATED NOTE DUE [                    ], 2007

No. ______

$ ____________________                                        New York, New York

                                                         [               ], 2000

INTERSTATE HOTELS CORPORATION (the "Company"), a Maryland corporation, for value
received, hereby unconditionally promises to pay to                , or its
registered assigns, the principal amount of $          on
[                    ], 2007 (the "Due Date"), with interest payable on the
unpaid balance of such principal amount in accordance with the terms and conditions set forth below.

     SECTION 1. PAYMENT OF PRINCIPAL AND INTEREST ON THE NOTES.

     1.1. Payment of Principal. The entire unpaid principal balance of this Note (together with all Accrued Interest) shall be paid in full by the Company on the Due Date. Payment of all or any portion of the principal amount due hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

     1.2. Interest. The unpaid principal balance of this Note outstanding at any time shall accrue cumulative interest, at the rate per annum equal to 8.75% from the date hereof, until such unpaid balance shall become due and payable (whether at maturity or at a date fixed for redemption or by declaration or otherwise). Interest shall be paid by the Company (in cash or up to 25% by PIK Note as provided in Section 1.3) in arrears on each Interest Payment Date until this Note has been fully paid or converted as hereafter provided. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Interest shall accrue on a daily basis and compound quarterly on the Interest Payment Dates.

     1.3. Payment of Interest. The Company shall pay interest on this Note on each Interest Payment Date. Subject to Section 1.4, the Company shall pay the interest due hereunder in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts; provided, however, that the Company, at its sole option, may elect to pay up to 25% of interest then due and payable by "payment in kind" by the delivery to the Holder of an additional note (a "PIK Note") identical in all respects to this Note except (a) registered in the name of the Holder and (b) in the principal amount equal to the amount of interest then due and payable for which the PIK Note is being issued. As used in this Note, the term "Note" or "Notes" includes any PIK Note or PIK Notes executed and delivered by the Company in payment of interest.

     1.4. Default Interest. During the continuance of any Event of Default, the Company shall pay interest ("Default Interest") on the outstanding principal of, and any other amounts (other than interest), if any, due on this Note and (to the extent legally enforceable) on any overdue installment of interest, at the rate per annum equal to 10.75% (computed on the same basis as above) until such overdue amount is paid or until such Event of

Default is cured. Default Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay such Default Interest in cash on demand from time to time, and shall not have the option to pay Default Interest by issuance of a PIK Note.

     1.5. Home Office Payment. The Company will pay to the Purchaser or any transferee thereof all sums becoming due on this Note (including all sums which become due on this Note at the maturity hereof) which are made in coin or currency at the account/address to be specified by the Purchaser for such purpose by notice to the Company not less than three nor more than seven Business Days before such payment is due, by wire transfer of immediately available funds no later than 2:00 p.m. on the due date of such payment. Before selling or otherwise transferring this Note, the Holder will make a notation hereon of the aggregate amount of all payments of principal, if any, theretofore made, and of the date to which interest has been paid.

     1.6. Limitation on Interest. No provision of this Note shall require the payment or permit the collection of interest in excess of the maximum rate which is permitted by Law. If any such excess interest is provided for herein, or shall be adjudicated to be so provided for, then the Company shall not be obligated to pay such interest in excess of the maximum rate permitted by Law, and the right to demand payment of any such excess interest is hereby waived, any other provisions in this Note or in the Securities Purchase Agreement to the contrary notwithstanding.

     1.7. Securities Purchase Agreement. This Note is the Company's 8.75% Convertible Note due 2007 (the "Note", and collectively with any notes issued pursuant to the terms of this Note or the Securities Purchase Agreement, the "Notes") in the aggregate principal amount of $25,000,000 issued pursuant to a
Securities Purchase Agreement, dated as of August   , 2000 (the "Securities
Purchase Agreement"), among the Company and CGLH Partners I LP, a Delaware limited partnership and CGLH Partners II LP, a Delaware limited partnership (CGLH Partners I LP and CGLH Partners II LP together, the "Purchaser"), and is entitled to the benefits, and is subject to the terms and conditions thereof as if included herein.

     1.8. Deemed Ownership. The Company may deem and treat the person in whose name this Note is registered in the Note Register as the Holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, notwithstanding any notations of ownership or transfer hereon and notwithstanding that this Note is overdue, and the Company shall not be affected by any notice to the contrary until presentation of this Note for registration of transfer as provided in Section 4 of the Securities Purchase Agreement. This Note may be transferred or exchanged and, if lost, stolen, damaged or destroyed, this Note may be replaced, only in the manner and upon the conditions set forth in the Securities Purchase Agreement.

     1.9 Withholding. The Holder hereby authorizes the Company to withhold from or pay on behalf of or with respect to the Holder any amount of federal, state, local or foreign taxes that the Company reasonably determines it is required by law to withhold or pay with respect to any amount payable to the Holder pursuant to this Note. Any amount withheld or paid pursuant to the foregoing sentence shall be treated as having been paid to the Holder pursuant to this Note.

     SECTION 2.  COVENANTS.

     2.1 Covenants. So long as any of the Notes is outstanding the Company shall not, nor shall it permit any of its Subsidiaries to, without first obtaining the written consent or approval of at least the Required Holders:

     (a) except for any transaction or series of transactions involving only wholly-owned subsidiaries of the Company, (i) consolidate or merge into or with any other Person (except where the Company is the surviving entity), or (ii) enter into any other Reorganization Transaction or any transaction constituting a Change in Control;

     (b) become a party to any agreement which by its terms materially restricts the Company's performance of the terms of the Securities Purchase Agreement, the Registration Rights Agreement, the Notes, the Series B Preferred Stock or the Investor Agreement (together the "Transaction Documents");

     (c) grant any registration rights in respect of securities of the Company which have an aggregate value, in any year ending on the anniversary of the date of the Investor Agreement, greater than the lesser of (i) the Threshold Amount and (ii) 5% of the market capitalization of the Company that would be inconsistent with the rights granted to the holders of Registrable Securities under the Registration Rights Agreement or otherwise conflict with or violate the provisions thereof;

     (d) amend, modify or waive any provisions of the charter of the Company (the "Charter"), the Notes or the bylaws of the Company in any manner which adversely affects the rights of any of the Investors thereunder, including, without limitation, any change in the number of directors comprising the Board; and

     (e) except for the repurchase of Class C Common Stock or redemptions pursuant to the terms of the Series B Preferred Stock, redeem or purchase or otherwise acquire for consideration any securities of the Company unless the Company shall concurrently offer to redeem from the Holder such portion of this Note as such securities redeemed, purchased or acquired (on an as-converted basis) bear to the total of the then-outstanding securities of the Company (on an as-converted basis).

For the purposes of this Section 2 the term "Threshold Amount" shall mean, (a) with respect to any individual transaction, action or instance, the amount of $2,000,000 at any time prior to the first anniversary of the Closing, which amount shall increase by $1,000,000 from the amount then in effect on each anniversary of the Closing if the Company EBITDA (as defined below) is greater than or equal to the EBITDA Target (as defined below) for such anniversary, (b) provided that (i) if the Company EBITDA for such anniversary is less than the EBITDA Target for such anniversary, the Threshold Amount shall be the increased Threshold Amount that would otherwise apply pursuant to clause (a) above multiplied by the Company EBITDA for such anniversary divided by the EBITDA Target for such anniversary, and (ii) the Threshold Amount shall not exceed $5,000,000, and further provided, however, that all such transactions subject to this limitation shall not, in the aggregate for any year ending on an anniversary of the Closing, exceed the lesser of (x) two times the amount applicable to any individual transaction, action or instance during such period and (y) $10,000,000.

     "Company EBITDA" for any anniversary of the date of the Closing shall mean the EBITDA of the Company for the prior calendar year, including earnings attributable to management agreements with respect to hotels owned directly or indirectly by CGLH-IHC Fund I, L.P.

     The "EBITDA Target" shall mean the EBITDA of the Company for calendar year 2000 adjusted for the revenues and expenses, including minority interest, affected by the Wyndham Redemption Agreement as though such agreement had been in effect throughout the entire year, plus: (i) for the first anniversary of the date of the Closing, $10,000,000; (ii) for the second anniversary of the date of the Closing, $20,000,000; and (iii) for the third anniversary of the date of the Closing, $30,000,000.

     2.2 Further Covenants. For so long as both (x) any of the Notes is outstanding and (y) the later of (i) the expiration or termination of the Standstill Period, (ii) if the Standstill Period is terminated by reason of the occurrence of any of the events specified in Section 2.2(a) through (f) or
Section 2.2(l) of the Investor Agreement, the fourth anniversary of the Closing and (iii) such time as the Investor and its Affiliates no longer Beneficially Own securities of the Company having an aggregate principal amount, liquidation preference or Fair Market Value, as the case may be, of at least 51% of the Original Investment Amount, (such period, the "Covenant Period") the Company shall not, nor shall it permit any of its Subsidiaries to, without first obtaining the written consent or approval of at least the Required Holders:

     (a) voluntarily liquidate, dissolve or wind up;

     (b) purchase, acquire or obtain any capital stock or other proprietary interest, directly or indirectly, in any other entity, except for (i) any transaction or series of transactions involving only wholly-owned subsidiaries of the Company as of the date hereof, or (ii) the purchase of all or substantially all of the capital stock or other proprietary interest of other entities for an aggregate purchase price, including without limitation, any liabilities of the acquired entities, of less than the Threshold Amount;

     (c) purchase, acquire or obtain assets of any third party in an aggregate amount (as to the Company and all of its subsidiaries), including without limitation, any liabilities of the acquired entities, in excess of the Threshold Amount;

     (d) make or commit to make capital expenditures which exceed the amount set forth in the Budget by more than the Threshold Amount;

     (e) sell, transfer or otherwise dispose of any equity interest of the Company or any of its subsidiaries, except for transactions involving only wholly-owned subsidiaries of the Company which either (i) is in excess of the Threshold Amount, or (ii) relates to the Joint Venture;

     (f) enter into or commit to enter into any joint ventures or any partnerships, establish any non-wholly-owned subsidiaries or form any joint venture (other than the Joint Venture) either (i) in excess of the Threshold Amount, or (ii) in activity or business competitive with the Joint Venture;

     (g) sell, lease, transfer or otherwise dispose of any assets of the Company or any of its subsidiaries in excess of the Threshold Amount;

     (h) create, incur, assume or suffer to exist any indebtedness for borrowed money (including any capital leases) of the Company or any of its subsidiaries at any one time outstanding in excess of the Threshold Amount;

     (i) redeem the Rights issued pursuant to the Rights Plan or otherwise render the Rights Agreement inapplicable to any person who would otherwise be an "Acquiring Person" as defined in the Rights Plan, except, in either case, (i) for any conversion of the Notes or the Series B Preferred Stock into Class A Common Stock or any Disposition by the Investor permitted by the Investor Agreement, (ii) in connection with a transaction approved or recommended by unanimous vote of the Board members present and voting thereon (in all events including at least a majority of the Investor Designees as are then required to be included on the Board of Directors), and (iii) as reasonably determined by the Board to be required by law or the requirements of a National Securities Exchange;

     (j) pay, or set aside any sums for the payment of, any dividends, or make any distribution on, any shares of its Class A Common Stock or redeem, repurchase or otherwise acquire any outstanding shares of its Class A Common Stock or any other of its outstanding securities (other than indebtedness at maturity in accordance with the terms thereof);

     (k) issue, sell or amend the rights of any capital stock or other securities of the Company or any of its subsidiaries except for (i) dividends or other distributions payable on the Class A Common Stock solely in the form of additional shares of Class A Common Stock; (ii) in connection with the issuance of Class A Common Stock upon conversion of the Notes or Series B Preferred Stock or otherwise in accordance with the provisions of the Notes and the Series B Preferred Stock; (iii) for the issuance of shares of Class A Common Stock or the issuance of options to purchase Class A Common Stock approved by the Compensation Committee to employees, advisors, consultants or outside directors of the Company directly or pursuant to an employee benefit plan of the Company; and (iv) acquisitions and other transactions for which approval of the Required Holders is given under other provisions of this Section 2.1;

     (l) change the Company's independent public accountants (unless the Audit Committee shall determine that they are no longer "independent" within the meaning of Independence Standards Board Standard No. 1) or, other than as provided by Section 5.13 of the Investor Agreement, retain a financial advisor to the Company in connection with a merger, consolidation, recapitalization, an acquisition or divestiture involving or expected (in the opinion of the Board) to involve, gross proceeds in excess of the Threshold Amount or a public offering of securities;

     (m) enter into any transaction (except (i) as expressly permitted by the Investor Agreement or the Securities Purchase Agreement or (ii) relating to compensation of executive officers as determined by the Compensation Committee of the Board of Directors) with any Affiliate or Associate of the Company or any stockholder of the Company (other than the Investor or its Affiliates).

     2.3 Specific Enforcement. The Company agrees that irreparable injury would occur if the provisions of this Section 2 are breached and that such injury would not be adequately compensable in damages. Accordingly, the Company agrees that, in addition to any other remedies which may be available, Holders of the Note shall be entitled to specific enforcement of this Section.

     SECTION 3.  REDEMPTION OF NOTES.

     3.1 Mandatory Redemption Offer.

     (a) In the event there occurs a Change in Control, the Company shall offer to purchase from each Holder all of the Notes held by such Holder for an amount in cash equal to the greater of (i) the principal amount of the Notes held by such Holder plus Accrued Interest through the date of purchase, and (ii) the Fair Market Value (as defined below) of the cash, securities and other property that such Holder of the Notes would have received had it converted its Notes (including for such purposes any Notes issuable in respect of Accrued Interest) into shares of Common Stock immediately prior to such Change in Control, plus Accrued Interest payable in cash to the extent not otherwise reflected pursuant to the parenthetical phrase of this clause (ii), (the greater of (i) and (ii) above being referred to as the ("Change in Control Redemption Price"), in each case by delivery of a notice in accordance with Section 3.1(b). In the event of a Change in Control, each Holder of Notes shall have the right (but not the obligation) to require the Company to purchase any or all of the Notes held by such Holder for an amount in cash equal to the Change in Control Redemption Price. Each Holder of Notes shall also be permitted, until 20 Business Days following the date of the mailing to it of the Company's notice described in
Section 3.1(b)(i), to convert all, and not less than all, of the Notes held by such Holder (including Notes issuable to such Holder as Accrued Interest that have accelerated or will accelerate as a result of a Change in Control) pursuant to Section 4 below; provided that any shares of Common Stock issuable upon conversion of any Notes converted pursuant to this sentence after a Change in Control has occurred shall be entitled to receive the same amount of cash, securities and other property in connection with such Change in Control as the Common Stock outstanding prior to the Change in Control. In the event a Holder of Notes does not elect to have all of its Notes either (i) redeemed by the Company pursuant to this Section 3 or (ii) converted pursuant to Section 4 below, in each case in connection with a specific Change in Control event, then no interest shall be deemed to have been accelerated in connection with such Change in Control. In the event that any Holder does not elect to convert or redeem such Holder's Notes pursuant to the foregoing sentence, such Holder shall retain any rights it has to convert or redeem its Notes in connection with any subsequent Change in Control. "Fair Market Value" with respect to any securities shall be the Current Market Price thereof as of the close of business on the date of measurement. The Fair Market Value of any asset other than cash and securities shall be determined jointly and in good faith by the Company and the Required Noteholders. In the event any dispute between the Company and the Required Noteholders as to the Fair Market Value or Current Market Price (which dispute remains unresolved for 10 Business Days), such dispute shall be submitted for final determination to a mutually acceptable investment banking firm of national reputation familiar with the valuation of companies in the hospitality and lodging industry ("Investment Banking Firm"). In the event that the Company and the Required Noteholders cannot agree on a mutually acceptable Investment Banking Firm within 10 Business Days, the Company, on the one hand, and the Required Noteholders, on the other hand, shall each select one Investment Banking Firm, which two investment banking firms shall jointly make such determination within 20 business days after the date of such event, or, if such two Investment Banking Firms are unable to agree on such determination, the two Investment Banking Firms shall, by the end of the 20th business day after the date of such event, select a third Investment Banking Firm and notify such third Investment Banking Firm in writing (with a copy to the Company and the Holders) of their respective determinations of the Fair Market Value or Current Market Price following which such third Investment Banking Firm shall, within 15 business days after the date of its selection, notify the Company and the Holders in writing of its selection of one or the other of the two original determinations of the Fair Market Value or Current Market Price, which determination shall be final and binding on the Company and the Holders. The fees and expenses of any such determination shall be borne by the Company.

     (b) (i) Within five Business Days following an event giving a Holder of Notes the right, pursuant to Section 3.1(a), to require the Company to redeem all of such Notes, the Company shall give notice by mail to each Holder of Notes, at such Holder's address as it appears on the Note Register, of such event, which notice shall set forth each Holder's right to convert all, and not less than all of the Notes held by such Holder, or to require the Company to redeem all, but not less than all, of the Notes held by such Holder which are eligible for redemption pursuant to the terms of Section 3.1(a), the redemption date (which date shall be no more than 30 Business Days following the date of such mailed notice), and the procedures to be followed by such Holder in exercising its right to cause such redemption or effect such conversion. In the event a record Holder of Notes shall elect to require the Company to redeem all such Notes pursuant to Section 3.1(a), such Holder shall deliver, within 20 Business Days of the mailing to it of the Company's notice described in this Section 3.1(b)(i), a written notice to the Company so stating, specifying the principal amount of Notes to be redeemed pursuant to Section 3.1(a). The Company shall, in accordance with the terms hereof, redeem the principal amount of Notes so specified on the date fixed for redemption. Failure of the Company to give any notice required by this Section 3.1(b)(i), or the formal insufficiency of any such notice, shall not prejudice the rights of any Holders of Notes to cause the Company to redeem or to convert all such Notes held by them. Notwithstanding the foregoing, the Board of Directors of the Company may modify any offer pursuant to this Section 3.1(b)(i) to the extent necessary to comply with the Exchange Act and the rules and regulations thereunder.

     (ii) The Company shall publish the fact that it is redeeming, or offering to redeem, Notes through a nationally prominent newswire service on or before the date of mailing any notice of redemption or right of redemption. At any time after a notice of redemption shall have been mailed and before such date of redemption the Company may deposit for the benefit of the Holders of the Notes called for redemption the funds necessary for such redemption with a bank or trust company doing business in the Borough of Manhattan, the City of New York, and having a capital and surplus of at least $1,000,000,000. Any interest allowed on moneys so deposited shall be paid to the Company. Upon the deposit of such funds or, if no such deposit is made, upon the date fixed for redemption (unless the Company shall default in making payment of the appropriate redemption amount), whether or not Notes so called for redemption have been surrendered for cancellation, the Notes to be redeemed shall be deemed to be no longer outstanding and the Holders thereof shall cease to be Holders with respect to such Notes and shall have no rights with respect thereto, except for the rights to receive the amount payable upon redemption, but without interest, and, up to the close of business on the date immediately preceding the date fixed for such redemption, the right to convert such Notes pursuant to Section 4 hereof. Such deposit in trust shall be irrevocable except that any funds deposited by the Company which shall not be required for the redemption for which they were deposited because of the exercise of conversion rights shall be returned to the Company forthwith, and any funds deposited by the Company which are unclaimed at the end of one year from the date fixed for such redemption shall be paid over to the Company upon its request, and upon such repayment the Holders of the Notes so called for redemption shall look only to the Company for payment of the appropriate amount. Any such unclaimed amounts paid over to the Company shall, for a period of six years from the date fixed for such redemption, be set apart and held by the Company in trust for the benefit of the Holders of such Notes, but no such Holder shall be entitled to interest thereon. At the expiration of such six-year period, all right, title, interest and claim of such Holders in or to such unclaimed amounts shall be extinguished, terminated and discharged, and such unclaimed amounts shall become part of the general funds of the Company free of any claim of such Holders.

     SECTION 4.  CONVERSION OF NOTES.

     4.1. Holder's Option to Convert Notes into Common Stock.

     (a) This Note or any portion of the outstanding principal amount of such Note, including any Notes issued as PIK Notes under Section 1.3 of this Note, shall be convertible at the option of the Holder at any time after the Closing into a number of shares of Class A Common Stock, on the terms and conditions set forth in this Section 4.

     (b) Subject to the provisions for adjustment hereinafter set forth, each Note shall be convertible in the manner hereinafter set forth into a number of fully paid and nonassessable shares of Class A Common Stock equal to the product obtained by multiplying the Applicable Conversion Rate by the outstanding principal amount of this Note or portion thereof being converted. The "Applicable Conversion Rate" means the quotient obtained by dividing the Conversion Value on the date of conversion by the Conversion Price as adjusted pursuant to Section 4.1(c) on the date of conversion.

     (c) The Conversion Price shall be subject to adjustment from time to time as follows:

          (i) In case the Company shall at any time or from time to time after the original issuance of the Notes declare a dividend, or make a distribution, on the outstanding shares of Common Stock in either case, in shares of Common Stock, or effect a subdivision, combination, consolidation or reclassification of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then, and in each such case, the Conversion Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which is the number of shares of Common Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 4.1(c)(i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification, consolidation or combination, at the close of business on the day upon which such corporate action becomes effective.

          (ii) In case the Company shall issue (other than upon the exercise of options, rights or convertible securities) shares of Common Stock (or options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) at a price per share (or having an exercise or conversion price per share) less than the Current Market Price as of the Measurement Date, other than (x) in a transaction to which
     Section 1.3 applies, (y) pursuant to options or other securities under any employee or director benefit plan or program of the Company approved by the Board of Directors of the Company or shares of Common Stock issued upon the exercise thereof, (z) pursuant to the conversion of the Notes, the Series B Preferred Stock, or the Class B Common Stock or Class C Common Stock (the issuances under clauses (x), (y) and (z) being referred to as "Excluded Issuances"), then, and in each such case, the Conversion Price in effect immediately prior to the Measurement Date shall be reduced so as to be equal to an amount determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock of all classes outstanding at the close of business on the Measurement Date plus the number of shares of Common Stock (or the number of shares of Common Stock issuable upon the conversion, exchange or exercise of such options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) which the aggregate consideration receivable by the Company in connection with such issuance would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock of all classes outstanding at the close of business on the Measurement Date plus the number of shares of Common Stock (or the number of shares of Common Stock issuable upon the conversion, exchange or exercise of such options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) so issued. For purposes of this Section 4.1(c)(ii), the aggregate consideration receivable by the Company in connection with the issuance of shares of Common Stock or of options, rights, warrants or other convertible securities shall be deemed to be equal to the sum of the gross offering price (before deduction of customary underwriting discounts or commissions and expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon conversion or exercise of any such options, rights, warrants or other convertible securities into shares of Common Stock, less any original issue discount, premiums and other similar incentives which have the effect of reducing the effective price per share. For purposes of this Section 4.1(c)(ii), such adjustment shall become effective immediately prior to the opening of business on the Business Day immediately following the Measurement Date.

          (iii) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 0.1% of the Conversion Price; provided, that any adjustments which by reason of this Section 4.1(c)(iii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (d) In case of any capital reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by Section 4.1(c)(i)), or in case of any consolidation or merger of the Company with or into another Person, or in case of any sale or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each Note then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to the consummation of such Transaction, the kind and amount of shares of stock and other securities and property (including cash) receivable upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which such Note was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In any such case, if necessary, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 4 with respect to rights and interests thereafter of the Holders of Notes to the end that the provisions set forth herein for the protection of the conversion rights of the Notes shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the Notes remaining outstanding (with such adjustments in the Conversion Price and number of shares issuable upon conversion and such other adjustments in the provisions hereof as the Board of Directors shall determine in good faith to be appropriate). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 4 shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

     Notwithstanding anything contained herein to the contrary, the Company will not effect any Transaction unless, prior to the consummation thereof, the Surviving Person thereof, if other than the Company, shall assume, by written instrument mailed to each record Holder of Notes, at such Holder's address as it appears in the Note Register, the obligation to deliver to such Holder such cash, property and securities to which, in accordance with the foregoing provisions, such Holder is entitled. Nothing contained in this Section 4.1(d) shall limit the rights of Holders of the Notes to convert the Notes in connection with the Transaction or to exercise their rights to require the redemption of the Notes under Section 3.

     (e) Conversion of this Note may be effected by the Holder upon the surrender to the Company at the office of the Company designated for notices in accordance with Section 8.4 or at the office of any agent or agents of the Company, as may be designated by the Board of Directors, of this Note, accompanied by a written notice (a "Note Holder Conversion Notice") stating that such Holder elects to convert all or a specified portion of the outstanding principal amount of this Note in accordance with the provisions of this Section
4.1 and specifying the name or names in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued. In case the Holder's Note Holder Conversion Notice shall specify a name or names other than that of such Holder, such notice shall be accompanied by payment of all transfer Taxes payable upon the issuance of shares of Common Stock in such name or names that would not have been incurred had such shares of Common Stock been issued in the name of the Holder. Other than such Taxes, the Company will pay any and all issue and other Taxes, whether or not imposed on the Company (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Note pursuant hereto. As promptly as practicable, and in any event within five (5) Business Days after the surrender of such Note and, if applicable, the receipt of a Note Holder Conversion Notice relating thereto by the Company and, if applicable, payment of all transfer Taxes (or the demonstration to the satisfaction of the Company that such taxes have been paid), the Company shall deliver or cause to be delivered
(i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the Holder of the Note shall be entitled and (ii) if less than the entire outstanding principal amount of this Note is being converted, a new Note in the principal amount which remains outstanding upon such partial conversion. The date of delivery of this Note after or together with the delivery of a Note Holder Conversion Notice shall be deemed to be the date of conversion.

     (f) Notes may be converted at any time up to the close of business on the last Business Day immediately preceding the Due Date.

     (g) In connection with the conversion of any Notes, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the day on which such Notes are deemed to have been converted.

     (h) In case at any time or from time to time the Company shall pay any dividend or make any other distribution to the holders of its Common Stock in additional shares of stock of any class, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, other than pursuant to the Rights Plan, or there shall be any capital reorganization or reclassification of the Common Stock of the Company or consolidation or merger of the Company with or into another company, or any sale or conveyance to another company of the property of the Company as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases the Company shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the Holders of the Notes at the addresses of each as shown in the Note Register of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which Section 4.1(d) applies the Company shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date, if known, as of which the holders of the Common Stock and the Holders of the Notes shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock or Notes for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance, or participate in such dissolution, liquidation or winding up, as the case may be.

     (i) Notwithstanding the provisions of this Section 4.1, no Holder of Notes shall be permitted to convert all or any portion of the principal amount of its Notes which shall result in such Holder and its Affiliates or any group (as such term is used in Section 13(d)(3) of the Exchange Act) of which any of them is a member having Beneficial Ownership, after giving effect to such conversion, of more than 49% of the then-outstanding Common Stock. If a Holder requests conversion of Notes which would result in ownership by such Holder and its Affiliates or any group (as such term is used in Section 13(d)(3) of the Exchange Act) of which any of them is a member of more than 49% of the outstanding Common Stock after giving effect to such conversion, then such Holder's conversion request shall be deemed to represent a request to convert up to the maximum principal amount of Notes permitted under the prior sentence and the Company shall deliver or cause to be delivered, along with the Common Stock certificates and the new Note representing the remaining unconverted principal amount of such Notes, a calculation in reasonable detail setting forth the maximum principal amount of such Notes convertible by such holder pursuant to the provisions of this Section 4.1(i). If a Holder is subject to the limitation on conversion set forth in the first sentence of this Section 4.1(i), then such Holder shall not be permitted to convert Notes which were rendered non-convertible by the first sentence hereof and have subsequently become convertible under the first sentence hereof for a period of 75 days after such Notes would otherwise first have become convertible under the first sentence hereof (it being understood that transferees of the Note whose Beneficial Ownership of Common Stock would not exceed 49% of the then-outstanding Common Stock, after giving effect to the conversion of their Notes, shall not be subject to any of the foregoing limitations on the amount or timing of the conversion of the Note).

     (j) If the Company issues any securities convertible into any equity security of the Company which contains any provisions that protect the holder thereof against dilution upon the occurrence of certain events in a manner more favorable to such holder than those set forth in this Section 4.1 (other than a provision specifying an initial exercise or conversion price), such provisions shall be deemed to be incorporated herein with respect to such events as if fully set forth herein and to the extent any existing provision herein is inconsistent with such provision, such incorporated provision shall be substituted therefor.

     4.2. Reports as to Adjustments and Outstanding Shares.

     (a) Whenever the number of shares of Common Stock into which each Note is convertible is adjusted as provided in Section 4.1, the Company shall promptly mail to the Holders of the outstanding Notes at their respective addresses as the same shall appear in the Note Register a notice stating that the number of shares of Common Stock into which the Notes are convertible has been adjusted and setting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) into which each Note is convertible, as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

     (b) At the request of any Holder the Company shall reasonably promptly issue to such Holder, in any reasonable manner requested by such Holder, a notice setting forth the number of shares of Common Stock then outstanding and the maximum number of shares into which the Note is then convertible.

     4.3. Reservation of Stock; Listing Rights.

     (a) The Company shall at all times reserve and keep available for issuance upon the conversion of the Notes, free from any preemptive rights, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of the entire outstanding principal amount of the Notes into Common Stock, and shall take all action required to increase the authorized number of shares of Common Stock, if necessary, to permit the conversion of the entire outstanding principal amount of the Notes.

     (b) If at the time of conversion of any Notes, the Common Stock of the Company is listed on a national securities exchange, or is designated as a "national market system security" or "small cap market security" on NASDAQ, the Company shall take all action necessary to cause the shares of Common Stock issuable upon conversion of such Notes to be listed on such exchange, subject to official notice of issuance.

     (c) If the Company shall issue shares of Common Stock upon conversion of the Notes as contemplated by this Section 4, the Company shall issue together with each such share of Common Stock one Right (as such term is defined in the Rights Plan) (or other securities in lieu thereof), or any rights issued to holders of Common Stock in addition thereto or in replacement therefor, whether or not such rights shall be exercisable at such time, but only if such rights are issued and outstanding and held by other holders of Common Stock at such time and have not expired, and only if the Person to whom such shares of Common Stock are issued is not an "Acquiring Person" under the Rights Plan or such other agreement pursuant to which such rights are issued; provided, however, that, in such event such rights shall be issued to such Person promptly after such time at which such Person is no longer an "Acquiring Person."

     SECTION 5.  EVENTS OF DEFAULT AND REMEDIES.

     5.1. Events of Default. Each of the following shall constitute an Event of Default with respect to this Note:

     (a) Nonpayment of Principal of the Notes. If the Company fails to pay the principal of or any other sum (other than interest), if any, due on any of the Notes, when and as the same becomes due and payable, whether at the maturity thereof, on a date fixed for a redemption, or otherwise;

     (b) Nonpayment of Interest. If the Company fails to pay interest on any of the Notes in full, when and as the same becomes due and payable, and such failure shall be continuing for five (5) Business Days;

     (c) Voluntary Bankruptcy and Insolvency Proceedings. If the Company or any Subsidiary shall file a petition in bankruptcy or for reorganization or for an arrangement or any composition, readjustment, liquidation, dissolution or similar relief pursuant to the Bankruptcy Code, or under any similar present or future federal law or the law of any other jurisdiction or shall be adjudicated a bankrupt or become insolvent, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or such Subsidiary or for all or any substantial part of its respective property, or the Company or any of its Subsidiaries shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take any corporate action, as the case may be, in furtherance of any of the foregoing;

     (d) Adjudication of Bankruptcy. If a petition or answer shall be filed proposing the adjudication of the Company or any of its Subsidiaries as a bankrupt or its reorganization or arrangement, or any composition, readjustment, liquidation, dissolution or similar relief with respect to it pursuant to the Bankruptcy Code or under any similar present or future federal law or the law of any other jurisdiction applicable to the Company or any of its Subsidiaries, and the Company or such Subsidiary (as applicable) shall consent to or acquiesce in the filing thereof, or such petition or answer shall not be discharged or denied within 60 days after the filing thereof;

     (e) Receivership or Sequestration. If a decree or order is rendered by a court having jurisdiction (i) for the appointment of a receiver or custodian or liquidator or trustee or sequestrator or assignee (or similar official) in bankruptcy or insolvency of the Company or any of its Subsidiaries or of all or a substantial part of its property, or for the winding-up or liquidation of its affairs, and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days, or (ii) for the sequestration or attachment of any property of the Company or any of its Subsidiaries without its return to the possession of the Company or such Subsidiary (as applicable) or its release from such sequestration or attachment within 60 days thereafter;

     (f) Acceleration of Other Indebtedness. If, during the Covenant Period, default shall be made with respect to any Indebtedness of the Company (other than the Notes) with a principal amount outstanding in excess of $1,500,000 with the result that such Indebtedness can be accelerated so that the same will become due and payable prior to the date on which the same would otherwise have become due and payable;

     (g) Covenant Defaults. The Company shall have breached in any material respect any of the covenants of the Company set forth in this Note or it shall have breached its obligation, if any, to appoint or nominate for election to the Company's Board of Directors any designee of the Investor under Section 3.1 of the Investor Agreement; provided that, if capable of being remedied, such breach continues for 15 days after notice to the Company in writing by any Holder of this Note or other party entitled to the benefit of such covenant;

     (h) Judgments. A final judgment or judgments entered by a court of competent jurisdiction for the payment of money aggregating in excess of $1,500,000 is or are outstanding against the Company or any Subsidiary and any one such judgment in excess of $1,500,000 has, or such judgments aggregating in excess of $1,500,000 have, remained unpaid, unvacated, unbonded, or unstayed by appeal or otherwise for a period of 30 days from the date of entry.

     5.2. Acceleration of Maturity. If any Event of Default shall have occurred and be continuing, the Holders of a majority of the outstanding principal amount of Notes may, by notice to the Company, declare the entire outstanding principal balance of the Notes, and all accrued and unpaid interest thereon, to be due and payable immediately, and upon any such declaration the entire outstanding principal balance of this Note, and said accrued and unpaid interest shall become and be immediately due and payable, without presentment, demand, protest or other notice whatsoever, all of which are hereby expressly waived, anything in this Note or the Securities Purchase Agreement to the contrary notwithstanding; provided that if an Event of Default under clause (c), (d), or
(e) of Section 5.1 with respect to the Company shall have occurred, the outstanding principal amount of this Note, and all accrued and unpaid interest thereon, shall immediately become due and payable, without any declaration and without presentment, demand, protest or other notice whatsoever, all of which are hereby expressly waived, anything in this Note or the Securities Purchase Agreement to the contrary notwithstanding.

     5.3. Other Remedies. If any Event of Default shall have occurred and be continuing, from and including the date of such Event of Default to but not including the date such Event of Default is cured or waived, the Holder may enforce its rights by suit in equity, by action at law, or by any other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Note or the Securities Purchase Agreement or in aid of the exercise of any power granted in this Note or the Securities Purchase Agreement, and the Holder may enforce the payment of this Note and any of its other legal or equitable rights.

     5.4. Conduct No Waiver; Collection Expenses. No course of dealing on the part of the Holder, nor any delay or failure the part of the Holder to exercise any of its rights, shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers and remedies. If the Company fails to pay, when due, the principal or the interest on this Note, the Company will pay to the Holder to the extent permitted by law, on demand, all costs and expenses incurred by the Holder in the collection of any amount due in respect of this Note, including reasonable legal fees incurred by the Holder in enforcing its rights hereunder.

     5.5 Annulment of Acceleration. If a declaration is made in accordance with
Section 5.2, then and in every such case, the Holders of at least a majority of the outstanding principal amount of the Notes may, by an instrument delivered to the Company, annul such declaration and the consequences thereof, provided that at the time such declaration is annulled:

     (a) all arrears of interest on the Notes and all other sums payable on the Notes and pursuant to the Securities Purchase Agreement (except any principal of or interest or premium on the Notes which has become due and payable by reason of such declaration) shall have been duly paid; and

     (b) every other Event of Default under each of the Notes shall have been duly waived or otherwise made good or cured;

provided, however, that only the Purchaser or an Affiliate of the Purchaser (but not any transferee thereof other than an Affiliate of the Purchaser) that is a Holder of the Note or Notes with respect to which the declaration permitted by the last proviso of Section 5.2 was made may annul such declaration; and provided, further, that no such annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

     5.6. Remedies Cumulative, Etc. No right or remedy conferred upon or reserved to the Holder of this Note is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now and hereafter existing under applicable Law. Every right and remedy given by this Note or by applicable Law to the Holder may be exercised from time to time and as often as may be deemed expedient by such Holder. Notwithstanding the foregoing or any other provision of this Section 5, the rights and obligations in this Note will be subordinate as set forth in Section 6.

     SECTION 6.  SUBORDINATION OF NOTES.

     6.1. Subordination of Notes to Senior Indebtedness. The Indebtedness evidenced by the Notes shall at all times be wholly subordinate and junior in right of payment to any and all Senior Indebtedness of the Company (including any claims by the holders of such Senior Indebtedness for interest accruing after any assignment for the benefit of creditors by the Company or the institution by or against the Company of any proceedings under the Bankruptcy Code or any law for the relief of or relating to debtors, or any other claim by such holders for any such interest which would have accrued in the absence of such assignment or the institution of such proceedings) in the manner and with the force and effect hereafter set forth:

     (a) In the event of any liquidation, dissolution or winding up of the Company, or of any execution, sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to the Company or its property, all sums owing on all Senior Indebtedness of the Company (including cash collateral and amounts not yet due and payable) shall first be paid in full in cash, or provision shall be made for such payment in money or money's worth, before any payment is made upon the Notes; and if in any such event any payment or distribution, whether in cash, property, or securities shall be made upon or in respect of the Notes at a time when such payment is prohibited under this Section 6, the same shall be paid over to the holders of the Senior Indebtedness of the Company, pro rata, for application in payment thereof unless and until such Senior Indebtedness shall have been paid or satisfied in full in cash, or provision shall be made for such payment in money or money's worth.

     In case of any assignment for the benefit of creditors by the Company or in case any proceedings under the Bankruptcy Code or any other law for the relief of or relating to debtors are instituted by or against the Company, or in case of the appointment of any receiver for the Company's business or assets, or in case of any dissolution or winding up of the affairs of the Company, the Company and any assignee, trustee in bankruptcy, receiver, debtor in possession or other person or persons in charge are hereby directed to pay to the holders of the Senior Indebtedness of the Company the full amount of such holders' claims against the Company (including interest to the date of payment) in cash, or provision shall be made for such payment in money or money's worth, before making any payments to the Holders of Notes, and insofar as may be necessary for that purpose, the Holder hereby assigns and transfers to the holders of Senior Indebtedness of the Company all rights to any payments, dividends or other distributions.

     (b) In the event that all or any part of the Indebtedness evidenced by the Notes is declared or becomes due and payable because of the occurrence of any Event of Default or otherwise than at the option of the Company (other than pursuant to its terms at its final maturity or upon a Change in Control), under circumstances when the foregoing clause (a) shall not be applicable, the Holders of the Notes consent, subject to Section 6.5, to the payment to holders of Senior Indebtedness (or the provision, in a manner satisfactory to the holders of Senior Indebtedness, for such payment) of such amounts as are then due and payable pursuant to such Senior Indebtedness prior to the payment to the Holders of Notes of any amount due and payable in respect of the Notes.

     (c) For purposes of this Section 6 only, the words "cash, property or securities" shall (so long as the effect of this paragraph is not to cause the Note to be treated in any case or proceeding or other event described in this
Section 6 as part of the same class of claims as any Senior Indebtedness or any class of claims on a parity with or senior to any Senior Indebtedness for any payment or distribution) not be deemed to include shares of stock of the

Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Section 6.

     (d) All payments, cash, or noncash distributions made to the Holders of Notes which should have been made to the holders of Senior Indebtedness of the Company shall be received and held by the former in trust for the benefit of the latter, and the Holders of Notes shall forthwith remit each such payment, cash, or noncash distribution to the holders of the Senior Indebtedness of the Company, pro rata, in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer the same to the holders of the Senior Indebtedness of the Company.

     (e) The Company shall not, at any time after the end of the Covenant Period, pay the principal of, premium (if any) or interest on the Notes or make any other payment to Holders of the Notes or repay, repurchase, redeem, defease or otherwise retire any Notes (collectively, "pay the Notes") if (i) both (y) any Senior Indebtedness is not paid when due in cash and (z) provision has not been made for payment in full in a manner satisfactory to the holders of such Senior Indebtedness or (ii) any other default on Senior Indebtedness occurs and the maturity of such Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded in writing or (y) such Senior Indebtedness has been paid in full in cash or provision has been made for payment in full in a manner satisfactory to the holders of such Senior Indebtedness; provided, however, that the Company may pay the Notes without regard to the foregoing if the Company and the Purchaser receive written notice approving such payment from the representative of the Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) of this sentence has occurred or is continuing. During the continuance of any Payment Blockage Period, the Company may not pay the Notes. Notwithstanding the provisions of the immediately preceding sentence, unless the holders of Senior Indebtedness which initiated the Payment Blockage Period or the representative of such holders shall have accelerated the maturity of the Senior Indebtedness, the Company may resume payments on the Note after the end of such Payment Blockage Period. A "Payment Blockage Period" commences on the receipt by the Company of a written notice (a "Blockage Notice") from the representative of the holders of such Senior Indebtedness of a default, other than a default set forth in clause (i) or (ii) of the first sentence of this Section 6.1(e), on any Senior Indebtedness that permits the holders of the Senior Indebtedness to accelerate its maturity immediately without either further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, specifying an election to effect a Payment Blockage Period and ends 90 days thereafter. The Payment Blockage Period will end earlier if such Payment Blockage Period is terminated (1) by written notice to the Company from the Person or Persons who gave such Blockage Notice, (2) because the default giving rise to such Blockage Notice is no longer continuing or (3) because such Senior Indebtedness has been repaid in full or provision has been made for payment in full in a manner satisfactory to the holders of such Senior Indebtedness. Not more than one Blockage Notice may be given in any 360-day period, irrespective of the number of defaults with respect to Senior Indebtedness during such period.

     Notwithstanding anything set forth in this Section 6.1, nothing set forth herein shall restrict Holders of the Notes from exercising their rights of conversion hereunder.

     6.2. Proofs of Claim of Holders of Senior Indebtedness; Voting. Each Holder of Notes undertakes and agrees for the benefit of each holder of Senior Indebtedness of the Company to execute, verify, deliver and file any proofs of claim relating to the Notes which any holder of such Senior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the Notes and to effectuate the full benefit of the subordination contained herein. Upon failure of any Holder of Notes to file the required proof or proofs of claim prior to 30 days before the expiration of the time to file claims in such proceeding, each holder of Senior Indebtedness of the Company is hereby irrevocably appointed by such Holder to be such Holder's agent to file the appropriate claim or claims and if such holder of Senior Indebtedness elects at its sole discretion to file such claim or claims (i) to accept or reject any plan of reorganization or arrangement on behalf of such Holder, and (ii) to otherwise vote such Holder's claim in respect of the Notes in any manner deemed appropriate for the benefit and protection of the holders of the Senior Indebtedness of the Company.

     6.3. Rights of Holders of Senior Indebtedness Unimpaired. No right of any holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company or the holders of Senior Indebtedness, or by any noncompliance by the Company with any of the terms, provisions and covenants of this Note, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or be otherwise charged with.

     6.4. Effects of Event of Default. The Company agrees, for the benefit of the holders of Senior Indebtedness, that in the event that any Note is declared due and payable before its maturity because of the occurrence of an Event of Default, the Company will give prompt notice in writing of such happening to the holders of Senior Indebtedness.

     6.5. Company's Obligations Unimpaired. The provisions of this Section 6 are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand, and the Holders of Notes on the other hand, and nothing herein shall impair, as between the Company and the Holders of Notes, the obligation of the Company which is unconditional and absolute, to pay the principal, premium, if any, and interest on the Notes in accordance with the Securities Purchase Agreement and the terms of the Notes, nor shall anything herein prevent any Holder of Notes from exercising all remedies otherwise permitted by applicable law or under the Securities Purchase Agreement or the Notes upon the occurrence of an Event of Default, subject to the rights of the holders of Senior Indebtedness as herein provided for.

     6.6. Subrogation.

     (a) Upon the indefeasible payment in full in cash of all amounts payable under or in respect of the Senior Indebtedness, the rights of the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company made on such Senior Indebtedness (until this Note shall be paid in full or converted as provided herein); and for the purposes of such subrogation, no distributions in respect of such Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of this Section 6, and no payment pursuant to the provisions of this Section 6 to such holders of Senior Indebtedness by the Holder, shall, as between the Company, its creditors other than such holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of such Senior Indebtedness, it being understood that the provisions of this Section 6 are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness, on the one hand, and the Holder, on the other hand.

     (b) If any payment or distribution to which the Holder would otherwise have been entitled but for the provisions of this Section 6 shall have been applied, pursuant to the provisions of this Section 6, to the payment of all amounts payable under the Senior Indebtedness, then and in such case, the Holder shall be entitled to receive from such holders of Senior Indebtedness at the time outstanding any payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of the Senior Indebtedness in full in cash.

     SECTION 7.  INTERPRETATION.

     7.1. Definitions.

     Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Securities Purchase Agreement.

     "Accrued Interest" to a particular date (the "Applicable Date") means (i) all interest accrued but not paid on this Note pursuant to Section 1.2, accrued to the Applicable Date, provided that if a Change in Control or Event of Default occurs at any time on or prior to the Due Date, Accrued Interest payable on the date of the Change in Control or Event of Default shall be deemed to include all interest on the entire amount of the Notes outstanding on the date of the Change in Control or Event of Default which have not been previously paid but which otherwise would accrue through and including the Due Date (assuming that all interest was paid solely in additional Notes rather than cash), which interest shall be deemed to have been accelerated, recalculated and paid on their respective Interest Payment Dates, in each case payable solely in additional Notes; provided, however, that with respect to any Holder of this Note, no such interest shall be deemed to have been accelerated, recalculated or paid in connection with a Change in Control in the event such Holder has not elected, in connection with such Change in Control, to have all of its Notes either (i) redeemed by the Company pursuant to Section 3 or (ii) converted pursuant to Section 4.

     "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated by the Commission under the Exchange Act.

     "Applicable Conversion Rate" has the meaning ascribed thereto in Section 4.1(b).

     "Associate" shall have the meaning set forth in Rule 12b-2 promulgated by the Commission under the Exchange Act.

     "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto.

     "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

     "Blockage Notice" has the meaning ascribed thereto in Section 6.1(e).

     "Board" and "Board of Directors" means the Board of Directors of the Company.

     "Business Day" means any day other than a Saturday, Sunday, or a day on which commercial banks in the City of New York are authorized or obligated by law or executive order to close.

     "Capital Stock" means (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and
(iv) any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person.

     "Capitalized Lease Obligation" of any Person means and includes, as of any date as of which the amount thereof is to be determined, the amount of the liability capitalized or disclosed (or which should be disclosed) in a balance sheet of such Person in respect of a Capitalized Lease of such Person.

     "Capitalized Lease" means, with respect to any Person, any lease or any other agreement for the use of property which, in accordance with generally accepted accounting principles, should be capitalized on the lessee's or user's balance sheet.

     "Change in Control" means any of the following:

     (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, a "Group"), other than the Company, or any of its wholly owned Subsidiaries or any Investor or Excluded Group, of Beneficial Ownership of 35% or more of the combined voting power or economic interests of the then-outstanding Voting Securities (a "Control Interest"); provided, however, that (i) any transfer of Notes or shares of Series B Preferred Stock or other securities from any Investor or Excluded Group will not result in a Change in Control unless such transfer is pursuant to a Reorganization Transaction, merger proposal or tender offer in respect of the Company which has been approved by (or participated in by) the Board of Directors of the Company or by a majority of the Voting Securities, and (ii) in no event shall the conversion of any or all of the Notes in accordance with the terms of this Note constitute a Change in Control; or

     (b) there is a change in a majority of the members of the Board within 12 months of an "election contest" (as defined in Rule 14a pursuant to the Exchange
Act) relating to the election of persons not recommended by the Board of Directors at the time of the first public announcements of such election contest and in which a Person not an Affiliate of the Investor or any Related Person obtained valid proxies or consents to effect such change; or

     (c) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, Beneficially Own more than 50% of the combined voting power of the then-outstanding Voting Securities resulting from such reorganization, merger or consolidation;

     (d) the sale or other disposition of assets representing 50% or more of the assets of the Company in one transaction or series of related transactions; or

     (e) the disposition by the Company of any of its interest in the Joint Venture to a third party that is not a Subsidiary of the Company (other than a disposition to Purchaser or its Affiliates) except as otherwise permitted under the Joint Venture Partnership Agreement;

provided, that the occurrence of any event identified in subparagraphs (a) through (e) above that would otherwise be treated as a Change in Control shall not constitute a Change in Control hereunder if the Required Holders, by vote duly taken, shall so determine.

     "Change in Control Redemption Price" has the meaning ascribed thereto in
Section 3.1(a).

     "Class A Common Stock" means the Class A Common Stock, par value $0.01 per share, of the Company.

     "Class B Common Stock" means the Class B Common Stock, par value $0.01 per share, of the Company.

     "Class C Common Stock" means the Class C Common Stock, par value $0.01 per share of the Company.

     "Closing" means the closing of the purchase of the Series B Preferred Stock and the Note pursuant to the Securities Purchase Agreement.

     "Closing Price" per share of Common Stock on any date shall be the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the Nasdaq Small Cap Market or the Nasdaq National Market or in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or American Stock Exchange, as the case may be, or, if the Common Stock is listed or admitted to trading on the New York Stock Exchange or American Stock Exchange, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors and reasonably acceptable to the Required Noteholders.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Class A Common Stock and the Class B Common Stock and the Class C Common Stock or, if there shall no longer be separate classes, the common stock, par value $0.01 per share, of the Company.

     "Company" has the meaning ascribed thereto in the recitals and includes all Subsidiaries of the Company.

     "Company EBITDA" has the meaning ascribed thereto in Section 2.1.

     "Conversion Price" shall initially be equal to $4.00 in principal amount of this Note per share of common stock, subject to adjustment as provided in
Section 4.1(c).

     "Conversion Value" per Note shall be an amount equal to the principal amount plus all Accrued Interest thereon to the date of conversion or redemption, as the case may be.

     "Current Market Price" per share of Common Stock on any date means the average of the Closing Prices of a share of Common Stock for the five consecutive Trading Days selected by the Company commencing not less than 10 Trading Days nor more than 20 Trading Days before the date in question. If on any such Trading Day the Common Stock is not quoted by any organization referred to in the definition of Closing Price, the Current Market Price of the Common Stock on such day shall be determined by agreement between the Company and the

Required Noteholders, provided that if such agreement is not reached within 10 Business Days, such Current Market Price shall be determined as set forth in
Section 3.1(a).

     "Default Interest" has the meaning ascribed thereto in Section 1.4.

     "Due Date" has the meaning ascribed thereto in the recitals.

     "EBITDA" means, with respect to any person for any period, the sum without duplication, determined on a consolidated basis, of such person's (a) net income (or net loss), (b) net interest expense, (c) income tax expense, (d) depreciation expense and (e) amortization expense, determined in accordance with generally accepted accounting principles consistently applied.

     "EBITDA Target" has the meaning ascribed thereto in Section 2.1.

     "Event of Default" means each of the happenings or circumstances enumerated in Section 5.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

     "Excluded Group" means any Group in which (A) the Voting Securities either Beneficially Owned by such Group after the applicable acquisition or Beneficially Owned by such Group and being transferred by such Group, as the case may be, multiplied by (B) the percentage of the Investor's interest in the Beneficial Ownership of such Group, represent a Control Interest.

     "Excluded Issuances" has the meaning ascribed thereto in Section
4.1(c)(ii).

     "Fair Market Value" has the meaning ascribed thereto in Section 3.1(a).

     "Guarantee" by any Person means all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of any Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation and (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of any computations made under this Agreement, a Guarantee in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the outstanding amount of the Indebtedness for borrowed money which has been guaranteed, and a Guarantee in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

     "Holder" means, at any time of reference, a Person in whose name a Note is registered in the Note Register at such time.

     "Indebtedness" means, with respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person including sale leasebacks, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers and similar accrued liabilities incurred in the ordinary course of business and paid in a manner consistent with industry practice), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed,

(vi) all Capitalized Lease Obligations of such Person, (vii) all Guarantees of such Person, (viii) all obligations (including but not limited to reimbursement obligations) relating to the issuance of letters of credit for the account of such Person, (ix) all obligations arising out of foreign exchange contracts, and
(x) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

     "Interest Payment Date" means March 31, June 30, September 30 and December 31.

     "Interest Period" means the period from the Issuance Date to the first Interest Payment Date (but without including such Interest Payment Date) and, thereafter, each Interest Payment Date to the next following Interest Payment Date (but without including such later Interest Payment Date).

     "Investment Banking Firm" has the meaning ascribed thereto in Section
3.1(a).

     "Investor" means the Purchaser, and such other persons as are included within the definition of Investor in the Investor Agreement by virtue of Section 4.1(f) of the Investor Agreement.

     "Investor Agreement" means the Investor Agreement by and among the Company
and the Purchaser dated [                    ], 2000.

     "Investor Designee" has the meaning ascribed thereto in section 3.1 of the Investor Agreement.

     "Issuance Date" means the original date of issuance of the Notes to the Investors.

     "Joint Venture" has the meaning ascribed thereto in the Securities Purchase Agreement.

     "Joint Venture Partnership Agreement" has the meaning ascribed thereto in the Securities Purchase Agreement.

     "Measurement Date" means, for purposes of Section 4.1(c)(ii), (i) in the case of an offering of rights, warrants or options to all or substantially all of the holders of the Common Stock or any other issuance contemplated by such Section where a record date is fixed for the determination of stockholders entitled to participate in such issuance, such record date and (ii) in all other cases, the Business Day immediately preceding the date of issuance of shares of Common Stock (or options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) contemplated by such Section.

     "Note Holder Conversion Notice" has the meaning ascribed thereto in Section 4.1(e).

     "Note" and "Notes" have the meanings ascribed thereto in Section 1.7.

     "Original Investment Amount" means the sum of $30,000,000.

     "Outstanding" means when used with reference to the Notes at a particular time, all Notes theretofore issued as provided in the Securities Purchase Agreement, except (i) Notes theretofore reported as lost, stolen, damaged or destroyed, or surrendered for transfer, exchange or replacement, in respect to which replacement Notes have been issued, (ii) Notes theretofore paid in full, and (iii) Notes theretofore canceled by the Company, except that, for the purpose of determining whether Holders of the requisite principal amount of Notes have made or concurred in any waiver, consent, approval, notice or other communication under this Agreement, Notes registered in the name of, or Beneficially Owned by, the Company or any Subsidiary of any thereof, shall not be deemed to be outstanding.

     "Payment Blockage Period" has the meaning ascribed thereto in Section
6.1(e).

     "PIK Note" has the meaning ascribed thereto in Section 1.3.

     "Purchaser" has the meaning ascribed thereto in Section 1.7.

     "Registration Rights Agreement" means that registration rights agreement
entered into between the Company and Investor dated [                    ],
2000.

     "Related Person" means, with respect to any person, (A) any Affiliate of such person, (B) any investment manager, investment advisor or partner of such person or an Affiliate of such person, and (C) any investment fund, investment account or investment entity whose investment manager, investment advisor or general partner is such person or a Related Person of such person.

     "Reorganization Transaction" means: (i) any merger, consolidation, recapitalization, liquidation or other business combination transaction involving the Company; (ii) any tender offer or exchange offer for any securities of the Company; or (iii) any sale or other disposition of assets of the Company or any of its Subsidiaries in a single transaction or in a series of related transactions in each of the foregoing cases constituting individually or in the aggregate 50% or more of the assets or Voting Securities (as applicable) of the Company.

     "Required Noteholders" means the Holders of at least a majority of the combined value of the aggregate principal amount of the Notes Outstanding on the record date for such vote or, if no such record date is established, on the date any written consent of Holders is solicited.

     "Required Holders" means the holders of Notes or shares of Series B Preferred Stock representing a majority of the combined (i) aggregate principal amount of the Notes Outstanding and (ii) aggregate stated amount of the Series B Preferred Stock outstanding, on the record date for such vote or, if no such record date is established, on the date any written consent of such holders is solicited, in each case excluding Notes or shares of Series B Preferred Stock then owned by the Company or any of its Affiliates.

     "Rights Plan" means the Shareholder Rights Agreement, dated as of July 8, 1999, between the Company and American Stock Transfer and Trust Company, as Rights Agent, and any successor shareholder rights plan of a similar nature.

     "Securities Purchase Agreement" has the meaning ascribed thereto in Section 1.7.

     "Senior Indebtedness" means any Indebtedness of the Company approved by the Board of Directors the terms of which provide that such Indebtedness will rank senior to the Notes as to payment distributions and distributions upon liquidation, winding-up and dissolution of the Company; provided, that in no event shall Senior Indebtedness include intercompany Indebtedness obligations and/or receivables.

     "Series B Preferred Stock" means the Series B Preferred Stock, par value $0.01 per share, of the Company.

     "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person. Subsidiary shall also specifically include Interstate Hotels, LLC and Northridge Holdings, Inc.

     "Surviving Person" means the continuing or surviving Person of a merger, consolidation or other corporate combination, the Person receiving a transfer of all or a substantial part of the properties and assets of the Company, or the Person consolidating with or merging into the Company in a merger, consolidation or other corporate combination in which the Company is the continuing or surviving Person, but in connection with which the Notes or Common Stock of the Company is exchanged, converted or reinstated into the securities of any other Person or cash or any other property; provided, however, if such Surviving Person is a direct or indirect Subsidiary of a Person, the parent entity also shall be deemed to be a Surviving Person.

     "Taxes" means any federal, state, county, local or foreign taxes, charges, fees, levies or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any Governmental Entity, and includes any interest and penalties (civil or criminal) on or additions to any such taxes.

     "Threshold Amount" has the meaning ascribed thereto in Section 2.1.

     "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is quoted, listed or admitted to trading is open for the transaction of business or, if the Common Stock is not quoted, listed or admitted to trading on any national securities exchange (including the NASDAQ), any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Transaction" has the meaning ascribed thereto in Section 4.1(d).

     "Transaction Documents" has the meaning ascribed thereto in Section 2.1(b).

     "Voting Securities" means (i) any securities entitled, or which may be entitled, to vote generally in the election of directors of the Company, (ii) any securities, including the Note and the Series B Preferred Stock, convertible or exercisable into or exchangeable for such securities (whether or not the right to convert, exercise or exchange is subject to the passage of time or contingencies or both), or (iii) any direct or indirect rights or options to acquire any such securities; provided, that unexercised options granted pursuant to any employment benefit or similar plan and rights issued pursuant to any shareholder rights plan shall be deemed not to be Voting Securities.

     "Wyndham Redemption Agreement" means the Conversion and Redemption Agreement among PAH-Interstate Holdings, Inc, Wyndham International, Inc., Northridge Holdings, Inc, Interstate Hotels, LLC and Interstate Hotels
Corporation, dated August [   ], 2000.

     7.2. Accounting Principles. The character or amount of any asset, liability, capital account or reserve and of any item of income or expense required to be determined pursuant to this Note, and any consolidation or other accounting computation required to be made pursuant to this Note, and the construction of any definition in this Note containing a financial term, shall be determined or made, as the case may be, in accordance with GAAP, to the extent applicable, unless such principles are inconsistent with the express requirements of this Note.

     7.3. Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid, but if any provision of this Note is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Note.

     7.4. Headings. The headings of the sections of this Note have been inserted for convenience of reference only and shall not be deemed to be a part of this Note.

     7.5. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

     SECTION 8.  MISCELLANEOUS.

     8.1. Payment. If the date on which any payment under this Note is required to be made occurs on a day other than a Business Day, such payment shall be due and payable on the next succeeding Business Day.

     8.2. Successors and Assigns. This Note shall bind and inure to the benefit of the Company and the Holder and the respective successors, permitted assigns, heirs and personal representatives of the Company and the Holder except that the Company may not assign its rights and obligations under this Note to any person without the prior written consent of the Holder. In addition, and whether or not any express assignment has been made, the provisions of this Note which are for the Holder's benefit are also for the benefit of, and enforceable by, any subsequent holder of the Conversion Shares.

     8.3. Entire Agreement. This Note and the Securities Purchase Agreement (including the Schedules and Exhibits hereto and thereto) contain the entire understanding of the parties with respect to the transactions contemplated hereby and thereby.

     8.4. Notices and Other Communications. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

          (i)  if to the Company, to:

                   Interstate Hotels Corporation
                   680 Andersen Drive, Foster Plaza Ten
                   Pittsburgh, Pennsylvania 15220
                   Facsimile: (412) 920-5733
                   Attention: General Counsel

               with a copy to:

                   Jones, Day, Reavis & Pogue
                   599 Lexington Avenue
                   32nd Floor
                   New York, New York 10022
                   Facsimile: (212) 755-7306
                   Attention: Robert A. Profusek, Esq.

          (ii) if to the Purchaser, to

                   CGLH Partners I LP and CGLH Partners II LP,
                   c/o Lehman Brothers Holdings Inc.
                   200 Vesey Street
                   12th Floor
                   New York, New York 10285
                   Facsimile: (212) 526-7006
                   Attention: Joseph Flannery

               with a copy to:

                   Continental Gencom Holdings
                   c/o Mr. K. Alibhai and Mr. S. Weiser
                   3250 Mary Street
                   Suite 500
                   Miami, FL 33133
                   Facsimile: (305) 445-4255

               with a copy to:

                   Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. 150 West Flagler Street, Suite 2200
                   Miami, Florida 33130
                   Facsimile: (305) 789-3395
                   Attention: Richard E. Schatz, Esq.

               with a copy to:

                   Fried, Frank, Harris, Shriver & Jacobson
                   1 New York Plaza
                   New York, New York 10004
                   Facsimile: (212) 859-8582
                   Attention: Jonathan Mechanic, Esq.

     All such notices, requests, consents and other communications shall be deemed to have been given at the time delivered if delivered in person, when receipt is confirmed if sent by facsimile, on the next Business Day if timely delivered to a nationally recognized overnight courier and five days after being deposited in the U.S. mail, postage prepaid.

     8.5. Amendments. No amendment or waiver of any provision of this Note, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Noteholders and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No alteration of the amount of principal or interest due under this Note shall in any event be effective unless the same shall be in writing and signed by the Holder or this Note.

     8.6. Governing Law. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     8.7. Submission to Jurisdiction. The Company and the Holder agree that irreparable damage would occur and that the Holder would not have any adequate remedy at law in the event that any of the provisions of this Note were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Holder shall be entitled to an injunction or injunctions to prevent breaches of this Note and to enforce specifically the terms and provisions of this Note in any federal court located in the State of Maryland or in Maryland state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, the Company (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Maryland or any Maryland state court in the event any dispute arises out of this Note or any of the transactions contemplated by this Note, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Note or any of the transactions contemplated by this Note in any court other than a federal court sitting in the State of Maryland or a Maryland state court.

     8.8. Service of Process. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by Law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

     8.9. Waiver of Jury Trial. THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS NOTE OR ANY OF THE OTHER TRANSACTION DOCUMENTS

     8.10. Enforcement Costs. The Holder shall be entitled to reasonable attorney's fees and disbursements incurred by such Holder in enforcing its rights under this Note or the Securities Purchase Agreement in the event the Company shall default in its performance hereof or thereof.

                                          INTERSTATE HOTELS CORPORATION

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                      APPENDIX D

                    ARTICLES SUPPLEMENTARY TO THE CHARTER OF

                         INTERSTATE HOTELS CORPORATION
                    DESIGNATING A SERIES OF PREFERRED STOCK
                                  AS SHARES OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                           (PAR VALUE $.01 PER SHARE)

                            ------------------------

     Interstate Hotels Corporation, a corporation organized and existing under the laws of Maryland (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Pursuant to the authority contained in the Charter of the Corporation (the "Charter"), and in accordance with the provisions of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the
Corporation duly adopted a resolution on [                ], 2000 creating and
classifying a series of preferred stock, par value $.01 per share (the "Preferred Stock"), designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock") with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of shares of Series B Preferred Stock as set forth below.

                      SERIES B CONVERTIBLE PREFERRED STOCK

     SECTION 1.  DESIGNATION AND AMOUNT; RANK.

     (a) Designation and Amount. The shares of such series shall be designated as the "Series B Convertible Preferred Stock" and the number of shares constituting such series shall be 850,000 shares of Series B Preferred Stock.
Section 9 contains the definitions of certain defined terms used herein.

     (b) Rank. The Series B Preferred Stock shall, with respect to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation, rank (i) senior (to the extent set forth herein) to all Junior Stock; (ii) on a parity with Parity Stock; provided that any such stock that was not approved by the holders in accordance with Section 3(d) shall be deemed to be Junior Stock and not Parity Stock; and (iii) junior to all Senior Stock; provided, that any such stock that was not approved by the holders in accordance with Section 3(d) shall be deemed to be Junior Stock and not Senior Stock.

     SECTION 2.  DIVIDENDS AND DISTRIBUTIONS.

     (a) The holders of shares of Series B Preferred Stock shall be entitled to receive on each Dividend Payment Date in respect of the Dividend Period ending on such Dividend Payment Date (but without including such Dividend Payment
Date), commencing on the first Dividend Payment Date, cumulative dividends payable in cash on each such Dividend Payment Date at a rate per annum equal to 8.75% of the Stated Amount of each share of the then outstanding Series B Preferred Stock. Up to 25% of the cumulative dividends payable on each Dividend Payment Date may be paid in additional shares of Series B Preferred Stock. If dividends on the Series B Preferred Stock are in arrears and unpaid for a period of 60 days or more, then an additional amount of dividends shall accrue at a rate per annum, equal to 2.00% of the Stated Amount of each share of the then outstanding Series B Preferred Stock from the last Dividend Payment Date on which cash dividends were to be paid in full until such time as all dividends in arrears have been paid in full, such additional dividends to be cumulative and payable in shares of Series B Preferred Stock (including fractional shares) at the Stated Amount. Any reference herein to "cumulative dividends" or "accrued dividends" or similar phrases means that such dividends are fully cumulative and accumulate and accrue on a daily basis (computed on the basis of a 360-day year of twelve 30-day months) and compound quarterly on the Dividend Payment Dates at the rate indicated above and in the manner set forth herein, whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. All dividends payable in additional shares of Series B Preferred Stock shall be paid through the issuance of additional shares of Series B Preferred Stock (including fractional shares) at the Stated Amount.

     (b) In case the Corporation shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin off on the Common Stock), other than any dividend or distribution of shares of Common Stock covered by Section 7(b)(i) or any issuance of rights pursuant to the Rights Plan, as it may be amended from time to time, then, and in each such case (a "Triggering Distribution"), the holders of shares of Series B Preferred Stock shall be entitled to receive from the Corporation, with respect to each share of Series B Preferred Stock held, in addition to the dividends payable under Section 2(a), the same dividend or distribution received by a holder of the number of shares of Common Stock into which such share of Series B Preferred Stock is convertible on the record date for such dividend or distribution, after giving effect to the contemporaneous issuance of any additional shares of Series B Preferred Stock as described in
Section 2(a) above with respect to Accrued Dividends. Any such dividend or distribution shall be declared, ordered, paid or made on the Series B Preferred Stock at the same time such dividend or distribution is declared, ordered, paid or made on the Common Stock and shall be in addition to any dividends payable under Section 2(a).

     (c) (ii) No dividends shall be authorized by the Board of Directors or paid or Set Apart for Payment by the Corporation on any Parity Stock for any period unless the Accrued Dividends have been or contemporaneously are authorized and declared and paid in full, or declared and, if payable in cash, a sum in cash Set Apart for Payment, on the Series B Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of such dividends on such Parity Stock. If any dividends are not so paid, all dividends declared upon shares of the Series B Preferred Stock and any other Parity Stock shall be declared pro rata so that the amount of dividends declared per share on the Series B Preferred Stock and such Parity Stock shall in all cases bear to each other the same ratio that the Accrued Dividends per share on the Series B Preferred Stock and the accrued dividends on such Parity Stock bear to each other.

          (ii) So long as any share of the Series B Preferred Stock is outstanding, the Corporation shall not declare, pay or Set Apart for Payment any dividend on any of the Junior Stock (other than dividends in Junior Stock to the holders of Junior Stock), or make any payment on account of, or Set Apart for Payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any of the Junior Stock or any warrants, rights, calls or options exercisable for or convertible into any of the Junior Stock whether in cash, obligations or shares of the Corporation or other property (other than in exchange for Junior Stock), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any of the Junior Stock or any such warrants, rights, calls or options (other than in exchange for Junior Stock) unless the Accrued Dividends on the Series B Preferred Stock for all Dividend Periods ended on or prior to the date of such payment in respect of Junior Stock have been or contemporaneously are paid in full.

          (iii) So long as any share of the Series B Preferred Stock is outstanding, the Corporation shall not (except with respect to dividends as permitted by Section 2(c)(i)) make any payment on account of, or Set Apart for Payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any of the Parity Stock or any warrants, rights, calls or options exercisable for or convertible into any of the Parity Stock, and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any of the Parity Stock or any such warrants, rights, calls or options unless the Accrued Dividends on the Series B Preferred Stock for all Dividend Periods ended on or prior to the date of such payment in respect of Parity Stock have been or contemporaneously are paid in full.

     SECTION 3.  VOTING RIGHTS.

     (a) Other than as expressly set forth herein, the Series B Preferred Stock shall have no voting rights.

     (b) Except in the case of a Payment Default (in which case the Board of Directors of the Corporation shall consist of thirteen directors), after both
(i) the earliest to occur of (A) such time that there are no shares of

Class B Common Stock outstanding, (B) such time that there are no shares of Class C Common Stock outstanding, (C) September 30, 2003, and (D) such other time as the number of Directors of the Corporation otherwise may be validly fixed by a resolution adopted by the Board of Directors and (ii) the end of the Investor Designee Period, the Board of Directors shall consist of no more than eleven directors. During the Investor Designee Period, the holders of Series B Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, (i) prior to a Payment Default, to elect the Applicable Number of directors of the Corporation (as defined in the next sentence), (the "Series B Preferred Directors") and (ii) after an occurrence of a Payment Default, to elect seven directors (which number shall include the Series B Preferred Directors) such that the directors elected by the holders of Series B Preferred Stock constitute a majority of the maximum number of directors of the Board of Directors of the Corporation (such additional directors elected during a Payment Default being referred to as, the "Default Series B Preferred Directors"). The "Applicable Number" of directors shall be (A) five directors so long as the Investor and Related Persons Beneficially Own Voting Securities representing at least 30% or more of the Total Voting Power (without taking into account any limitation on the conversion of such Voting Securities in determining such Beneficial Ownership or the number of shares issuable upon complete conversion) ("Shares"), (B) four directors, so long as the Investor and Related Persons beneficially own at least 20% or more but less than 30% of the Shares, (C) three directors, so long as the Investor and Related Persons Beneficially Own at least 10% or more but less than 20% of the Shares, and (D) one director, so long as the Investor and Related Persons Beneficially Own at least 5% or more but less than 10% of the Shares. The right of the holders of Series B Preferred Stock to vote for the election of directors may be exercised at any annual meeting or at any special meeting called for such purpose or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of a majority of all shares of Series B Preferred Stock outstanding as of the record date of such written consent.

     (c) (i) With respect to the Series B Preferred Directors, immediately after the date of the Issuance Date, and (ii) with respect to the Default Series B Preferred Directors, immediately after such Payment Default has occurred, the Board of Directors of the Corporation shall call for a special meeting or written consent of the holders of shares of Series B Preferred Stock to elect the Series B Preferred Directors or Default Series B Preferred Directors, as the case may be. If the Corporation fails to send a notice, the meeting may be called by any such holder. Each director, and any subsequent director elected pursuant to this paragraph, shall serve as a director until his successor is elected and qualified. In the event of a vacancy in respect of any directorship elected by the holders of shares of Series B Preferred Stock pursuant to this clause (c), the Corporation agrees to call a special meeting of the holders of shares of Series B Preferred Stock at the request of the majority of the holders of outstanding Series B Preferred Stock, in order that the holders of the Series B Preferred Stock may elect a successor director, and at which meeting the holders of Series B Preferred Stock shall be entitled to the same voting rights as provided in the second sentence of the prior paragraph. The voting rights with respect to the Default Series B Preferred Directors will terminate at such time as all cumulative dividends in respect of all previously completed full Dividend Periods that are in arrears on the Series B Preferred Stock have been paid regularly for at least one year. Simultaneously with the termination of such voting rights, the terms of office of the Default Series B Preferred Directors (but not the Series B Preferred Directors) shall terminate; and the remaining directors shall constitute the directors of the Corporation and the size of the Board of Directors shall be reduced to nine. The holders of the Series B Preferred Stock will continue to be entitled to vote for the Series B Preferred Directors after a Payment Default has been cured.

     (d) For so long as both (x) any share of Series B Preferred Stock is outstanding and (y) the later of (i) the expiration or termination of the Standstill Period (as such term is defined in the Investor Agreement), (ii) if the Standstill Period is terminated by reason of the occurrence of any of the events specified in Section 2.2(a) through (f) or Section 2.2(l) of the Investor Agreement, the fourth anniversary of the Closing and (iii) such time as the Investor and its Affiliates no longer Beneficially Own securities of the Corporation having an aggregate principal amount, liquidation preference or Fair Market Value, as the case may be, of at least 51% of the Original Investment Amount, the Corporation shall not, nor shall it permit any of its Subsidiaries to, without first obtaining the written consent or approval of at least the Requisite Holders:

          (i) voluntarily liquidate, dissolve or wind up;

          (ii) purchase, acquire or obtain any capital stock or other proprietary interest, directly or indirectly, in any other entity, except for (i) any transaction or series of transactions involving only wholly-owned subsidiaries of the Corporation as of the date hereof, or (ii) the purchase of all or substantially all of the capital stock or other proprietary interest of other entities for an aggregate purchase price, including without limitation, any liabilities of the acquired entities, of less than the Threshold Amount;

          (iii) purchase, acquire or obtain assets of any third party in an aggregate amount (as to the Corporation and all of its subsidiaries), including without limitation, any liabilities of the acquired entities, in excess of the Threshold Amount;

          (iv) make or commit to make capital expenditures which exceed the amount set forth in a budget approved by the Board of Directors by more than the Threshold Amount;

          (v) sell, transfer or otherwise dispose of any equity interest of the Corporation or any of its subsidiaries, except for transactions involving only wholly-owned subsidiaries of the Corporation which either (i) is in excess of the Threshold Amount, or (ii) relates to the Venture Fund;

          (vi) enter into or commit to enter into any joint ventures or any partnerships, establish any non-wholly-owned subsidiaries or form any joint venture (other than the Venture Fund) either (i) in excess of the Threshold Amount, or (ii) in activity or business competitive with the Venture Fund;

          (vii) sell, lease, transfer or otherwise dispose of any assets of the Corporation or any of its subsidiaries in excess of the Threshold Amount;

          (viii) create, incur, assume or suffer to exist any indebtedness for borrowed money (including any capital leases) of the Corporation or any of its subsidiaries at any one time outstanding in excess of the Threshold Amount;

          (ix) redeem the Rights issued pursuant to the Rights Plan or any successor agreement thereto or otherwise render the Rights Plan inapplicable to any person who would otherwise be an "Acquiring Person" as defined in the Rights Plan, except, in either case, (i) for any conversion of the Notes or the Series B Preferred Stock into Common Stock or any Disposition by the Investor permitted by the Investor Agreement, (ii) in connection with a transaction approved or recommended by unanimous vote of the Board members present and voting thereon (in all events including at least a majority of the Investor Designees as are then required to be included on the Board of Directors), and (iii) as reasonably determined by the Board to be required by law or the requirements of a National Securities Exchange;

          (x) pay, or set aside any sums for the payment of, any dividends, or make any distribution on, any shares of its Common Stock or redeem, repurchase or otherwise acquire any outstanding shares of its Common Stock or any other of its outstanding securities (other than indebtedness at maturity in accordance with the terms thereof);

          (xi) issue, sell or amend the rights of any capital stock or other securities of the Corporation or any of its subsidiaries except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; (ii) in connection with the issuance of Common Stock upon conversion of the Notes or Series B Preferred Stock or otherwise in accordance with the provisions of the Notes and the Series B Preferred Stock; (iii) for the issuance of shares of Common Stock or the issuance of options to purchase Common Stock approved by the Compensation Committee to employees, advisors, consultants or outside directors of the Corporation directly or pursuant to an employee benefit plan of the Corporation; and (iv) acquisitions and other transactions for which the approval of Holders of Series B Preferred Stock has been given under this Section 3(d);

          (xii) change the Corporation's independent public accountants (unless the Audit Committee shall determine that they are no longer "independent" within the meaning of Independence Standards Board Standard No. 1) or, other than as provided by Section 5.13 of the Investor Agreement, retain a financial advisor to the Corporation in connection with a merger, consolidation, recapitalization, an acquisition or divestiture involving or expected (in the opinion of the Board) to involve, gross proceeds in excess of the Threshold Amount or a public offering of securities;

          (xiii) enter into any transaction (except (i) as expressly permitted by the Investor Agreement or the Securities Purchase Agreement or (ii) relating to compensation of executive officers as determined by the Compensation Committee of the Board of Directors) with any Affiliate or Associate of the Corporation or any stockholder of the Corporation (other than the Investor or its Affiliates).

     For the purposes of this section the term "Threshold Amount" shall mean,
(a) with respect to any individual transaction, action or instance, the amount of $2,000,000 at any time prior to the first anniversary of the Closing, which amount shall increase by $1,000,000 from the amount then in effect on each anniversary of the Closing if the Corporation EBITDA (as defined below) is greater than or equal to the EBITDA Target (as defined below) for such anniversary, (b) provided that (i) if the Corporation EBITDA for such anniversary is less than the EBITDA Target for such anniversary, the Threshold Amount shall be the increased Threshold Amount that would otherwise apply pursuant to clause (a) above multiplied by the Corporation EBITDA for such anniversary divided by the EBITDA Target for such anniversary, and (ii) the Threshold Amount shall not exceed $5,000,000, and further provided, however, that all such transactions subject to this limitation shall not, in the aggregate for any year ending on an anniversary of the Closing, exceed the lesser of (x) two times the amount applicable to any individual transaction, action or instance during such period and (y) $10,000,000.

"Corporation EBITDA" for any anniversary of the date of the Closing shall mean the EBITDA of the Corporation for the prior calendar year, including earnings attributable to management agreements with respect to hotels owned directly or indirectly by CGLH-IHC Fund I, L.P.

The "EBITDA Target" shall mean the EBITDA of the Corporation for calendar year 2000 adjusted for the revenues and expenses, including minority interest, affected by the Wyndham Redemption Agreement as though such agreement had been in effect throughout the entire year, plus: (i) for the first anniversary of the date of the Closing, $10,000,000; (ii) for the second anniversary of the date of the Closing, $20,000,000; and (iii) for the third anniversary of the date of the Closing, $30,000,000.

     (e) So long as any share of Series B Preferred Stock is outstanding the Corporation shall not, nor shall it permit any of its Subsidiaries to, without first obtaining the consent or approval of at least the Requisite Holders, voting as a single class:

          (i) authorize, create or issue any class or series, or any shares of any class or series, of Senior Stock;

          (ii) authorize, create or issue any class or series, or any shares of any class or series, of Parity Stock;

          (iii) reclassify any shares of stock of the Corporation into shares of Senior Stock or Parity Stock;

          (iv) authorize any security exchangeable for, convertible into, or evidencing the right to purchase any shares of Senior Stock or Parity Stock;

          (v) alter or change the rights, preferences or privileges of the Series B Preferred Stock or the rights of the Class B Common Stock or the Class C Common Stock;

          (vi) alter or change the rights of the Class A Common Stock in a manner adverse to the holders of the Series B Preferred Stock.

          (vii) except for any transaction or series of transactions involving only wholly-owned subsidiaries of the Corporation, (i) consolidate or merge into or with any other Person (except where the Corporation is the surviving entity), or (ii) enter into any other Reorganization Transaction (including any transaction constituting a Change in Control;

          (viii) become a party to any agreement which by its terms materially restricts the Corporation's performance of the terms of the Purchase Agreement, the Registration Rights Agreement, the Notes, the Series B Preferred Stock or the Investor Agreement (together, the "Documents");

          (ix) grant any registration rights in respect of securities of the Corporation which have an aggregate value, in any year ending on the anniversary of the date of the Investor Agreement, greater than the lesser of (i) the Threshold Amount and (ii) 5% of the market capitalization of the Corporation that would be inconsistent with the rights granted to the holders of Registrable Securities under the Registration Rights Agreement or otherwise conflict with or violate the provisions thereof;

          (x) amend, modify or waive the Articles of Amendment and Restatement, any Articles Supplementary thereto, the Notes or the bylaws in any manner which adversely affects the rights of any of the Investors thereunder, including, without limitation, any change in the number of directors comprising the Board; and

          (xi) except for the repurchase of Class C Common Stock or redemptions pursuant to the terms of the Notes, redeem or purchase or otherwise acquire for consideration any securities of the Corporation unless the Corporation shall concurrently offer to purchase, at a price per share equal to the liquidation preference, from the holders of Series B Preferred Stock (ratably amongst such holders) such portion of the outstanding Series B Preferred Stock as such securities redeemed, purchased or otherwise acquired for consideration (on an as-converted basis) bear to the total of the then-outstanding securities of the Corporation (on an as-converted basis).

     SECTION 4.  REDEMPTION

     (a) The Corporation shall, on the seventh anniversary of the Issuance Date and subject to applicable law, redeem (the "Mandatory Redemption") all remaining issued and outstanding shares of Series B Preferred Stock, at a price per share in cash equal to the Stated Amount thereof together with all Accrued Dividends thereon to the date of redemption. The Corporation shall not be required to provide written notice to holders of Series B Preferred Stock of the Mandatory Redemption, and the redemption date with respect to the Mandatory Redemption shall be the seventh anniversary of the Issuance Date. The holders shall be permitted to convert their Series B Preferred Stock at any time prior to the redemption date.

     (b) In the event there occurs a Change in Control, the Corporation shall offer to purchase from each holder all of the Series B Preferred Stock held by such holder for an amount in cash equal to the greater of (i) the Liquidation Preference of the shares of Series B Preferred Stock held by the holder, and
(ii) the Fair Market Value (as defined below) of the cash, securities and other property that such holder of the Series B Preferred Stock would have received had it converted its Series B Preferred Stock (including for such purposes any shares of Series B Preferred Stock issuable in respect of Accrued Dividends) into shares of Common Stock immediately prior to such Change in Control, plus Accrued Dividends payable in cash to the extent not otherwise reflected pursuant to the parenthetical phrase of this clause (ii) (the greater of (i) and (ii) above being referred to as the "Change in Control Redemption Price"), in each case by delivery of a notice in accordance with Section 4(c). In the event of a Change in Control, each holder of Series B Preferred Stock shall have the right (but not the obligation) to require the Corporation to purchase any or all of the Series B Preferred Stock held by such holder for an amount in cash equal to the Change in Control Redemption Price. Each holder of Series B Preferred Stock shall also be permitted, until 20 Business Days following the date of the mailing to it of the Corporation's notice described in Section 4(c)(i), to convert all, and not less than all, of the shares of Series B Preferred Stock held by such holder (including shares of Series B Preferred Stock issuable to such holder as Accrued Dividends that have accelerated or will accelerate as a result of a Change in Control) pursuant to Section 7 below; provided that any shares of Common Stock issuable upon conversion of any Series B Preferred Stock converted pursuant to this sentence after a Change in Control has occurred shall be entitled to receive the same amount of cash, securities and other property in connection with such Change in Control as the Common Stock outstanding prior to the Change in Control. In the event a holder of Series B Preferred Stock does not elect to have all of its shares of Series B Preferred Stock either (i) redeemed by the Corporation pursuant to Section 4 or (ii) converted pursuant to
Section 7 below, in each case in connection with a specific Change in Control event, then no dividends shall be deemed to have been accelerated in connection with such Change in Control. In the event that any holder does not elect to convert or redeem such holder's shares of Series B Preferred Stock pursuant to the foregoing sentence, such holder shall retain any rights it has to convert or redeem its shares of Series B Preferred Stock in connection with any subsequent Change in Control. "Fair Market Value" with respect to any securities shall be the Current Market Price thereof as of the close of business on the date of measurement. The Fair Market Value of any asset other than cash and securities shall be determined jointly and in good faith by the Corporation and the Requisite Stockholders. In the event any dispute between the Corporation and the Requisite Stockholders as to the Fair Market Value or Current Market Price (which dispute remains unresolved for 10 Business Days), such dispute shall be submitted for final determination to a mutually acceptable Investment Banking Firm of national reputation familiar with the valuation of companies in the hospitality and lodging industry ("Investment Banking Firm"). In the event that the Corporation and the Requisite Stockholders cannot agree on a mutually acceptable Investment Banking Firm within 10 Business Days, the Corporation, on the one hand, and the Requisite Stockholders, on the other hand, shall each select one Investment Banking Firm which two Investment Banking Firms shall jointly make such determination within 20 business days after the date of such event, or, if such two Investment Banking Firms are unable to agree on such determination, the two Investment Banking Firms shall, by the end of the 20(th) business day after the date of such event, select a third Investment Banking Firm and notify such third Investment Banking Firm in writing (with a copy to the Corporation and the holders of Series B Preferred Stock) of their respective determinations of the Fair Market Value or Current Market Price following which such third Investment Banking Firm shall, within 15 business days after the date of its selection, notify the Corporation and the holders of Series B Preferred Stock in writing of its selection of one or the other of the two original determinations of the Fair Market Value or Current Market Price, which determination shall be final and binding on the Corporation and the holders. The fees and expenses of any such determination shall be borne by the Corporation.

     (c) (i) Within five Business Days following an event giving a holder of shares of Series B Preferred Stock the right, pursuant to Section 4(b), to require the Corporation to redeem all of such shares, the Corporation shall give notice by mail to each holder of Series B Preferred Stock, at such holder's address as it appears on the transfer books of the Corporation, of such event, which notice shall set forth each holder's right to convert all, and not less than all, of the shares of Series B Preferred Stock held by such holder, or to require the Corporation to redeem all, but not less than all, shares of Series B Preferred Stock held by it which are eligible for redemption pursuant to the terms of Section 4(b), the redemption date (which date shall be no more than 30 Business Days following the date of such mailed notice), and the procedures to be followed by such holder in exercising its right to cause such redemption or effect such conversion. In the event a record holder of shares of Series B Preferred Stock shall elect to require the Corporation to redeem all such shares of Series B Preferred Stock pursuant to Section 4(b), such holder shall deliver within 20 Business Days of the mailing to it of the Corporation's notice described in this Section 4(c)(i), a written notice to the Corporation so stating, specifying the number of shares to be redeemed pursuant to Section 4(b). The Corporation shall, in accordance with the terms hereof, redeem the number of shares so specified on the date fixed for redemption. Failure of the Corporation to give any notice required by this Section 4(c)(i), or the formal insufficiency of any such notice, shall not prejudice the rights of any holders of shares of Series B Preferred Stock to cause the Corporation to redeem or to convert all such shares held by them. Notwithstanding the foregoing, the Board of Directors of the Corporation may modify any offer pursuant to this Section 4(c)(i) to the extent necessary to comply with the Exchange Act and the rules and regulations thereunder.

          (ii) The Corporation shall publish the fact that it is redeeming, or offering to redeem, shares of Series B Preferred Stock through a nationally prominent newswire service on or before the date of mailing any notice of redemption or right of redemption. At any time after a notice of redemption shall have been mailed and before such date of redemption the Corporation may deposit for the benefit of the holders of the Series B Preferred Stock called for redemption the funds necessary for such redemption with a bank or trust company doing business in the Borough of Manhattan, the City of New York, and having a capital and surplus of at least $1,000,000,000. Any interest allowed on moneys so deposited shall be paid to the Corporation. Upon the deposit of such funds or, if no such deposit is made, upon the date fixed for redemption (unless the Corporation shall default in making payment of the appropriate redemption amount), whether or not certificates for shares so called for redemption have been surrendered for cancellation, the shares of Series B Preferred Stock to be redeemed shall be deemed to be no longer outstanding and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto, except for the rights to receive the amount payable upon redemption, but without interest, and, up to the close of business on the date immediately preceding the date fixed for such redemption, the right to convert such shares pursuant to Section 7 hereof. Such deposit in trust shall be irrevocable except that any funds deposited by the Corporation which shall not be required for the redemption for which they were deposited because of the exercise of conversion rights shall be returned to the Corporation forthwith, and any funds deposited by the Corporation which are unclaimed at the end of one year from the date fixed for such redemption shall be paid over to the Corporation upon its request, and upon such repayment the holders of the shares of Series B Preferred Stock so called for redemption shall look only to the Corporation for payment of the appropriate amount. Any such unclaimed amounts paid over to the Corporation shall, for a period of six years from the date fixed for such redemption, be set apart and held by the corporation in trust for the benefit of the holders of such shares of Series B Preferred Stock, but no such holder shall be entitled to interest thereon. At the expiration of such six-year period, all right, title, interest and claim of such holders in or to such unclaimed amounts shall be extinguished, terminated and discharged, and such unclaimed amounts shall become part of the general funds of the Corporation free of any claim of such holders.

     SECTION 5. REACQUIRED SHARES. Any shares of Series B Preferred Stock converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof, and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the Maryland General Corporation Law. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, par value $.01 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $.01 per share, of the Corporation subject to the conditions or restrictions on authorizing, creating or issuing any class or series, or any shares of any class or series, set forth in Section 3(d).

     SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING-UP. If the Corporation shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under the Federal bankruptcy laws or any other applicable state or Federal bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in any involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 90 consecutive days and on account of such event the Corporation shall liquidate, dissolve or wind up, or upon any other liquidation, dissolution or winding-up of the Corporation (a "Liquidation"), the holders shall be entitled to receive the greatest of (i) the Liquidation Preference of the shares of Series B Preferred Stock held by the holder, and (ii) the Fair Market Value of the cash, securities and other property that such holder of the Series B Preferred Stock would have received had they converted their Series B Preferred Stock (including for such purposes any shares of Series B Preferred Stock issuable in respect of Accrued Dividends) into shares of Common Stock immediately prior to such Liquidation, plus Accrued Dividends payable in cash to the extent not otherwise reflected pursuant to the parenthetical phrase of this clause (ii) (including for such purposes any shares of Series B Preferred Stock issuable in respect of Accrued Dividends through the date of the Liquidation), before any distribution shall be made or any assets distributed in respect of Junior Stock to the holders of any Junior Stock including, without limitation, Common Stock of the Corporation. After payment of the full amount of the greatest of the amounts set forth in clause (i) or (ii) above to which they are entitled, the holders of shares of Series B Preferred Stock will not be entitled to any further participation in any distribution of assets of the Corporation. For the purposes of this Section 6 the voluntary sale, conveyance, exchange or transfer of all or substantially all of the property or assets of the Corporation or the consolidation or merger of the Corporation with or into one or more other corporations shall not be deemed to be a liquidation, winding-up or dissolution of the Corporation.

     SECTION 7. CONVERSION INTO COMMON STOCK. Each share of Series B Preferred Stock, including any shares of Series B Preferred Stock issued as Accrued Dividends (including Accrued Dividends that have been accelerated in connection with a Change in Control and assuming any shares of Common Stock into which such shares are converted will be treated in all respects as shares of Common Stock outstanding prior to the Change in Control), may, subject to the provisions of paragraph (h) below, at the option of the holder thereof, be converted into shares of Common Stock at any time, whether or not the Corporation has given notice of redemption under Section 4, on the terms and conditions set forth in this Section 7.

     (a) Subject to the provisions for adjustment hereinafter set forth, each share of Series B Preferred Stock shall be convertible in the manner hereinafter set forth into a number of fully paid and nonassessable shares of Common Stock equal to the product obtained by multiplying the Applicable Conversion Rate (as defined below) by the number of shares of Series B Preferred Stock being converted. The "Applicable Conversion Rate" means the quotient obtained by dividing the Conversion Value on the date of conversion by the Conversion Price as adjusted pursuant to Section 7(b) on the date of conversion.

     (b) The Conversion Price shall be subject to adjustment from time to time as follows:

          (i) In case the Corporation shall at any time or from time to time after the original issuance of the Series B Preferred Stock declare a dividend, or make a distribution, on the outstanding shares of Common Stock in either case, in shares of Common Stock, or effect a subdivision, combination, consolidation or reclassification of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then, and in each such case, the Conversion Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which is the number of shares of Common Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 7(b)(i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification, consolidation or combination, at the close of business on the day upon which such corporate action becomes effective.

          (ii) In case the Corporation shall issue (other than upon the exercise of options, rights or convertible securities) shares of Common Stock (or options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) at a price per share (or having an exercise or conversion price per share) less than the Current Market Price as of the Business Day immediately preceding the Measurement Date, other than (x) in a transaction to which Section 2(a), 2(b) or 7(b)(i) applies,
     (y) pursuant to options or other securities under any employee or director benefit plan or program of the Corporation approved by the Board of Directors of the Corporation or shares of Common Stock issued upon the exercise thereof, (z) pursuant to the conversion of the Series B Preferred Stock or the Class B Common Stock or Class C Common Stock (the issuances under clauses (x), (y) and (z) being referred to as "Excluded Issuances"), then, and in each such case, the Conversion Price in effect immediately prior to the Measurement Date shall be reduced so as to be equal to an amount determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock of all classes outstanding at the close of business on the Measurement Date plus the number of shares of Common Stock (or the number of shares of Common Stock issuable upon the conversion, exchange or exercise of such options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) which the aggregate consideration receivable by the Corporation in connection with such issuance would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock of all classes outstanding at the close of business on the Measurement Date plus the number of shares of Common Stock (or the number of shares of Common Stock issuable upon the conversion, exchange or exercise of such options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) so issued. For purposes of this Section 7(b)(ii), the aggregate consideration receivable by the Corporation in connection with the issuance of shares of Common Stock or of options, rights, warrants or other convertible securities shall be deemed to be equal to the sum of the gross offering price (before deduction of customary underwriting discounts or commissions and expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon conversion or exercise of any such options, rights, warrants or other convertible securities into shares of Common Stock, less any original issue discount, premiums and other similar incentives which have the effect of reducing the effective price per share. For purposes of this Section 7(b)(ii), such adjustment shall become effective immediately prior to the opening of business on the Business Day immediately following the Measurement Date.

          (iii) In the event the Purchaser (as such term is defined in the Securities Purchase Agreement) exercises its option, pursuant to Section 10.2(b) of the Securities Purchase Agreement, to decrease the Conversion Price of its shares of Series B Preferred Stock, the Conversion Price of such shares shall be decreased in the manner and to the extent set forth in
     Section 10.2(b) of the Securities Purchase Agreement.

          (iv) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 0.1% of the Conversion Price; provided, that any adjustments which by reason of this Section 7(b)(iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (c) In case of any capital reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by Section 7(b)(i)), or in case of any consolidation or merger of the Corporation with or into another Person, or in case of any sale or conveyance to another Person of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Series B Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to the consummation of such Transaction, the kind and amount of shares of stock and other securities and property (including cash) receivable upon the consummation of such transaction by a holder of that number of shares of Common Stock into which one share of Series B Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In any such case, if necessary, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this
Section 7 with respect to rights and interests thereafter of the holders of shares of Series B Preferred Stock to the end that the provisions set forth herein for the protection of the conversion rights of the Series B Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the shares of Series B Preferred Stock remaining outstanding (with such adjustments in the conversion price and number of shares issuable upon conversion and such other adjustments in the provisions hereof as the Board of Directors shall determine in good faith to be appropriate). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 7 shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

     Notwithstanding anything contained herein to the contrary, the Corporation will not effect any Transaction unless, prior to the consummation thereof, (i) the Surviving Person thereof, if other than the Corporation, shall assume, by written instrument mailed to each record holder of shares of Series B Preferred Stock, at such holder's address as it appears on the transfer books of the Corporation, the obligation to deliver to such holder such cash, property and securities to which, in accordance with the foregoing provisions, such holder is entitled. Nothing contained in this Section 7(c) shall limit the rights of holders of the Series B Preferred Stock to convert the Series B Preferred Stock in connection with the Transaction or to exercise their rights to require the redemption of the Series B Preferred Stock under Section 4(b).

     (d) The holder of any shares of Series B Preferred Stock may exercise its right to convert such shares into shares of Common Stock by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series B Preferred Stock to be converted duly endorsed to the Corporation in blank accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 7. The Corporation will pay any and all documentary, stamp or similar issue or transfer tax and any other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto. As promptly as practicable, and, in any event, within three Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes are inapplicable), the Corporation shall deliver or cause to be delivered (i) certificates registered in the name of such holder representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Series B Preferred Stock so converted shall be entitled and (ii) if less than the full number of shares of Series B Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversion shall be deemed to have been made at the close of business on the date of receipt of such notice and of such surrender of the certificate or certificates representing the shares of Series B Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

     (e) Shares of Series B Preferred Stock may be converted at any time and, if subject to Mandatory Redemption, up to the close of business on the last Business Day immediately preceding the date fixed for such Mandatory Redemption of such shares.

     (f) In connection with the conversion of any shares of Series B Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the day on which such shares of Series B Preferred Stock are deemed to have been converted.

     (g) In case at any time or from time to time the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock in additional shares of stock of any class, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, other than pursuant to the Rights Plan, or there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Series B Preferred Stock at the addresses of each as shown on the books of the Corporation of the date on which (i) the books of the corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up shall take place, as the case may be, provided that in the case of any Transaction to which Section 7(c) applies the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date, if known, as of which the holders of the Common Stock and of the Series B Preferred Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock or Series B Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance, or participate in such dissolution, liquidation or winding-up, as the case may be.

     (h) Notwithstanding the provisions of this Section 7, no holder of Series B Preferred Stock shall be permitted to convert a number of its shares of Series B Preferred Stock which shall result in such holder and its Affiliates or any group (as such term is used in Section 13(d)(3) of the Exchange Act) of which any of them is a member having Beneficial Ownership, after giving effect to such conversion, of more than 49% of the then-outstanding Common Stock. If a holder requests conversion of shares of Series B Preferred Stock which would result in ownership by such holder and its Affiliates or any group (as such term is used in Section 13(d)(3) of the Exchange Act) of which any of them is a member of more than 49% of the outstanding Common Stock after giving effect to such conversion, then such holder's conversion request shall be deemed to represent a request to convert up to the maximum number of shares of Series B Preferred Stock permitted under the prior sentence and the Corporation shall deliver or cause to be delivered, along with the Common Stock certificates and the new certificate or certificates represent the remaining unconverted shares of Series B Preferred Stock, a calculation in reasonable detail setting forth the maximum number of shares convertible by such holder pursuant to the provisions of this
Section 7(h). If a holder of Series B Preferred Stock requests conversion of such stock at the time it also requests conversion of any convertible debt of the Corporation which it holds, then any limitation on conversion set forth in such debt shall be applied first so as to permit the conversion of the maximum amount of Series B Preferred Stock, subject to the beneficial ownership limitation set forth above. If a holder is subject to the limitation on conversion set forth in the first sentence of this Section 7(h), then such holder shall not be permitted to convert shares of Series B Preferred Stock which were rendered non-convertible by the first sentence hereof and have subsequently become convertible under the first sentence hereof for a period of 75 days after such shares would otherwise first have become convertible under the first sentence hereof (it being understood that transferees of such shares whose beneficial ownership of Common Stock would not exceed 49% of the then-outstanding Common Stock after giving effect to conversion of their convertible securities, including the Series B Preferred Stock, shall not be subject to any of the foregoing limitations on the amount or timing of the conversion of shares of Series B Preferred Stock).

     (i) If the Corporation issues any securities convertible into any equity security of the Corporation which contains any provisions that protect the holder thereof against dilution upon the occurrence of certain events in a manner more favorable to such holder than those set forth in this section (other than a provision specifying an initial exercise or conversion price), such provisions shall be deemed to be incorporated herein with respect to such events as if fully set forth herein and to the extent any existing provision herein is inconsistent with such provision, such incorporated provision shall be substituted therefor.

     (j) If at the time of conversion of shares of Series B Preferred Stock, the Common Stock of the Corporation is listed on a national securities exchange, or is designated as a "national market system security" or "small cap market security" on NASDAQ, the Corporation shall take all action necessary to cause the shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock to be listed on such exchange, subject to official notice of issuance.

     (k) If the Corporation shall issue shares of Common Stock upon conversion of the shares of Series B Preferred Stock as contemplated by this Section 7, the Corporation shall issue together with each such share of Common Stock one Right (as such term is defined in the Rights Plan) (or other securities in lieu thereof), or any rights issued to holders of Common Stock in addition thereto or in replacement therefor, whether or not such rights shall be exercisable at such time, but only if such rights are issued and outstanding and held by other holders of Common Stock at such time and have not expired, and only if the Person to whom such shares of Common Stock are issued is not an "Acquiring Person" under the Rights Plan or such other agreement pursuant to which such rights are issued; provided, however, that, in such event such rights shall be issued to such Person promptly after such time at which such Person is no longer an "Acquiring Person."

     SECTION 8. REPORTS AS TO ADJUSTMENTS AND OUTSTANDING SHARES. Whenever the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible (or the number of votes to which each share of Series B Preferred Stock is entitled) is adjusted as provided in Section 7, the Corporation shall promptly mail to the holders of record of the outstanding shares of Series B Preferred Stock at their respective addresses as the same shall appear in the Corporation's stock records a notice stating that the number of shares of Common Stock into which the shares of Series B Preferred Stock are convertible has been adjusted and setting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) into which each share of Series B Preferred Stock is convertible, as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

     At the request of any holder of Series B Preferred Stock the Corporation shall reasonably promptly issue to such holder, in any reasonable manner requested by such holder, a notice setting forth the number of shares of Common Stock then outstanding and the maximum number of shares into which the holder's shares of Series B Preferred Stock are then convertible.

     SECTION 9.  DEFINITIONS.

     For the purposes of the Certificate of Designation of Series B Convertible Preferred Stock which embodies this resolution:

     "Accrued Dividends" to a particular date (the "Applicable Date") means (i) all dividends accrued but not paid on the Series B Preferred Stock pursuant to
Section 2(a), whether or not earned or declared, accrued to the Applicable Date, plus (ii) all dividends or distributions payable pursuant to Section 2(b) for which the Triggering Distribution was declared, ordered, paid or made on or prior to the Applicable Date.

     "Affiliate" shall have the meaning set forth in Rule l2b-2 promulgated by the Securities and Exchange Commission under the Exchange Act.

     "Associate" shall have the meaning set forth in Rule l2b-2 promulgated by the Securities and Exchange Commission under the Exchange Act.

     "Beneficial Ownership" by a Person of any Voting Securities shall be determined in accordance with the term "beneficial ownership" as defined in Rule 13d-3 under the Exchange Act as in effect on the date hereof and, in addition, "beneficial ownership" shall include securities which such Person has the right to acquire (irrespective of whether such right is exercisable immediately or only after the passage of time, including the passage of time in excess of sixty
(60) days) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise. For purposes of these Articles Supplementary, an Investor shall be deemed to beneficially own any Voting Securities beneficially owned by its Affiliates or any Group (as such term is used in Section 13(d)(3) of the Exchange Act) of which such Investor or any such Affiliate is a member.

     "Business Day" means any day other than a Saturday, Sunday, or a day on which commercial banks in the City of New York are authorized or obligated by law or executive order to close.

     "Capital Stock" means (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and
(iv) any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person.

     "Change in Control" means any of the following:

     (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, a "Group"), other than the Corporation, or any of its wholly owned Subsidiaries or any Investor or Excluded Group, of Beneficial Ownership of 35% or more of the combined voting power or economic interests of the then-outstanding Voting Securities (a "Control Interest"); provided, however, that (i) any transfer of Notes or shares of Series B Preferred Stock or other securities from any Investor or Excluded Group will not result in a Change in Control unless such transfer is pursuant to a Reorganization Transaction, merger proposal or tender offer in respect of the Corporation which has been approved by (or participated in by) the Board of Directors of the Corporation or by a majority of the Voting Securities, and (ii) in no event shall the conversion of any or all of the Notes in accordance with the terms of the Notes constitute a Change in Control; or

     (b) there is a change in a majority of the members of the Board within 12 months of an "election contest" (as defined in Rule 14a pursuant to the Exchange
Act) relating to the election of persons not recommended by the Board of Directors at the time of the first public announcements of such election contest and in which a Person not an Affiliate of the Investor or any Related Person obtained valid proxies or consents to effect such change; or

     (c) the approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, Beneficially Own more than 50% of the combined voting power of the then-outstanding Voting Securities of the Corporation resulting from such reorganization, merger or consolidation; or

     (d) the sale or other disposition of assets representing 50% or more of the assets of the Corporation in one transaction or series of related transactions; or

     (e) the disposition by the Corporation of any of its interest in the Joint Venture to a third party that is not a subsidiary of the Corporation (other than a disposition to the Investor or its Affiliate) except as otherwise permitted under the Joint Venture Partnership Agreement;

provided, that the occurrence of any event identified in subparagraphs (a) through (e) above that would otherwise be treated as a Change in Control shall not constitute a Change in Control hereunder if a majority of the Series B Preferred Directors, by vote duly taken, shall so determine.

     "Class A Common Stock" means the Class A Common Stock, par value $0.01 per share, of the Corporation.

     "Class A Directors" has the meaning set forth in the Articles of Amendment and Restatement.

     "Class B Common Stock" means the Class B Common Stock, par value $0.01 per share, of the Corporation.

     "Class C Common Stock" means the Class C Common Stock, par value $0.01 per share.

     "Closing" means the closing of the purchase of the Note and the Series B Preferred Stock pursuant to the Securities Purchase Agreement.

     "Closing Price" per share of Common Stock on any date shall be the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the Nasdaq Small Cap Market or the Nasdaq National Market or in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or American Stock Exchange, as the case may be, or, if the Common Stock is listed or admitted to trading on the New York Stock Exchange or American Stock Exchange, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the Closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors and reasonably acceptable to the Requisite Stockholder.

     "Common Stock" means the Class A Common Stock and the Class B Common Stock and the Class C Common Stock or, if there shall no longer be separate classes, the common stock, par value $0.01 per share, of the Corporation.

     "Conversion Price" shall initially be equal to $4.00, subject to adjustment as provided in Section 7(b).

     "Conversion Value" per share of Series B Preferred Stock shall be an amount equal to the Stated Amount plus all Accrued Dividends thereon to the date of conversion or redemption, as the case may be.

     "Current Market Price" per share of Common Stock on any date shall be the average of the Closing Prices of a share of Common Stock for the five consecutive Trading Days selected by the Corporation commencing not less than 10 Trading Days nor more than 20 Trading Days before the date in question. If on any such Trading Day the Common Stock is not quoted by any organization referred to in the definition of Closing Price, the Current Market Price of the Common Stock on such day shall be determined by agreement between the Corporation and the Requisite Stockholders, provided that if such agreement is not reached within 10 business days, such Current Market Price shall be determined as set forth in Section 4(b).

     "Dividend Payment Date" means the following dates: (i) the date that is three months after the Issuance Date; (ii) the date that is six months after the Issuance Date; (iii) the date that is nine months after the Issuance Date; (iv) the date that is first anniversary of the Series B Preferred Stock Issuance Date; and the anniversaries of the foregoing dates.

     "Dividend Period" means the period from the Issuance Date to the first Dividend Payment Date (but without including such Dividend Payment Date) and, thereafter, each Dividend Payment Date to the next following Dividend Payment Date (but without including such later Dividend Payment Date).

     "EBITDA" means, with respect to any person for any period, the sum without duplication, determined on a consolidated basis, of such person's (a) net income (or net loss), (b) net interest expense, (c) income tax expense, (d) depreciation expense and (e) amortization expense, determined in accordance with generally accepted accounting principles consistently applied.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Excluded Group" means any Group in which (A) the Voting Securities either Beneficially Owned by such Group after the applicable acquisition or Beneficially Owned by such Group and being transferred by such Group, as the case may be, multiplied by (B) the percentage of the Investor's interest in the Beneficial Ownership of such Group, represent a Control Interest.

     "Investor" has the meaning ascribed to it in the Investor Agreement.

     "Investor Agreement" means the Investor Agreement to be entered into between the Corporation and the Investor pursuant to the Securities Purchase Agreement, in the form attached to the Securities Purchase Agreement.

     "Investor Designee Period" has the meaning ascribed to it in the Investor Agreement.

     "Issuance Date" means the original date of issuance of Series B Preferred Stock to the Investors.

     "Joint Venture" means the Joint Venture as defined in the Securities Purchase Agreement.

     "Junior Stock" means all classes of Common Stock of the Corporation and each other class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation currently existing or hereafter created the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series B Preferred Stock as to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation.

     "Liquidation Preference" means, in the event of a liquidation or winding-up of the Corporation, an amount per share of Series B Preferred Stock equal to the greater of (i) the amount the holders of the Series B Preferred Stock would have received had they converted their Series B Preferred Stock (including for such purposes any shares of Series B Preferred Stock issuable in respect of Accrued Dividends through the date of liquidation) into Common Stock immediately prior to such liquidation or winding-up and (ii) the Stated Amount of their Series B Preferred Stock plus any Accrued Dividends.

     "Measurement Date" means, for purposes of Section 7(b)(ii), (i) in the case of an offering of rights, warrants or options to all or substantially all of the holders of the Common Stock or any other issuance contemplated by such Section where a record date is fixed for the determination of stockholders entitled to participate in such issuance, such record date and (ii) in all other cases, the Business Day immediately preceding the date of issuance of shares of Common Stock (or options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) contemplated by such Section.

     "Note" and "Notes" means the 8.75% Convertible Notes issued by the Corporation pursuant to the Securities Purchase Agreement.

     "Original Investment Amount" means the sum of $30,000,000.

     "Parity Stock" means any class of Capital Stock of the Corporation or series of preferred stock of the Corporation hereafter created the terms of which expressly provide that such class or series will rank on a parity with the Series B Preferred Stock as to dividend distributions, redemptions and distributions upon liquidation, winding-up and dissolution.

     "Payment Default" means (i) dividends on the Series B Preferred Stock are in arrears and unpaid for six quarterly Dividend Periods, whether or not consecutive and such failure thereafter continues or (ii) payments of interest pursuant to any of the Notes are in arrears and unpaid for six quarterly Interest Periods (as such term is defined in the Notes), whether or not consecutive and such failure thereafter continues.

     "Person" means an individual, partnership, corporation, limited liability company or partnership, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof, or other entity of any kind.

     "Preferred Stock" means the preferred stock, par value $0.01 per share, of the Corporation.

     "Related Person" means with respect to any Person, (A) any Affiliate of such Person, (B) any investment manager, investment advisor or partner of such Person or an Affiliate of such Person, and (C) any investment fund, investment account or investment entity whose investment manager, investment advisor or general partner is such Person or a Related Person of such Person.

     "Reorganization Transaction" means: (i) any merger, consolidation, recapitalization, liquidation or other business combination transaction involving the Corporation; (ii) any tender offer or exchange offer for any securities of the Corporation; or (iii) any sale or other disposition of assets of the Corporation or any of its Subsidiaries in a single transaction or in a series of related transactions in each of the foregoing cases constituting individually or in the aggregate 50% or more of the assets or Voting Securities (as applicable) of the Corporation.

     "Registration Rights Agreement" means that registration rights agreement to be entered into between the Corporation and the Investor pursuant to the Securities Purchase Agreement, in the form attached to the Securities Purchase Agreement.

     "Requisite Holders" means the holders of Notes or shares of Series B Preferred Stock representing a majority of the combined (i) aggregate principal amount of the Notes outstanding and (ii) aggregate stated amount of the Series B Preferred Stock outstanding, on the record date for such vote or, if no such record date is established, on the date any written consent of such holders is solicited, in each case excluding Notes or shares of Series B Preferred Stock then owned by the Corporation or any of its Affiliates, voting as a single class.

     "Requisite Stockholders" means the holders of at least a majority of the shares of Series B Preferred Stock outstanding (excluding any shares of Series B Preferred Stock Beneficially Owned by the Corporation) on the record date for such vote or, if no such record date is established, on the date any written consent of stockholders is solicited.

     "Rights Plan" means the Shareholder Rights Agreement, dated as of July 8, 1999, between the Corporation and American Stock Transfer and Trust Company, as Rights Agent, and any successor shareholder rights plan of a similar nature.

     "Securities Purchase Agreement" means the securities purchase agreement entered into among the Corporation and CGLH Partners I LP, a Delaware limited partnership and CGLH Partners II LP, a Delaware limited partnership, dated
August [   ], 2000.

     "Senior Stock" means each other class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation hereafter created that has been approved by the holders in accordance with Section 3(d) hereof and the terms of which expressly provide that such class or series will rank senior to the Series B Preferred Stock as to dividend distributions, redemptions and distributions upon liquidation, winding-up and dissolution of the Corporation.

     "Set Apart for Payment" means the Corporation shall have irrevocably deposited with a bank or trust company doing business in the Borough of Manhattan, the City of New York, and having a capital and surplus of at least $1,000,000,000 in trust for the exclusive benefit of the holders of shares of Series B Preferred Stock, funds sufficient to satisfy the Corporation's payment obligation.

     "Stated Amount" means $10.00 per share.

     "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person. Subsidiary, with respect to the Corporation, shall specifically include Interstate Hotels, LLC and Northridge Holdings, Inc.

     "Surviving Person" means the continuing or surviving Person of a merger, consolidation or other corporate combination, the Person receiving a transfer of all or a substantial part of the properties and assets of the Corporation, or the Person consolidating with or merging into the Corporation in a merger, consolidation or other corporate combination in which the Corporation is the continuing or surviving Person, but in connection with which the Series B Preferred Stock or Common Stock of the Corporation is exchanged, converted or reinstated into the securities of any other Person or cash or any other property; provided, however, if such Surviving Person is a direct or indirect Subsidiary of a Person, the parent entity also shall be deemed to be a Surviving Person.

     "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is quoted, listed or admitted to trading is open for the transaction of business or, if the Common Stock is not quoted, listed or admitted to trading on any national securities exchange (including the Nasdaq Stock Market), any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Voting Securities" means (x) any securities entitled, or which may be entitled, to vote generally in the election of directors of the Corporation (y) any securities, including the Note and the Series B Preferred Stock, convertible or exercisable into or exchangeable for such securities (whether or not the right to convert, exercise or exchange is subject to the passage of time or contingencies or both), or (z) any direct or indirect rights or options to acquire any such securities; provided that unexercised options granted pursuant to any employment benefit or similar plan and rights issued pursuant to any shareholder rights plan shall be deemed not to be Voting Securities.

     "Wyndham Redemption Agreement" means the Conversion and Redemption Agreement among PAH-Interstate Holdings, Inc., Wyndham International, Inc. and
Northridge Holdings, Inc. dated August [   ], 2000.

     SECOND: The Series B Preferred Stock have been classified and designated by the Board of Directors under the authority contained in the Charter.

     THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

     FOURTH: The undersigned Chief Executive Officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its Chief Executive
Officer and attested to by its secretary on [                ], 2000.

                                          INTERSTATE HOTELS CORPORATION

                                          By:                             (SEAL)
                                            ------------------------------------
                                            Thomas F. Hewitt
                                            Chief Executive Officer

Witnessed by:

------------------------------------------

--------------------------------Secretary

(LOGO)                                                                APPENDIX E

August 31, 2000

Board of Directors
Interstate Hotels Corporation
680 Anderson Drive, Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

Members of the Board of Directors:

     Interstate Hotels Corporation (the "Company") and CGLH Partners I LP and CGLH Partners II LP (CGLH Partners I LP and CGLH Partners II LP, together, the "Investor"), propose to enter into a transaction (the "Transaction") evidenced by a Securities Purchase Agreement dated August 31, 2000 (the "Purchase Agreement") pursuant to which (i) the Investor, directly or through an affiliate, would purchase the 8.75% Convertible Subordinated Notes (the "Notes") in the aggregate principal amount of $25,000,000 and 500,000 shares of the Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") in the aggregate amount of $5,000,000; each of which shall be convertible into shares of the Company's Class A Common Stock, par value $.01 per share (the "Common Stock"), at a conversion price of $4.00 per share of Class A Common Stock, for an aggregate purchase price of $30,000,000, and (ii) at the Closing, as defined in the Purchase Agreement, the Company would enter into a Registration Rights Agreement (the "Registration Rights Agreement") and an Investor Agreement (the "Investor Agreement") substantially in the form attached to the Purchase Agreement (the Purchase Agreement, the Investor Agreement and the Registration Rights Agreement are together referred to as the "Agreements"). The terms of the Notes and the Series B Preferred Stock prevent any holder from converting such securities into Common Stock if that conversion would result in that holder and its affiliates or any group to which they belong owning more than 49% of the Common Stock after the conversion. In addition, upon closing of the Transaction contemplated under the Agreements, pursuant to the Purchase Agreement the Company and the Investor, through an affiliate, have agreed to enter into a Limited Partnership Agreement (the "Partnership Agreement"), a form of which is attached to the Purchase Agreement, pursuant to which the Investor would contribute an aggregate amount of $20,000,000 and the Company would contribute an aggregate amount of $25,000,000 from the proceeds of the Transaction to a newly formed joint venture in the form of a limited partnership (the "Partnership").

     You have asked us whether, in our opinion, the Transaction is fair from a financial point of view to the Company.

     In arriving at the opinion set forth below, we have, among other things:

          (1) Reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant;

          (2) Reviewed certain information furnished to us by the Company, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company;

          (3) Conducted discussions with members of senior management and representatives of the Company concerning the matters described in clauses (1) and (2) above, as well as the Company's business and prospects before and after giving effect to the Transaction;

          (4) Reviewed the market prices and valuation multiples for the common stock of the Company and compared them with those of certain publicly traded companies that we deemed to be relevant;

          (5) Reviewed the historical results of operations of the Company and the Company's business plan for the years ended 2000-2003;

          (6) Compared the proposed financial terms of the Transaction with the financial terms of certain other transactions which we deemed to be relevant;

          (7) Reviewed the potential pro forma impact of the Transaction on the Company, including the agreed upon use of $25 million of the proceeds as per the Partnership Agreement;

          (8) Reviewed drafts of the Agreements dated August 23, 2000 and the Partnership Agreement dated August 30, 2000; and

          (9) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

     In connection with the preparation of our opinion, we have not been authorized by the Company or the Board of Directors to solicit, nor have we solicited third-party indications of interest for the acquisition of the Company nor have we compared the Transaction with other possible transactions that the Company could have considered.

     In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available and have further relied on the assurances of management of the Company that they are not aware of any facts that would make such information inaccurate or misleading. We have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Company or been furnished with any such evaluation or appraisal. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the Company. With respect to the financial information furnished to or discussed with us by the Company, including prospective financial information, we have assumed that they have been reasonably prepared and, with respect to the prospective financial information, reflect the best currently available estimates and judgment of the Company's management as to the expected future financial performance of the Company. We express no opinion as to such financial information or the assumptions on which they were based. We have also assumed that the final forms of the Agreements and the Partnership Agreement will be substantially similar to the last drafts reviewed by us.

     Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that the representations and warranties of each party to the Agreements and the Partnership Agreement and all related documents or instruments contained therein (collectively, the "Documents") are true and correct, that each party to the Documents will perform all covenants and agreements required to be performed by such party under the Documents and that all conditions to the consummation of the Transaction will be satisfied without waiver thereof. We have also assumed that all governmental, regulatory or other consents and approvals (contractual or otherwise), if any, will be obtained and that in the course of obtaining any such consents or approvals, no restrictions will be imposed or amendments or modifications made that would have a material adverse effect on the contemplated benefits of the Transaction to the Company.

     We are acting as financial advisor to the Company in connection with the Transaction and will receive a fee from the Company for our services, which fee is contingent upon the consummation of the Transaction. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We have, in the past provided financial advisory and financial services to the Company and may continue to do so and have received, and may receive, fees for the rendering of such services. In addition, in the ordinary course of our business, we may actively trade the shares of the Company's common stock for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     This opinion is solely for the use and benefit of the Board of Directors of the Company in its evaluation of the Transaction and shall not be used for any other purpose. Our opinion does not address the merits of the underlying decision by the Company or the Investor to engage in the Transaction and we are not expressing any opinion herein as to the prices at which any class of the Company's stock will trade at any time.

     This opinion is not intended to be relied upon or confer any rights or remedies upon any employee, creditor, shareholder or other equity holder of the Company, or any other party. This opinion shall not be reproduced, disseminated, quoted, summarized or referred to at any time, in any manner or for any purpose, nor shall any public references to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or any of its affiliates be made by the Company, the Investor or any of their affiliates, without the prior consent of Merrill Lynch, which will not be unreasonably withheld or delayed.

     On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Transaction is fair from a financial point of view to the Company.

                                  Very truly yours,

                                  /s/ MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                   INCORPORATED
                                  ----------------------------------------------
                                      Merrill Lynch, Pierce, Fenner & Smith
                                                   Incorporated

                         INTERSTATE HOTELS CORPORATION

                                     PROXY


         The undersigned stockholder of Interstate Hotels Corporation, a Maryland corporation (the "Company"), hereby appoints Thomas F. Hewitt and J. William Richardson, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the Stockholders of the Company to be held at the Pittsburgh Marriott City Center Hotel located at 112 Washington Place, Chatham Center, Pittsburgh, Pennsylvania on October 16, 2000, at 10:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned as if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

            (CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE)

                        PLEASE SIGN, DATE AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                        SPECIAL MEETING OF STOCKHOLDERS
                         INTERSTATE HOTELS CORPORATION

                                OCTOBER 16, 2000



              |                                                 |
              v PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED v


         PLEASE MARK YOUR
A  /X/   VOTES AS IN THIS
         EXAMPLE.



                                                                                                           FOR    AGAINST    ABSTAIN
                                              1.  To approve the issuance of Series B Convertible
                                                  Preferred Stock, 8.75% Convertible Subordinated
                                                  Notes and Class A Common Stock upon                      /  /     /  /      /  /
                                                  conversion thereof.

                                              2.  To vote and otherwise represent the undersigned
                                                  on any other matter that may properly come
                                                  before the meeting or any adjournment or                /  /     /  /      /  /
                                                  postponement thereof in the discretion of the
                                                  Proxy holder.

                                              THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE
                                              CAST AS INSTRUCTED ABOVE. IF THIS PROXY IS EXECUTED BUT
                                              NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY
                                              THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL AS
                                              DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF
                                              THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY
                                              PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
                                              OR POSTPONEMENT THEREOF.



                                                                                           CHECK HERE ONLY IF YOU PLAN TO
                                                                                           ATTEND THE MEETING IN PERSON.     /  /

Signature _________________________________________ Signature _______________________________________ Dated: ______________, 2000
                                                                           IF HELD JOINTLY

NOTE:    Please sign exactly as name appears on the records of the Company and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation, or other entity or in another representative capacity, please give the full title under signature(s).